Exhibit 10.4


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                               INDENTURE OF TRUST

                                     BETWEEN

                         NEW YORK STATE ENERGY RESEARCH
                            AND DEVELOPMENT AUTHORITY


                                       AND

                                 CITIBANK, N.A.,
                                   as Trustee


                          Dated as of November 1, 2005

                                  -relating to-

                    $55,000,000 Gas Facilities Revenue Bonds
(The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project),
                                  2005 Series B







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


                                TABLE OF CONTENTS

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
                                    ARTICLE I

                                   DEFINITIONS
Section 1.01.        Definitions of Specific Terms................................................................5
Section 1.02.        Definitions of General Terms................................................................25

                                   ARTICLE II

                             AUTHORIZATION OF BONDS

Section 2.01.        Limitation on Issuance of Bonds.............................................................26
Section 2.02.        Authorization of Bonds......................................................................26
Section 2.03.        Global Form; Securities Depository..........................................................27
Section 2.04.        [Reserved]..................................................................................29
Section 2.05.        Application of Bond Proceeds................................................................29
Section 2.06.        Delivery of the Bonds.......................................................................29

                                   ARTICLE III

                                INTEREST ON BONDS

Section 3.01.        Interest on Bonds-General...................................................................31
Section 3.02.        Commercial Paper Rate.......................................................................34
Section 3.03.        Auction Rate Period - Auction Period Rate: General..........................................35

                                   ARTICLE IV

                        CHANGES IN THE INTEREST RATE MODE

Section 4.01.        Optional Conversion to an Adjustable Rate by Authority......................................37
Section 4.02.        Optional Conversion to a Fixed Rate.........................................................40
Section 4.03.        Conversion Generally........................................................................42

                                    ARTICLE V

                        REDEMPTION AND PURCHASE OF BONDS

Section 5.01.        Optional Redemption.........................................................................44
Section 5.02.        [Reserved]..................................................................................45
Section 5.03.        Tender for and Purchase upon Election of Holder.............................................45

                                       i

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                               TABLE OF CONTENTS
                                   (continued)

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Section 5.04.        Mandatory Tender for Purchase upon Change in the Interest Rate Mode or on Business Day Following Certain Calculation Periods....................................46
Section 5.05.        Special Tax Redemption Provisions...........................................................47
Section 5.06.        Redemption at Demand of the State...........................................................48
Section 5.07.        Mandatory Tender for Purchase Upon Expiration of any Support
                     Facility or Upon  Delivery of an Alternate Support Facility.................................49
Section 5.08.        Mandatory Tender Upon Occurrence of any Terminating Event...................................49
Section 5.09.        General Provisions Applicable to Mandatory and Optional Tenders for
                     Purchase of Bonds...........................................................................50
Section 5.10.        Selection of Bonds to be Redeemed...........................................................51
Section 5.11.        Notice of Redemption........................................................................51
Section 5.12.        Bonds purchased for account of Liquidity Facility Issuer....................................52
Section 5.13.        Effect of Redemption........................................................................53
Section 5.14.        Cancellation of Redeemed Bonds..............................................................53

                                   ARTICLE VI

                                SUPPORT FACILITY

Section 6.01.        Support Facility - General..................................................................54
Section 6.02.        Support Facility - Delivery of an initial Liquidity Facility and Alternate
                     Support Facility............................................................................54
Section 6.04.        Provisions with respect to the Bond Insurer.................................................55
Section 6.04.        Rights of Credit Facility Issuer............................................................57

                                   ARTICLE VII

                      GENERAL TERMS AND PROVISIONS OF BONDS

Section 7.01.        Execution and Authentication of Bonds.......................................................59
Section 7.02.        Books of Registry...........................................................................59
Section 7.03.        Transfer, Registration and Exchange of Bonds................................................59
Section 7.04.        Mutilated, Lost, Stolen, or Destroyed Bonds.................................................60
Section 7.05.        Temporary Bonds.............................................................................61
Section 7.06.        Disposition of Bonds........................................................................62

                                  ARTICLE VIII

                         CORPORATION OBLIGATION PAYMENTS

Section 8.01         Company Obligation Payments.................................................................62
Section 8.02         Credits on the Company Obligation...........................................................62

                                       ii


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                               TABLE OF CONTENTS
                                   (continued)

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                                   ARTICLE IX

                               THE PRIOR BOND FUND

SECTION 9.01.        Prior Bond Fundt..............................................................................


                                    ARTICLE X

                     CREATION OF SPECIAL FUNDS AND ACCOUNTS;
                     APPLICATION AND INVESTMENT OF REVENUES

Section 10.01.       Creation of Funds and Accounts..............................................................65
Section 10.02.       Deposit of Company Obligation Payments......................................................65
Section 10.03.       Application of Monies in the Bond Fund......................................................66
Section 10.04.       Investment of Funds.........................................................................68

                                   ARTICLE XI

                      PARTICULAR COVENANTS OF THE AUTHORITY

Section 11.01.       Payment of Principal of and Interest and Redemption Premium on Bonds........................69
Section 11.02.       Performance of Covenants....................................................................69
Section 11.03.       Further Instruments.........................................................................69
Section 11.04.       Inspection of Project Books.................................................................69
Section 11.05.       No Extension of Time of Payment of Interest.................................................69
Section 11.06.       Trustee's, Remarketing Agent's, Registrar and Paying Agent's and
                     Indexing Agent's Fees, Charges and Expenses.................................................69
Section 11.07.       Agreement of the State of New York..........................................................70
Section 11.08.       Recording and Filing........................................................................70
Section 11.09.       Rights Under the Participation Agreement....................................................70

                                   ARTICLE XII

       CONCERNING THE TRUSTEE; APPOINTMENT OF REGISTRAR AND PAYING AGENT,
              REMARKETING AGENT, BROKER-DEALERS AND INDEXING AGENT

Section 12.01.       Appointment of Trustee......................................................................71

                                      iii

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                               TABLE OF CONTENTS
                                   (continued)

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Section 12.02.       Indemnification of Trustee as Condition for Remedial Action.................................71
Section 12.03.       Trustee Not Liable for Failure of the Authority or Company to Act...........................71
Section 12.04.       Certain Duties and Responsibilities of the Trustee..........................................72
Section 12.05.       Limitations on Obligations and Responsibilities of Trustee and
                     Registrar and Paying Agent..................................................................74
Section 12.06.       Compensation and Indemnification of Trustee.................................................75
Section 12.07.       Statements from Trustee.....................................................................75
Section 12.08.       Notice of Default...........................................................................76
Section 12.09.       Trustee and Registrar and Paying Agent May Deal in Bonds....................................76
Section 12.10.       Trustee and Registrar and Paying Agent Not Responsible For Recitals.........................76
Section 12.11.       Qualification of the Trustee................................................................77
Section 12.12.       Resignation and Removal of Trustee..........................................................77
Section 12.13.       Successor Trustee...........................................................................78
Section 12.14.       Appointment of Remarketing Agent............................................................79
Section 12.15.       Appointment of Registrar and Paying Agent...................................................79
Section 12.16.       General Provisions Regarding Registrar and Paying Agent.....................................80
Section 12.17.       Payment of Registrar and Paying Agent; Indemnification......................................80
Section 12.18.       Registrar and Paying Agent's Performance; Duty of Care......................................81
Section 12.19.       Qualifications of Registrar and Paying Agent................................................81
Section 12.20.       Resignation or Removal of Registrar and Paying Agent and Successor
                     to Registrar and Paying Agent; Termination of Registrar and Paying Agent's Obligations......81
Section 12.21        Appointment of Auction Agent; Qualification of Auction Agent;
                     Resignation; Removal.....................................................................XI-11
Section 12.22.       Appointment of Broker-Dealers...............................................................83
Section 12.23.       Appointment of Additional Paying Agents; Each Paying Agent to Hold
                     Money in Trust..............................................................................83
Section 12.24.       Appointment and Duties of Indexing Agents...................................................83
Section 12.25.       Qualifications of Indexing Agents...........................................................84

                                  ARTICLE XIII

               EVENTS OF DEFAULT; REMEDIES UPON OCCURRENCE THEREOF

Section 13.01.       Events of Default...........................................................................85
Section 13.02.       Notice to Holders and Others Upon Occurrence of an Event of Default
                     or a Payment Default........................................................................85
Section 13.03.       Declaration of Principal and Interest As Due................................................86
Section 13.04.       Action by Trustee Upon Occurrence of Event of Default.......................................87
Section 13.05.       Powers of Trustee With Respect to Participation Agreement and Other
                     Agreements..................................................................................88

                                       iv

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                                TABLE OF CONTENTS
                                   (continued)

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Section 13.06.       Disposition of Monies in Event of Insufficiencies in Funds and Accounts.....................89
Section 13.07.       Effect of Delay or Omission; Waiver of Default; Direction of Remedial
                     Proceedings by the Holders..................................................................91
Section 13.08.       Suits or Actions by Holders; Any Holder May Enforce Overdue
                     Payment of His or Her Bond or Interest Thereon..............................................92
Section 13.09.       Remedies Not Exclusive......................................................................93
Section 13.10.       Effect of Abandonment of Proceedings on Default.............................................93
Section 13.11.       Interest on Overdue Amounts.................................................................93

                                   ARTICLE XIV

                   EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND
                     OWNERSHIP OF BONDS; EXCLUSION OF BONDS
                    OWNED BY THE AUTHORITY OR THE CORPORATION

Section 14.01.       Execution of Requests, Directions and Consents and Other Instruments
                     and Proof of Same; Ownership of Bonds and Proof of Same.....................................94
Section 14.02.       Meetings of Holders.........................................................................95
Section 14.03.       Exclusion of Bonds Held by or for the Authority, the Company and of
                     Bonds No Longer Deemed Outstanding Hereunder................................................96

                                   ARTICLE XV

                    AMENDING AND SUPPLEMENTING THE INDENTURE,
         THE PARTICIPATION AGREEMENT, THE REMARKETING AGREEMENT, AUCTION
                      AGREEMENT, BROKER-DEALER AGREEMENTS,
                          BOND PURCHASE TRUST AGREEMENT

Section 15.01.       Amending and Supplementing Indenture Without Consent of Holders.............................97
Section 15.02.       Amending and Supplementing Indenture with Consent of Holders................................98
Section 15.03.       Notation upon Bonds; New Bonds Issued upon Amendments.......................................99
Section 15.04.       Effectiveness of Supplemental Indentures...................................................100
Section 15.05.       Supplemental Indenture Affecting Support Facility Provider.................................100
Section 15.06.       Supplemental Agreements Not Requiring the Consent of the Holders...........................100
Section 15.07.       Notice and Consent for Supplemental Agreements Requiring the
                     Consent of the Holders.....................................................................101
Section 15.08.       Effectiveness of Supplemental Agreement....................................................101
Section 15.09.       Supplemental Agreement Affecting Support Facility Provider.................................102


                                       v

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                               TABLE OF CONTENTS
                                   (continued)

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                                   ARTICLE XVI

                     DEFEASANCE; MONEYS HELD FOR PAYMENT OF
                                 DEFEASED BONDS

Section 16.01.       Discharge of Liens and Pledges; Bonds No Longer Deemed to be
                     Outstanding Hereunder......................................................................103
Section 16.02.       Release of Indenture, Termination of Right, Title and Interest of Trustee..................104
Section 16.03.       Bonds Not Presented for Payment When Due; Monies Held for the
                     Bonds after Due Date of Bonds..............................................................104

                                  ARTICLE XVII

             FORM OF BONDS AND ENDORSEMENT AND ASSIGNMENT PROVISIONS

Section 17.01.       Form of Bonds and Endorsement and Assignment Provisions....................................106

                                  ARTICLE XVIII

                                  MISCELLANEOUS

Section 18.01.       Benefits of Indenture Limited to Authority, Company, Trustee,
                     Registrar and Paying Agent, Support Facility Issuer, Remarketing
                     Agent, Auction Agent and Holders of the Bonds..............................................107
Section 18.02.       Indenture a Contract; Indenture Binding Upon Successors or Assigns
                     of the Authority...........................................................................107
Section 18.03.       Notice to Holders of Bonds.................................................................107
Section 18.04.       Waiver of Notice...........................................................................108
Section 18.05.       Effect of Saturdays, Sundays and Non-Business Days.........................................108
Section 18.06.       Partial Invalidity.........................................................................108
Section 18.07.       Law and Place of Enforcement of Indenture..................................................108
Section 18.08.       Requests, Approvals and Directions of Authority............................................108
Section 18.09.       Notices, Demands; Requests.................................................................108
Section 18.10.       Effect of Article and Section Headings and Table of Contents...............................110
Section 18.11.       Liability of Authority Limited to Revenues.................................................110
Section 18.12.       Waiver of Personal Liability...............................................................110
Section 18.13.       Indenture May be Executed in Counterparts; Effectiveness of Indenture......................110

Appendix A           Form of Bonds..............................................................................A-1
Appendix B           Auction Rate Provisions....................................................................B-1

     THIS INDENTURE OF TRUST, made and dated as of November 1, 2005 (the "Indenture"), by and between New York State Energy Research and Development Authority (the "Authority"), a body corporate and politic, constituting a public benefit corporation, and Citibank, N.A., as trustee (the "Trustee"), a national association organized and existing under the laws of the United States of America with its principal corporate trust office located in The City of New York.

                          W I T N E S S E T H  T H A T:

     WHEREAS, pursuant to special act of the Legislature of the State of New York (Title 9 of Article 8 of the Public Authorities Law of New York, as from time to time amended and supplemented, herein called the "Act"), the Authority has been established as a body corporate and politic, constituting a public benefit corporation; and

     WHEREAS, pursuant to the Act, the Authority is empowered to contract with any power company to participate in the incorporation of features in power plants and the construction of associated facilities to the extent required by the public interest in development, health, recreation, safety, conservation of natural resources and aesthetics; and

     WHEREAS, pursuant to the Act, the Authority has also been empowered to extend credit and make loans from bond and note proceeds to any person for the construction, acquisition and installation of, or for the reimbursement to any person for costs in connection with, any special energy project (as defined in the Act), including, but not limited to, any land, works, system, building or other improvement, and all real and personal properties of any nature or any interest in any of them which are suitable for or related to the furnishing, generation or production of energy; and

     WHEREAS, the Authority is also authorized under the Act to borrow money and issue its negotiable bonds and notes to provide sufficient monies for achieving its corporate purposes; and

     WHEREAS, the Authority is also authorized under the Act to enter into any contracts and to execute all instruments necessary or convenient for the exercise of its corporate powers and the fulfillment of its corporate purposes, including the refunding of outstanding bonds and notes of the Authority; and

     WHEREAS, The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company") is a public utility corporation doing business in the State of New York; and

     WHEREAS, the Company has requested that the Authority issue bonds for the purpose of refunding the Authority's Gas Facilities Revenue Bonds, Series C (The Brooklyn Union Gas Company Project) in the aggregate principal amount of $55,000,000 (the "Prior Bonds") which were issued to provide funds for the acquisition, construction, and installation of certain facilities for the local furnishing of gas within The City of New York; and

     WHEREAS, pursuant to Resolution No. 1094 adopted September 19, 2005, the Authority has determined to issue its Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B (the "Bonds") in an aggregate principal amount not to exceed $55,000,000, for the purpose of refunding the outstanding principal amount of the Prior Bonds, to be issued under and secured by this Indenture; and

     WHEREAS, contemporaneously with the execution hereof, the Company and the Authority have entered into a Participation Agreement of even date herewith (herein referred to as the "Participation Agreement"); and

     WHEREAS, the bonds to be issued will be in the aggregate principal amount of $55,000,000 and will be designated as Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B (the "Bonds"), which, along with other funds to be provided by the Company, will be used to refund the Prior Bonds, such Bonds to be issued under and secured by this Indenture; and

     WHEREAS, simultaneously with the issuance and delivery of such Bonds, the Company will execute and deliver a promissory note dated the date of issuance of such Bonds (the "Company Obligation") as evidence of its obligation to make payments required by the Participation Agreement; and

     WHEREAS, all acts, conditions and things necessary or required by the Constitution and statutes of the State of New York, or otherwise, to exist, happen, and be performed as prerequisites to the passage of this Indenture, do exist, have happened, and have been performed; and

     WHEREAS, the Trustee has accepted the trusts created by this Indenture and in evidence thereof has joined in the execution hereof; and

     NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Authority hereby agrees with the Trustee and with the respective owners, from time to time, of the Bonds or any part thereof as follows:

     That in order to declare the terms and conditions upon which the Bonds are authenticated, issued and delivered, and in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Holders thereof, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure payment of the principal of and premium, if any, and interest on the Bonds according to their tenor and effect and the performance and observance by the Authority of all covenants, agreements and conditions herein and in the Bonds contained, the Authority has acknowledged, executed, signed and delivered this Indenture, has caused or will cause the Company to deliver to the Trustee the Company Obligation pursuant to the Participation Agreement, and hereby assigns, confirms, pledges with and sets over and entrusts to the Trustee hereunder, its successors in trust and assigns, subject to the provisions of this Indenture (the following being called the "Trust Estate"): (a) the Revenues, (b) the Participation Agreement dated as of November 1, 2005 (the
"Participation  Agreement"),  and  all  rights,  remedies  and  interest  of the

Authority under the Participation Agreement and any other agreement relating to the Project (exclusive of the Authority's rights, but in no way in any derogation of the Trustee's rights, with respect to (i) administrative compensation, attorney's fees and indemnification, (ii) the receipt of notices, opinions, reports, copies of instruments and other items of a similar nature required to be delivered to the Authority under the Participation Agreement,
(iii) granting approvals and consents and making determinations when required under the Participation Agreement, (iv) making requests for information and inspections in accordance with the Participation Agreement, (v) Article III and Sections 4.04, 4.08, 4.09 and 4.10 of the Participation Agreement and, insofar as the obligations of the Company under Section 4.07 relate to taxes and assessments imposed upon the Authority and not the Trustee, Section 4.07 thereof, and (vi) the right to amend the Participation Agreement), (c) the Tax Regulatory Agreement dated November 1, 2005 (the "Tax Regulatory Agreement"), and all rights, remedies and interest of the Authority thereunder, subject to the provisions of the Tax Regulatory Agreement relating to the amendment thereof and to a reservation by the Authority of the right to enforce the obligations of the Company thereunder independently of the Trustee, (d) all other monies, rights and properties held by the Trustee or other depositary under the Indenture, including, but only for the benefit of the persons specified herein, the proceeds of any draw, borrowing or payment under any Support Facility (other than the Policy), and the securities (and the interest, income and profits therefrom) in which such monies may from time to time be invested (exclusive of the proceeds of a Support Facility (as hereinafter defined)), and (e) any and all other real or personal property of every nature from time to time hereafter by delivery or by writing of any kind specially mortgaged, pledged, or hypothecated, as and for additional security hereunder, by the Company in favor of the Trustee or the Authority which are hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

     TO HAVE AND TO HOLD, all and singular of said Trust Estate unto the Trustee, its successors in trust and assigns, forever, in trust, nevertheless, to inure to the use and benefit of the Holders of all the Bonds, for the securing of the observance or performance of all the terms, provisions and conditions therein and herein contained and for the equal and proportionate benefit and security of all and singular the present and future Holders of the Bonds, without preference, priority, prejudice or distinction as to lien or otherwise of any Bond over any other Bond, to the end that each Holder of a Bond shall have the same rights, privileges and lien under and by virtue of this Indenture, except as hereinafter otherwise specifically provided;

     AND UPON THE CONDITION THAT, if the Authority shall cause to be paid fully and promptly and indefeasibly when due all of its indebtedness, liabilities, obligations and sums at any time secured hereby, including interest, its Trustee's fees, reasonable expenses (including its reasonable attorneys' fees and expenses) and indemnity amounts, and shall promptly, faithfully and strictly keep, perform and observe, or cause to be kept, performed and observed, all of its covenants, obligations, warranties and agreements contained herein, then and in such event, this Indenture shall be and become void and of no further force and effect, otherwise the same shall remain in full force and effect.

     THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said income and Revenues hereby pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Authority has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Holders, from time to time, of the said Bonds, or any part thereof, as follows (provided that in the performance of the agreements of the Authority herein contained any obligation it may thereby incur for the payment of money shall never constitute a general or moral obligation of the State of New York or any political subdivision thereof within the meaning of any state constitutional provision or statutory limitation, and shall not be secured directly or indirectly by the full faith and credit, the general credit or any revenue or taxes of the State of New York or any political subdivision thereof, but shall be payable solely out of the income and Revenues derived under the Participation Agreement and the Company Obligation and from drawings under the Credit Facility (other than the Policy), if any, and other monies, rights and properties of the Trust Estate), that is to say:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions of Specific Terms. Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Section shall, for all purposes of this Indenture and of any indenture, resolution or other instrument amendatory hereof or supplemental hereto and of any certificate, opinion, instrument or document herein or therein mentioned, have the meanings herein specified, with the following definitions to be equally applicable to both the singular and plural forms of any terms herein defined and vice versa.

     "Act" shall mean the New York State Energy Research and Development Authority Act, Title 9 of Article 8 of the Public Authorities Law of the State of New York, as from time to time amended and supplemented.

     "Additional Payments" shall mean the fees and expenses payable pursuant to Sections 4.04 and 4.05 of the Participation Agreement.

     "Adjustable Rate" shall mean any of the following types of interest rates: a Commercial Paper Rate, an Auction Period Rate, a Daily Rate, a Weekly Rate, a Monthly Rate, a Semi-annual Rate and a Term Rate.

     "Administration Fees" shall mean the amounts payable by the Company to the Authority pursuant to Section 4.04 of the Participation Agreement to defray a portion of the expenses incurred by the Authority in conducting and administering its financing programs and the amount payable as state bond issuance charge pursuant to Section 4.04 of the Participation Agreement.

     "Agent Member" shall have the meaning given to such term in Appendix B hereto.

     "Alternate Support Facility" shall mean any Liquidity Facility obtained pursuant to the provisions of Section 6.02 in replacement of an existing Liquidity Facility.

     "Auction Agent" shall have the meaning given to such term in Appendix B hereto.

     "Auction Agreement" shall have the meaning given to such term in Appendix B hereto.

     "Auction Period" shall have the meaning given to such term in Appendix B hereto.

     "Auction Period Rate" shall have the meaning given to such term in Appendix B hereto.

     "Auction Procedures" shall have the meaning given to such term in Appendix B hereto.

     "Auction Rate Bonds" shall mean with respect to an Auction Rate Period, any Bonds or series of Bonds which bear interest at the Auction Period Rate.

     "Auction  Rate Bonds Period  Record Date" shall mean,  with respect to each
Interest  Payment  Date  during  an  Auction  Rate  Period,   the  Business  Day
immediately preceding such Interest Payment Date.

     "Auction Rate Period" shall mean any period during which the Bonds bear interest at an Auction Period Rate, which period shall commence on the effective date of a Change in the Interest Rate Mode to an Auction Period Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode or (b) the Stated Maturity.

     "Authority" shall mean New York State Energy Research and Development Authority, the public benefit corporation created by the Act, and its successors and assigns.

     "Authorized Company Representative" shall mean any officer or other employee of the Company at the time designated to act on behalf of the Company by written certificate furnished to the Authority and the Trustee containing the specimen signature of such person and signed on behalf of the Company by its Chairman, President or a Vice President and its Secretary or an Assistant Secretary.

     "Authorized Officer" shall mean the Chair, Vice-Chair, President, Vice President, Treasurer, Assistant Treasurer or Secretary of the Authority.

     "Bond or Bonds" shall mean $55,000,000 aggregate principal amount of the "Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan
Energy  Delivery  New York  Project),  2005  Series B" issued as  authorized  in
Article II at any time Outstanding.

     "Bond Counsel" shall mean an attorney or firm or firms of attorneys, satisfactory to the Authority and the Trustee, nationally recognized and experienced in matters relating to tax exemption of interest on bonds issued by states and their political subdivisions.

     "Bond Fund" shall mean the Bond Fund created in Section 10.01.

     "Bond Insurer" shall mean Financial Guaranty Insurance Company, or any successor thereto.

     "Bond Purchase Agreement" shall mean the Bond Purchase Agreement, dated October 26, 2005, among the Authority, the Company and the underwriters named therein.

     "Bond Purchase Fund" shall mean the Bond Purchase Fund established pursuant to the Bond Purchase Trust Agreement.

     "Bond Purchase Trust Agreement" shall mean the Bond Purchase Trust Agreement dated as of the date hereof between the Authority and the Registrar and Paying Agent, as from time to time amended or supplemented.

     "Bond  Year"  shall  have  the  meaning  set  forth  in the Tax  Regulatory
Agreement.

     "Bondholder," "Holder of a Bond" or "Holder" shall mean any registered owner of a Bond.

     "Broker-Dealer" shall have the meaning given to such term in Appendix B hereto.

     "Broker-Dealer Agreement" shall mean an agreement among the Auction Agent, the Company and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures described in Appendix B, as such agreement may from time to time be amended or supplemented with the consent of the Bond Insurer.

     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or banks are authorized or obligated by law or executive order to close in New York, New York, or any city in which is located the principal corporate trust office of the Trustee, the Registrar and Paying Agent, the Bond Insurer, the Auction Agent, the Broker-Dealers, the Remarketing Agents or the office of an issuer of a Support Facility at which demands for a draw on, or borrowing or payment under, the Support Facility will be made.

     "Calculation Period" shall mean (a) during any Commercial Paper Rate Period, any Calculation Period established by the Remarketing Agent pursuant to
Section 3.02 which shall end on a day not later than 270 days from the commencement thereof; (b) during any Daily Rate Period, the period from and including a Business Day to but not including the next succeeding Business Day;
(c) during any Weekly Rate Period, the period from and including Wednesday of each week to and including the following Tuesday; (d) during any Monthly Rate Period, each period from and including the first Business Day of the month to but excluding the first Business Day of the following month; (e) during any Semi-annual Rate Period, each period from and including the day following the end of the last Calculation Period to but excluding the next succeeding Interest Payment Date; (f) during any Term Rate Period, any period of not less than 365 days from and including a Business Day to and including any day (established by the Authority, at the direction of the Company, pursuant to Section 4.01.1) not later than the day prior to the Stated Maturity; and (g) during any Fixed Rate Period following a Change in the Interest Rate Mode to a Fixed Rate, the period from and including the effective date of the Change in the Interest Rate Mode through the day immediately preceding the earlier of (x) the effective date of another Change in the Interest Rate Mode, or (y) the Stated Maturity.

     "Change in the Interest Rate Mode" shall mean any change in the type of interest rate borne by the Bonds pursuant to Section 4.01 or Section 4.02.

     "Change of Preference Law" shall mean any amendment to the Code or other statute enacted by the Congress of the United States or any temporary, proposed or final regulation promulgated by the United States Treasury, after the date hereof which (a) changes or would change any deduction, credit or other allowance allowable in computing liability for any federal tax with respect to, or (b) imposes, or would impose, or increases or would increase any federal tax (including, but not limited to, preference or excise taxes) upon, any interest earned by any holder of bonds the interest on which is excluded from federal gross income under Section 103 of the Code.

     "Closing Date" shall mean the date on which the Bonds are paid for by and delivered to the original purchasers thereof.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Each reference to a section of the Code herein shall be deemed to include the United States Treasury Regulations proposed or in effect thereunder and applied to the Bonds or the use of proceeds thereof, and also includes all amendments and successor provisions unless the context clearly requires otherwise.

     "Commercial Paper Dealers" means Goldman, Sachs & Co., BNY Capital Markets, Inc., Sovereign Securities Corporation, LLC and The Williams Capital Group, L.P. or, in lieu thereof, their respective affiliates or successors, provided that any such entity is a commercial paper dealer, or any additional commercial paper dealers named by the Company with the consent of the Authority.

     "Commercial Paper Period Record Date" shall mean, with respect to each Interest Payment Date during a Commercial Paper Rate Period, the Business Day next preceding such Interest Payment Date.

     "Commercial Paper Rate" shall mean with respect to each Calculation Period during a Commercial Paper Rate Period, a rate or rates of interest equal to the rate or rates of interest per annum established and certified to the Trustee in writing (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:30 noon (New York City time) on and as of the Determination Date as the minimum rate or rates of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate or rates of interest shall not exceed the lesser of 110% of the Commercial Paper Rate Index on and as of such date and the Maximum Allowed Rate.

     "Commercial Paper Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Commercial Paper Rate Period, the average of yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued) all of which shall have a term as near as practicable to such Calculation Period or which are subject to optional or mandatory tender by the owner thereof at the end of a term as near as practicable to such Calculation Period, the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Commercial Paper Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

     "Commercial Paper Rate Period" shall mean any period during which the Bonds bear interest at a Commercial Paper Rate or Rates, which period shall commence on the effective date of a Change in the Interest Rate Mode to a Commercial Paper Rate or Rates, as the case may be, and extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode, (b) the Stated Maturity or (c) the expiration of 270 days.

     "Component Issuers" shall mean issuers of securities, the interest on which is excluded from gross income for federal income tax purposes, selected by the Indexing Agent.

     "Computation Date" shall mean each date which is one (1) Business Day prior to any Determination Date.

     "Computation Period" shall have the meaning set forth in the Tax Regulatory Agreement.

     "Company" shall mean The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York, and any surviving, resulting or transferee corporation in any merger, consolidation or transfer of assets permitted under Section 5.10 of the Participation Agreement.

     "Company Obligation" shall mean the promissory note of the Company executed by the Company and delivered to the Trustee, to evidence the obligations of the Company to repay the loan to be made by the Authority pursuant to the Participation Agreement.

     "Company Obligation Payments" shall mean the portion of the Payments required to be made by the Company pursuant to Article IV of the Participation

Agreement and the Company Obligation to be applied to the payment of principal of, premium, if any, and interest on the Bonds.

     "Credit Facility" shall mean any Support Facility which provides for or insures the payments referred to in clause (ii) of the definition thereof.

     "Credit Facility Issuer" shall mean any bank or banks or other financial institution or institutions, having issued any Credit Facility.

     "Current Adjustable Rate" shall mean the interest rate borne by Bonds immediately prior to a Change in the Interest Rate Mode or the establishment of a Fixed Rate.

     "Daily Period Record Date" shall mean, with respect to each Interest Payment Date during a Daily Rate Period, the Business Day next preceding such Interest Payment Date.

     "Daily Rate" shall mean with respect to each Calculation Period during a Daily Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 10:00 a.m. (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof plus accrued interest thereon; provided that such rate of interest shall not exceed the lesser of 110% of the Daily Rate Index on and as of such day and the Maximum Allowed Rate.

     "Daily Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Daily Rate Period, the average of one-day yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent and which have redemption or tender provisions comparable to the then applicable provisions of the Bonds, computed by the Indexing Agent on and as of the Determination Date. If the Bonds are rated by a Rating Agency, each Component Issuer must have outstanding securities rated by a Rating Agency in a short-term debt rating category which is the same as the short-term debt rating category in which the Bonds are rated. The specific issuers included in the Component Issuers may be changed from time to time by the Indexing Agent in its discretion and shall be issuers whose securities, in the judgment of the Indexing Agent, have characteristics similar to the Bonds. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Daily Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

     "Daily Rate Period" shall mean any period during which Bonds bear interest at a Daily Rate which period shall commence on the effective date of the Change in the Interest Rate Mode to a Daily Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode or (b) the Stated Maturity.

     "Default Rate" shall have the meaning given to such term in Appendix B hereto.

     "Determination Date" shall mean, for any Calculation Period, the first Business Day occurring during such Calculation Period; provided, however, with respect to Bonds which bear interest at the Weekly Rate, each Wednesday or, if such Wednesday is not a Business Day, the Business Day next preceding such Wednesday.

     "DTC" shall mean The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York.

     "Effective Date" shall mean November 1, 2005.

     "Event of Bankruptcy" shall mean the filing of a petition commencing a case by or against the Company under the United States Bankruptcy Code, Title 11, United States Code, as the same may be amended from time to time, or any successor law, or the filing of a petition or the seeking relief by or against the Company under any state bankruptcy or insolvency law.

     "Event of Default" shall mean Event of Default as defined in Section 13.01.

     "Existing Owner" shall have the meaning given to such term in Appendix B hereto.

     "Fiscal Year" shall mean the fiscal year of the Company as established from time to time by the Company which as of the Effective Date is the twelve-month period commencing on January 1 of each calendar year and ending on December 31 of such calendar year.

     "Fitch" shall mean Fitch Ratings and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or shall be replaced by some other nationally recognized rating agency by the Authority at the request of the Company, "Fitch" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

     "Fixed Rate" shall mean, with respect to a Fixed Rate Period, the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of such date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such date to remarket the Bonds in a secondary market transaction at a price equal to 100% of the Outstanding principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Fixed Rate Index on and as of such date and the Maximum Allowed Rate.

     "Fixed Rate Conversion Date" shall have the meaning set forth in Section 4.02.

     "Fixed Rate Index" shall mean with respect to a Fixed Rate Conversion Date, the average of the yield evaluations (on the basis of full coupon securities trading at par with a term approximately equal to the Fixed Rate Period) of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent and which have a long-term rating by a Rating Agency in the same rating category as the Bonds are rated at the time by such Rating Agency or, if no such bonds are so rated, shall be debt which, in the judgment of the Indexing Agent, is of credit quality comparable to that of the Bonds, computed by the Indexing Agent on and as of the Fixed Rate Conversion Date. In the event that the Indexing Agent fails to compute the Fixed Rate Index and no other qualified municipal securities evaluation service can be appointed Indexing Agent by the Authority, the Fixed Rate Index shall be determined by the Remarketing Agent and shall be 90% of the average yield shown for the most recent calendar month for United States Treasury notes or bonds having the same number of years to maturity as the number of 12-month periods (or months if the Fixed Rate Period is less than one year) in the Fixed Rate Period, as published in the Federal Reserve Bulletin in the last issue before the Fixed Rate Conversion Date. If that issue does not contain such a yield, the Fixed Rate Index will be determined by linear interpolation between the yields shown in that issue for United States Treasury notes and bonds having the next shorter and next longer number of years (or months) to maturity. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Fixed Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

     "Fixed Rate Period" shall mean any period during which Bonds bear interest at a Fixed Rate, which period shall commence on the effective date of a Change in the Interest Rate Mode to a Fixed Rate, and shall extend through the day immediately preceding the Stated Maturity.

     "Fixed Rate Record Date" shall mean, with respect to each Interest Payment Date during a Fixed Rate Period, the fifteenth day of the month next preceding such Interest Payment Date, or, if such day shall not be a Business Day, the next preceding Business Day.

     "Governmental Obligations" shall mean any of the following which are non-callable:

          (a) U.S. Treasury Certificates, Notes and Bonds (including State and Local Government Series);

          (b) direct general obligations of the U.S. Treasury which have been stripped by the Treasury itself, CATS, TIGRS and similar securities;

          (c) the interest component of Resolution Funding Corp. (REFCORP) strips which have been stripped by request to the Federal Reserve Bank of New York in book-entry form;

          (d) pre-refunded municipal bonds rated "Aaa" by Moody's and "AAA" by S&P. If, however, the issue is only rated by S&P (i.e., there is no Moody's rating), then the pre-refunded bonds must have been pre-refunded with cash, direct U.S. or U.S. guaranteed obligations, or AAA rated pre-refunded municipals to satisfy this condition;

          (e) obligations issued by the following agencies which are backed by the full faith and credit of the U.S.: direct obligations or fully guaranteed certificates of beneficial ownership issued by the U.S. Export-Import Bank; certificates of beneficial ownership issued by the Farmers Home Administration; obligations issued by the Federal Financing Bank; participation certificates issued by the General Services Administration; guaranteed Title XI financing by the U.S. Maritime Administration; and Project Notes, Local Authority Bonds, New Communities Debentures - U.S. government guaranteed debentures and U.S. Public Housing Notes and Bonds - U.S. government guaranteed public housing notes and bonds issued by the U.S. Department of Housing and Urban Development.

     "Indenture" shall mean this Indenture of Trust, dated as of November 1, 2005, between the Authority and the Trustee, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

"Indexing  Agent" shall mean the Indexing  Agent  appointed in  accordance  with
Section 12.24.

     "Insurance Agreement" shall mean the Insurance Agreement dated November 1, 2005, by and among the Company, the Trustee and the Bond Insurer.

     "Interest Payment Date" shall mean:

          (a)  during  a  Commercial   Paper  Rate  Period,   the  Business  Day
     immediately succeeding the last day of any Calculation Period;

          (b) during an Auction Rate Period, each date that is specified as an "Interest Payment Date" in Appendix B hereto;

          (c) during a Daily Rate Period, the first Business Day of each month thereof;

          (d) during a Weekly Rate Period, the first Business Day of each month thereof;

          (e) during a Monthly Rate Period, the first Business Day of each month thereof;

          (f) during a Semi-annual Rate Period, (i) the first Business Day of the sixth calendar month following the month in which the first day of such Semi-annual Rate Period occurred, (ii) each anniversary of the date so determined, and (iii) each anniversary of the first day of the first month of such Semi-annual Rate Period;

          (g) during a Term Rate Period, the January 1 or July 1 next succeeding the first day of a Calculation Period and each January 1 or July 1 thereafter; provided, however, that if the January 1 or July 1 next succeeding the first day of a Calculation Period occurs less than twenty-one (21) days after the first day of such Calculation Period, the first Interest Payment Date shall be the second such date following the first day of such Calculation Period;

          (h) the January 1 or July 1 next succeeding a Fixed Rate Conversion Date and each January 1 or July 1 thereafter; provided, however, that if the January 1 or July 1 next succeeding a Fixed Rate Conversion Date occurs less than twenty-one (21) days after such Fixed Rate Conversion Date, the first Interest Payment Date shall be the second such date following such Fixed Rate Conversion Date;

          (i) a Fixed Rate Conversion Date;

          (j) any day on which Bonds are subject to mandatory tender for purchase pursuant to Section 5.04, 5.07 or 5.08 or redemption as a whole or in part pursuant to Section 5.01, 5.05 or 5.06; and

          (k) the Stated Maturity;

provided, however, that if any such date determined in any of the foregoing clauses is not a Business Day, the Interest Payment Date shall be the next succeeding day which is a Business Day.

     "Investment Securities" shall mean any of the following which at the time are legal investments under the laws of the State of New York for the monies held hereunder:

     1. Direct obligations of the United States of America and securities fully and unconditionally guaranteed as to the timely payment of principal and interest by the United States of America ("U.S. Government Securities").

     2. Direct obligations (excluding all derivative obligations, including without limitation inverse floaters, residuals, interest-only, principal-only and range notes; obligations that have a possibility of returning a zero or negative yield if held to maturity; obligations that do not have a fixed par value or those whose terms do not promise a fixed dollar amount at maturity or call date; and Collateralized Mortgage-Backed Obligations (collectively, "Excluded Securities")) of the following federal agencies which are fully guaranteed by the full faith and credit of the United States of America:

          (a) Export-Import Bank of the United States - Direct obligations and fully guaranteed certificates of beneficial interest

          (b) Federal Housing Administration - debentures (c) General Services Administration - participation certificates

          (d)  Government National Mortgage  Association  ("GNMAs") - guaranteed
               mortgage-backed    securities   and   guaranteed    participation
               certificates

          (e)  Small   Business   Administration   -  guaranteed   participation
               certificates and guaranteed pool certificates

          (f) U.S. Department of Housing & Urban Development - local authority bonds

          (g)  U.S. Maritime Administration - guaranteed Title XI financings

          (h) Washington Metropolitan Area Transit Authority - guaranteed transit bonds

     3.   Direct  obligations   (excluding  all  Excluded   Securities)  of  the
          following federal agencies which are not fully guaranteed by the faith and credit of the United States of America:

          (a) Federal National Mortgage Association ("FNMAs") - senior debt obligations rated Aaa by Moody's Investors Service ("Moody's") and AAA by Standard & Poor's Ratings Services ("S&P")

          (b) Federal Home Loan Mortgage Corporation ("FHLMCs") - participation certificates and senior debt obligations rated Aaa by Moody's and AAA by S&P

          (c)  Federal Home Loan Banks - consolidated debt obligations

          (d)  Student Loan Marketing Association - debt obligations

          (e)  Resolution Funding Corporation - debt obligations

     4. Direct, general obligations of any state of the United States of America or any subdivision or agency thereof whose uninsured and unguaranteed general obligation debt is rated, at the time of purchase, A2 or better by Moody's and A or better by S&P, or any
          obligation  fully  and   unconditionally   guaranteed  by  any  state,
          subdivision or agency whose uninsured and unguaranteed general obligation debt is rated, at the time of purchase, A2 or better by Moody's and A or better by S&P.

     5. Commercial paper (having original maturities of not more than 270 days) rated, at the time of purchase, P-1 by Moody's and A-1 or better by S&P.

     6. Certificates of deposit, savings accounts, deposit accounts or money market deposits in amounts that are continuously and fully insured by the Federal Deposit Insurance Corporation ("FDIC"), including the Bank Insurance Fund and the Savings Association Insurance Fund.

     7. Certificates of deposit, deposit accounts, federal funds or bankers' acceptances (in each case having maturities of not more than 365 days following the date of purchase) of any domestic commercial bank or United States branch office of a foreign bank, provided that such bank's short-term certificates of deposit are rated P-1 by Moody's and A-1 or better by S&P (not considering holding company ratings).

     8.   Investments in money-market funds rated AAAm or AAAm-G by S&P.

     9. Money market funds having a rating in the highest investment category given to money market funds by recognized credit rating agencies at the time of acquisition, including any fund for which the Trustee or an affiliate of the Trustee serves as an investment advisor, administrator, shareholder servicing agent, custodian or sub-custodian, notwithstanding that (i) the Trustee or an affiliate of the Trustee charges and collects fees and expenses from such funds for services rendered (provided that such charges, fees and expenses are on terms consistent with terms negotiated at arm's length) and (ii) the Trustee charges and collects fees and expenses for services rendered, pursuant to this Indenture.

     "Liquidity Facility" shall mean a Support Facility which provides for the payments referred to in clause (i) of the definition thereof, and which has been consented to by the Bond Insurer.

     "Liquidity Facility Issuer" shall mean any bank or banks or other financial institution or institutions acceptable to the Bond Insurer, having issued any Liquidity Facility.

     "Maximum Allowed Rate" shall mean as of any date (i) during any Commercial Paper Rate Period, Daily Rate Period, Weekly Rate Period, Monthly Rate Period, Semi-annual Rate Period or Term Rate Period, 15% per annum, or if lower, the rate specified as such in any Support Facility then in effect, and (ii) during any Auction Rate Period, Fixed Rate Period or during a bank bond rate period during which the Bonds are owned by a Liquidity Facility Issuer, 18% per annum, provided, however, that such Maximum Allowed Rate shall not exceed the maximum rate, if any, permitted by applicable law.

     "Maximum Auction Rate" shall have the meaning given to such term in Appendix B hereto.

     "Monthly Period Record Date" shall mean, with respect to each Interest Payment Date during a Monthly Rate Period, the Business Day next preceding such Interest Payment Date.

     "Monthly Rate" shall mean with respect to each Calculation Period during a Monthly Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent, and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Monthly Rate Index on and as of such date and the Maximum Allowed Rate.

     "Monthly Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Monthly Rate Period, the average of 30-day yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Monthly Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

     "Monthly Rate Period" shall mean any period during which Bonds bear interest at a Monthly Rate which period shall commence with the effective date of the Change in the Interest Rate Mode to a Monthly Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode or (b) the Stated Maturity.

     "Moody's" shall mean Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if Moody's shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "Moody's" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

     "Notice of Election to Tender" shall mean the written notice given by a Holder of Bonds pursuant to Section 5.03.

     "Opinion of Bond Counsel" shall mean a written opinion of Bond Counsel.

     "Option to Convert" shall mean the Authority's right and option to convert the rate of interest payable on the Bonds from an Adjustable Rate to a Fixed Rate as provided in Section 4.02.

     "Outstanding", whether appearing in upper or lower case, when used with respect to any Bond shall mean, as of any date, any Bond theretofore or thereupon being authenticated and delivered pursuant to this Indenture (including Bonds considered to be "Outstanding" in accordance with Section 6.03.1(b) hereof), except:

     1. a Bond cancelled by the Trustee or accepted by the Trustee for cancellation at or prior to such date;

     2. a Bond in lieu of or in substitution for which other Bonds shall have been authenticated and delivered under Section 5.09, 5.10, 7.03 , 7.04 or 7.05; and

     3. a Bond or portion  thereof  deemed to have been paid in accordance  with
Section 16.01;

provided, however, that with respect to Auction Rate Bonds for the purposes of the Auction Procedures on any Auction Date, Auction Rate Bonds as to which the Company or any person known to the Auction Agent to be an Affiliate of the Company is the Existing Owner thereof shall be disregarded and deemed not to be Outstanding.

     "Participation Agreement" shall mean the Participation Agreement, dated as of November 1, 2005, between the Authority and the Company, as the same may be amended and supplemented by Supplemental Agreements from time to time.

     "Paying Agent" shall mean Citibank, N.A. in its capacity as Paying Agent for the Bonds, or its successors or assigns.

     "Payments" shall mean collectively the Company Obligation Payments and the Additional Payments.

     "Payment Default" shall mean the occurrence of (i) an Event of Default pursuant to paragraph (a) or (b) of Section 13.01 hereof and (ii) a default by the Bond Insurer under the Policy.

     "Person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or political subdivision thereof.

     "Policy" shall mean a Credit Facility issued by the Bond Insurer on the Effective Date in the form of a municipal bond new issue insurance policy insuring the regularly scheduled payments of principal of and interest on the Bonds as provided therein.

     "Principal Corporate Trust Office" shall mean, for Bond transfer purposes and for purposes of presentment and surrender of the Bonds for the final distributions thereon, Citibank, N.A., 111 Wall Street, 15th Floor, New York, NY 10005, Attention: 15th Floor Window, and for all other purposes, Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency and Trust - Keyspan, or any other address that the Trustee may designate from time to time by notice to the Holders, the Authority and the Company.

     "Principal Office" means, with respect to the Auction Agent, the office thereof designated in the Auction Agreement as the office of the Auction Agent to which notices, requests or communications should be sent.

     "Prior Bonds" shall mean the Authority's Gas Facilities Revenue Bonds, Series C (The Brooklyn Union Gas Company Project), dated June 1, 1990.

     "Prior Trustee" shall mean JPMorgan Chase Bank, N.A. (formerly known as Chemical Bank, as successor to Manufacturers Hanover Trust Company).

     "Project" shall mean the facilities which were financed or refinanced with proceeds of the Prior Bonds and which are so identified and described in Exhibit A to the Participation Agreement.

     "Purchase Price" shall mean the purchase price of Bonds tendered or deemed tendered for purchase pursuant to Section 5.03, 5.04, 5.07 or 5.08, consisting of the principal amount of such Bonds together with any accrued and unpaid interest plus, in the event Bonds bearing interest at a Term Rate are subject to tender for purchase pursuant to Section 5.04, any premium which would have been required to be paid as part of redemption price on any date on which such Bonds are subject to tender for purchase if such Bonds were subject to optional redemption pursuant to Section 5.01 on such date. With respect to Bonds tendered for purchase on an Interest Payment Date, Purchase Price shall include any accrued interest on such Bonds which is not otherwise being paid pursuant to
Section 10.03(a).

     "Rate Index" means the Daily Rate Index, the Fixed Rate Index, the Commercial Paper Rate Index, the Monthly Rate Index, the Semi-annual Rate Index, the Term Rate Index, or the Weekly Rate Index.

     "Rating Agency" means Moody's, if the Bonds are then rated by Moody's, S&P, if the Bonds are then rated by S&P, and Fitch, if the Bonds are then rated by Fitch.

     "Rating category" shall mean one of the generic rating categories of a Rating Agency, without regard to any refinement or gradation of such rating category by a numerical modifier, plus or minus sign, or otherwise.

     "Record Date", at any time, shall mean each Commercial Paper Period Record Date during a Commercial Paper Rate Period, each Auction Rate Bonds Period Record Date during an Auction Rate Period, each Daily Period Record Date during a Daily Rate Period, each Weekly Period Record Date during a Weekly Rate Period, each Monthly Period Record Date during a Monthly Rate Period, each Semi-annual Period Record Date during a Semi-annual Rate Period, each Term Period Record Date during a Term Rate Period and each Fixed Rate Record Date during a Fixed Rate Period.

     "Registrar and Paying Agent" shall mean Citibank, N.A. in its separate capacity as Registrar and Paying Agent for the Bonds, or its successors or assigns.

     "Remarketing Agent" shall mean the Remarketing Agent or Remarketing Agents appointed pursuant to Section 12.14, its or their successors or assigns.

     "Remarketing Agreement" shall mean any agreement or agreements entered into between the Company and one or more Remarketing Agents, as from time to time amended, pursuant to which the applicable Remarketing Agent undertakes to perform its duties and obligations hereunder during a period of time specified in such agreement.

     "Responsible Officer" shall mean, when used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement.

     "Revenues" shall mean and include all income, revenues and monies derived by the Authority under the Participation Agreement and the Company Obligation (except administrative compensation and indemnification payable under the Participation Agreement), and, without limiting the generality of the foregoing, shall include to the extent provided in this Indenture, earnings on the investment of monies held under this Indenture and the proceeds of the sale of any such investments. The term "Revenues" shall not include monies received as proceeds from the sale of the Bonds or any other bonds, notes or evidences of indebtedness or as grants or gifts.

     "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if S&P shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "S&P" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or if (i) the then Securities Depository resigns from its functions as depository of the Bonds or (ii) the Authority discontinues use of the then Securities Depository pursuant to Section 2.03, any other securities depository which agrees to follow the procedures required to be followed by a Securities Depository in connection with the Bonds and which is selected by the Authority, with the consent of the Company, the Trustee, the Auction Agent, the Broker-Dealer and the Remarketing Agent pursuant to Section 2.03.

     "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Semi-annual Period Record Date" shall mean, with respect to each Interest Payment Date during a Semi-annual Rate Period, the fifteenth day, whether or not a Business Day, of the calendar month next preceding such Interest Payment Date.

     "Semi-annual Rate" shall mean with respect to each Calculation Period during a Semi-annual Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Semi-annual Rate Index on and as of such date and the Maximum Allowed Rate.

     "Semi-annual Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Semi-annual Rate Period, the average of six month yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or the other debt obligations supported by support facilities issued by the issuer of a Support Facility or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Semi-annual Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

     "Semi-annual Rate Period" shall mean any period during which Bonds bear interest at a Semi-annual Rate, which period shall commence on the effective date of a Change in the Interest Rate Mode to a Semi-annual Rate, and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode, or (b) the Stated Maturity.

     "Special Rate Period" shall have the meaning given to such term in Appendix B hereto.

     "Stated Maturity," shall mean June 1, 2025, provided that, subject to the next sentence, in any case where the date of maturity of, or payment of premium on, interest on, or principal of, the Bonds or the date fixed for redemption of any Bonds shall be on a day other than a Business Day, then payment of interest, principal and premium, if any, need not be made on such date but may be made (without additional interest) on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption.

     "Statutory Corporate Tax Rate" shall mean as of any date of determination the highest tax rate bracket (expressed in decimals) now or hereafter applicable in each taxable year on the taxable income of every corporation as set forth in
Section 11 of the Code or any successor section without regard to any minimum additional tax provision or provisions regarding changes in rates during a taxable year, which on the date hereof is .35. Any change in the Statutory Corporate Tax Rate shall be evidenced by a certificate of the Company.

     "Substitute Commercial Paper Dealer" shall mean the entity or entities named by the Company with the consent of the Authority.

     "Supplemental Indenture" shall mean any indenture supplementary to or amendatory of the Indenture now or hereafter duly executed and delivered in accordance with the provisions hereof.

     "Supplemental Agreement" shall mean an agreement supplementing or amending the Participation Agreement, as the same may be amended and supplemented from time to time.

     "Support Facility" shall mean any instrument satisfactory to the Authority and the Bond Insurer entered into or obtained in connection with the Bonds, such as a letter of credit, committed line of credit, insurance policy, surety bond or standby bond purchase agreement, or any combination of the foregoing, and issued by a bank or banks, other financial institution or institutions, or any combination of the foregoing which provides for the payment of (i) the Purchase Price on Bonds tendered for purchase pursuant to the provisions hereof and the Bond Purchase Trust Agreement and/or (ii) principal of and interest on all Bonds coming due and payable during the term thereof.

     "Support Facility Issuer" shall mean any bank or banks, or other financial institution or institutions which is the issuer of any Support Facility.

     "Tax Regulatory Agreement" shall mean the Tax Regulatory Agreement, dated the date of the original issuance of the Bonds, between the Authority and the Company, and any and all modifications, alterations, amendments and supplements thereto.

     "Term Period Record Date" shall mean, with respect to each Interest Payment Date during a Term Rate Period, the fifteenth day of the month next preceding such Interest Payment Date, whether or not a Business Day.

     "Term Rate" shall mean with respect to each Calculation Period during a Term Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 4:00 p.m. (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket such Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Term Rate Index on and as of such date and the Maximum Allowed Rate.

     "Term Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Term Rate Period, the average of the yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), having a term approximately equal to the Term Rate Period or which are subject to optional or mandatory tender by the owner thereof at the end of a term approximately equal to the Term Rate Period, the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in one of its two highest long-term debt rating categories, each Component Issuer must have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its two highest long-term debt rating categories (and the Bonds are not rated in one of the two highest such categories by the other Rating Agency), each Component Issuer must have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Term Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

     "Term Rate Period" shall mean any period during which Bonds bear interest at a Term Rate which period shall commence with the effective date of the Change in the Interest Rate Mode to a Term Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode or (b) the Stated Maturity.

     "Terminating Event" shall mean any event or events under the terms of a Support Facility or any agreement providing for the issuance of such Support Facility which would cause the termination of such Support Facility but would specifically allow for the mandatory tender of Bonds pursuant to Section 5.08 with a draw on or borrowing or payment under such Support Facility prior to such termination.

     "Trust Estate" shall mean the meaning assigned to such term in the first paragraph following the recitals herein.

     "Trustee" shall mean the banking corporation having trust powers appointed by the Authority as Trustee hereunder and serving as such hereunder, and any surviving, resulting or transferee corporation as provided in Section 12.13. References to principal office of the Trustee shall mean the applicable Principal Corporate Trust Office of the Trustee.

     "U.S. Government" shall mean the federal government of the United States of America.

     "Weekly Period Record Date" shall mean, with respect to each Interest Payment Date during a Weekly Rate Period, the Business Day next preceding such Interest Payment Date.

     "Weekly Rate" shall mean with respect to each Calculation Period during a Weekly Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof plus accrued interest thereon; provided that such rate of interest shall not exceed the lesser of 110% of the Weekly Rate Index on and as of such date and the Maximum Allowed Rate.

     "Weekly Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Weekly Rate Period, the average of 30-day yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Weekly Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

     "Weekly Rate Period" shall mean any period during which the Bonds bear interest at a Weekly Rate; the first such period shall commence on the effective date of a Change in the Interest Rate Mode to a Weekly Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of a successive Change in the Interest Rate Mode or (b) the Stated Maturity.

     "Winning Bid Rate" shall mean with respect to Auction Rate Bonds, Winning Bid Rate as defined in Appendix B hereto.

     Section 1.02. Definitions of General Terms. Whenever in this Indenture any governmental unit including the Authority or any official, officer, director or department of a governmental unit, is defined or referred to, such definition or reference shall be deemed to include the governmental unit or official, officer, board, agency, commission, body or department succeeding to or in whom or which is vested, the functions, rights, powers, duties and obligations of such governmental unit, official, officer, director or department, as the case may be, encompassed by this Indenture.

     Unless the context shall clearly indicate otherwise or may otherwise require, in this Indenture words importing persons include firms, partnerships, associations, corporations (public and private), public bodies and natural persons, and also include executors, administrators, trustees, receivers or other representatives.

     Unless the context shall clearly indicate otherwise or may otherwise require computation on other than an annual basis, in this Indenture whenever any interest rate or rate of interest is defined or referred to, such rate shall be a rate per annum.

     Unless the context shall clearly indicate otherwise or may otherwise require, in this Indenture: (i) references to articles, sections and other subdivisions, whether by number or letter or otherwise, are to the respective or corresponding articles, sections and subdivisions of this Indenture, as such articles, sections or subdivisions may be amended from time to time; (ii) the terms "herein," "hereunder," "hereby," "hereto," "hereof," and any similar terms, refer to this Indenture and to this Indenture as a whole and not to any particular article, section or subdivision hereof; and (iii) the word "heretofore" means before the time of effectiveness of this Indenture; and the word "hereafter" means after the time of effectiveness of this Indenture.

                                   ARTICLE II

                             AUTHORIZATION OF BONDS

     Section 2.01. Limitation on Issuance of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with the provisions of this Article.

     Section 2.02. Authorization of Bonds. 1. There is hereby created and established under this Indenture one issue of revenue bonds of the Authority, limited to $55,000,000 in aggregate principal amount, of "Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B." In order to distinguish between Bonds which are subject to different interest rate determination methods and other features and to distinguish the portion of the Bonds to be offered or remarketed by any particular underwriter or Remarketing Agent, the Bonds may be designated and redesignated from time to time by the Authority in such a way as to identify one or more subseries of the Bonds. Such subseries may be designated as subSeries B-1, subSeries B-2 or subSeries B-3, as the case may be, or may be further redesignated as subSeries B-1-1, subSeries B-1-2 or subSeries B-1-3, as the case may be, and so forth. Each Bond shall bear upon the face thereof such designation or redesignation, if any. In the event the Bonds are designated or redesignated as one or more subseries, all references to "Bonds" in this Indenture shall refer to each such subseries unless the context otherwise requires.

     2. The Bonds shall be secured by the Trust Estate. The lien, pledge, charge and assignment of the Trust Estate created hereby shall be valid and binding from the Effective Date, and the Company Obligation Payments made under the Company Obligation and the Participation Agreement shall be immediately subject thereto upon receipt by the Trustee.

     3. The Bonds are limited obligations of the Authority payable solely from payments to be made by the Company pursuant to the Company Obligation and the Participation Agreement and the other monies, rights and properties pledged hereunder, hereafter obtained with respect thereto and secured by a pledge from the Authority to the Trustee of the Participation Agreement and the Company Obligation. The Bonds shall not be a debt of the State of New York, and the State of New York shall not be liable thereon.

     4. The covenants and agreements herein set forth to be performed by the Authority shall be for the benefit, security and protection of any Holder of the Bonds and the Bond Insurer.

     5. Neither the Trustee nor any Holder of the Bonds shall be required to see that the monies derived from such Bonds are applied to the purpose or purposes for which such Bonds are issued.

     6. The Bonds shall be issued under this Indenture for the purpose of paying a portion of the redemption price of the Prior Bonds.

     7. The Bonds bearing a Commercial Paper Rate, a Daily Rate, a Weekly Rate or a Monthly Rate shall be fully registered Bonds in the denomination of $100,000 or any integral multiple thereof. The Bonds bearing an Auction Period Rate shall be fully registered Bonds in the denomination of $25,000 or any integral multiple thereof. The Bonds bearing a Semi-annual Rate, a Term Rate or a Fixed Rate shall be fully registered Bonds in the denomination of $5,000 or any integral multiple thereof.

     8. The Bonds shall be numbered consecutively from "2005B-1" upwards as issued, or as otherwise provided by the Registrar and Paying Agent. If the Bonds are redesignated to identify one or more additional subseries, the Bonds shall be numbered in accordance with their subseries designation. The Bonds shall mature on the Stated Maturity.

     9. The Bonds shall be initially issued in fully registered form, without coupons, and dated their date of first authentication and delivery.

     Section 2.03. Global Form; Securities Depository. 1. Except as otherwise provided in this Section 2.03, the Bonds in the form of one separate global bond shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book entry form by the Securities Depository for the account of the Agent Members thereof.

     Except as provided in  subsections  (3) and (4) of this Section 2.03 and in
Section 6.03, the Bonds may, at the request of the Company, be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository, or to a successor Securities Depository selected or approved by the Authority, with the consent of the Company, the Trustee, the Auction Agent (if any) and the Remarketing Agent, or to a nominee of such successor Securities Depository. Each global certificate for the Bonds shall bear a legend substantially to the following effect: "Except as otherwise provided in Sections 2.03 and 6.03 of the Indenture, this global bond may, at the request of the Company, be transferred, in whole but not in part, only to the Securities Depository as defined in the Indenture or a nominee of the Securities Depository or to a successor Securities Depository or to a nominee of a successor Securities Depository."

     2. The Authority, the Company, the Trustee, the Registrar and Paying Agent,
the  Auction   Agent  (if  any)  and  the   Remarketing   Agent  shall  have  no
responsibility or obligation with respect to:

          (a) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Bonds;

          (b) the delivery to any Agent Member, beneficial owner of the Bonds or other person, other than the Securities Depository or its nominee as registered owner, of any notice with respect to the Bonds;

          (c) the payment to any Agent Member, beneficial owner of the Bonds or other person, other than the Securities Depository or its nominee as registered owner, of any amount with respect to the principal or premium, if any, or interest on the Bonds;

          (d) its acceptance of any consent given by the Securities Depository or other action taken by the Securities Depository as registered owner; or

          (e) the selection by the Securities Depository or any Agent Members of any beneficial owners to receive payment in the event of a partial redemption of Bonds, except for the Trustee's obligations under Section 5.11.

          Except as otherwise provided in Sections 6.03 and 6.04 hereof, so long as the certificates for the Bonds issued under the Indenture are not issued pursuant to subsection (4) of this Section 2.03, the Authority, the Company, the Trustee, the Auction Agent (if any), the Broker-Dealer (if any), the Remarketing Agent (if any), the Registrar and Paying Agent may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Bonds for all purposes whatsoever, including without limitation:

          (a) the payment of principal and premium, if any, and interest on the Bonds;

          (b) giving notices of redemption and other matters with respect to the Bonds; and

          (c) registering transfers with respect to the Bonds.

     Payment by the Trustee of principal or redemption price, if any, of and premium, if any, and interest on such Bonds to or upon the order of the Securities Depository or its nominee during any period when it is the registered owner of such Bonds shall be valid and effective to satisfy and discharge fully the Authority's obligation with respect to the amounts so paid.

     3. (a) The Authority may, and at the request of the Company may, discontinue the use of a Securities Depository for the Bonds at the time of a Change in the Interest Rate Mode.

          (b) Registered ownership of the Bonds may be transferred on the registration books of the Authority maintained by the Registrar and Paying Agent and the Bonds may be delivered in physical form to the following: (i) any successor Securities Depository or its nominee; (ii) any person, upon
     (A) the resignation of the Securities Depository or (B) the termination by the Authority of the use of the Securities Depository from its functions as depository as set forth in this section, or (C) upon any Change in the Interest Rate Mode to any Adjustable Rate other than an Auction Period Rate, or (iii) the Bond Insurer, in the circumstances contemplated by
     Section 6.03.

          (c) Upon any Change in the Interest Rate Mode to an Auction Period Rate, the Registrar and Paying Agent shall register the Auction Rate Bonds in the name of the Securities Depository or its nominee and on the effective date of such change provide the Company with a list of the Existing Owners of the Auction Rate Bonds.

     4. If at any time the Securities Depository notifies the Authority and the Company that it is unwilling or unable to continue as Securities Depository with respect to the Bonds or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Authority with the consent of the Company, the Trustee, the Auction Agent (if any) and the Remarketing Agent or Broker-Dealer, as the case may be, within 90 days after the Authority and the Company receive notice or become aware of such condition, as the case may be, this Section shall no longer be applicable and the Authority shall execute and the Trustee shall authenticate and deliver certificates representing the Bonds as provided below. In addition, the Authority may determine at any time, at the request of the Broker-Dealer, if any, Remarketing Agent, if any, or the Company, that the Bonds shall no longer be represented by global bonds and that the provisions of subsections (1) and
(2) above shall no longer apply to such Bonds. In any such event the Authority shall execute and the Trustee shall authenticate and deliver certificates representing the Bonds as provided below. Certificates for the Bonds issued in exchange for a global bond pursuant to this subsection shall be registered in such names in authorized denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Authority and the Trustee. The Authority shall have no responsibility to confirm any of the information provided to it by the Securities Depository. Absent manifest error, neither the Company nor the Trustee shall have responsibility to confirm any of the information provided to it by the Securities Depository. The Trustee shall deliver such certificates representing the Bonds of such series to the Persons in whose names such Bonds are so registered on the Business Day immediately preceding the first day of an Auction Period (with respect to Auction Rate Bonds during any Auction Rate Period), or the effective date of a Change in the Interest Rate Mode (with respect to any other Change in the Interest Rate Mode), as the case may be.

     5. The Authority and the Trustee are hereby authorized to enter into any arrangements determined necessary or desirable with any Securities Depository in order to effectuate this Section and both of them shall act in accordance with this Indenture and any such agreement. Without limiting the generality of the foregoing, any such arrangements may alter the manner of effecting delivery of Bonds and the transfer of funds for the payment of Bonds to the Securities Depository.

     Section 2.04. [Reserved].

     Section 2.05. Application of Bond Proceeds. The proceeds of sale of the Bonds shall be deposited with the Prior Trustee for deposit in the Prior Bond Fund pursuant to the Prior Indenture in accordance with Section 9.01.

     Section 2.06. Delivery of the Bonds. The Bonds shall be executed by the Authority substantially in the form prescribed by Section 17.01 and in the manner herein set forth and shall be deposited with the Trustee for authentication, but before the Bonds shall initially be delivered by the Trustee, there shall be filed with the Trustee the following:

          (a)  an  order  executed  by  an  Authorized   Officer  directing  the
     authentication and delivery of the Bonds to or upon the order of the Securities Depository or its nominee, upon payment to the Trustee of the Purchase Price therein set forth;

          (b) a fully executed counterpart of this Indenture;

          (c) a fully executed counterpart of the Participation Agreement;

          (d) a fully executed counterpart of the Remarketing Agreement, if any, and the Broker-Dealer Agreement, if any;

          (e) the fully executed Policy;

          (f) the fully executed Company Obligation;

          (g) a fully executed counterpart of the Bond Purchase Trust Agreement;

          (h) a fully executed counterpart of the Tax Regulatory Agreement;

          (i) an opinion of counsel to the Company, addressed to the Underwriters (as defined in the Bond Purchase Agreement), with reliance letter addressed to the Authority, the Trustee and the Bond Insurer, substantially to the effect, and dated as, required by Section 8(d)(9)(ii) of the Bond Purchase Agreement;

          (j) an opinion of counsel to the Bond Insurer, addressed to the Authority, the Company, and the Trustee, substantially to the effect required by Section 8(d)(9)(iv) of the Bond Purchase Agreement; and

          (k) an Opinion of Bond Counsel to the Authority and the Trustee (i) as to the validity of the Bonds and (ii) that all conditions precedent to the issuance of the Bonds have been met.

     When the documents mentioned in clauses (a) to (k), inclusive, of this Section shall have been filed with the Trustee, and when the Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver the Bonds to the Securities Depository, but only upon payment to the Trustee of the Purchase Price of the Bonds specified in said order.

                                  ARTICLE III

                                INTEREST ON BONDS

     Section 3.01. Interest on Bonds-General. 1. Interest accruing on Bonds bearing interest at a Commercial Paper Rate, a Daily Rate, a Weekly Rate or a Monthly Rate, shall be computed on the basis of a 365-day year, as applicable, for the number of days actually elapsed. Interest accruing on Bonds bearing interest at a Semi-Annual Rate, a Term Rate or a Fixed Rate shall be computed on the basis of a 360-day year, consisting of twelve (12) thirty (30) day months. Interest accruing on Bonds bearing interest at an Auction Period Rate during an Auction Period of 180 days or less shall be computed on the basis of a 360-day year for the number of days actually elapsed. Interest accruing on Bonds bearing interest at an Auction Period Rate during an Auction Period of over 180 days shall be computed on the basis of a 360-day year, consisting of twelve (12) thirty (30) day months. Bonds shall bear interest from the date of issuance thereof payable in arrears on each Interest Payment Date. The Bonds issued upon registration of transfers or exchanges of Bonds shall bear interest from the Interest Payment Date next preceding their date of authentication, unless the date of authentication is an Interest Payment Date in which case such Bonds shall bear interest from such date, or unless the date of authentication is after the Record Date next preceding the next succeeding Interest Payment Date, in which case such Bonds shall bear interest from such next succeeding Interest Payment Date.

     2. The Bonds shall initially bear interest at an Auction Period Rate in accordance with Section 3.03 and Appendix B hereto from and including such Effective Date to and including the day immediately preceding the effective date of a Change in the Interest Rate Mode pursuant to Section 4.01 or 4.02. From and after any Change in the Interest Rate Mode pursuant to Section 4.01 or 4.02, the Bonds with respect to which such change is effective shall bear interest determined in accordance with the provisions of this Indenture pertaining to the new Adjustable Rate or the Fixed Rate, as the case may be. Bonds shall bear interest for each Calculation Period, Auction Period or Fixed Rate Period, as the case may be, at the rate of interest per annum for such Calculation Period, Auction Period or Fixed Rate Period established in accordance with this Indenture. Interest shall be payable on each Interest Payment Date by check mailed to the registered owner at his or her address as it appears on the registration books kept by the Registrar and Paying Agent pursuant to the Indenture at the close of business on the applicable Record Date; provided, that
(i) while the Securities Depository is the registered owner of the Bonds, all payments of principal of, premium, if any, and interest on the Bonds shall be paid to the Securities Depository or its nominee by wire transfer, (ii) prior to and including a Fixed Rate Conversion Date, interest on the Bonds shall be payable to any registered owner of at least one million dollars ($1,000,000) in aggregate principal amount of Bonds by wire transfer, upon written notice received by the Registrar and Paying Agent at least five days prior to the applicable Record Date, from such registered owner containing the wire transfer address (which shall be in the continental United States) to which such registered owner wishes to have such wire directed and (iii) during a Commercial Paper Rate Period, interest shall be payable on the Bonds only upon presentation and surrender thereof to the Registrar and Paying Agent upon purchase thereof pursuant to Section 5.03 and if such presentation and surrender is made by 2:00 p.m. (New York City time) such payment shall be by wire transfer. If and to the extent that there shall be a default in the payment of the interest due on any Interest Payment Date, such interest shall cease to be payable to the person in whose name each Bond of such series was registered on such applicable Record Date and shall be payable, when and if paid to the person in whose name each Bond of such series is registered at the close of business on the record date fixed therefor by the Trustee, which shall be the fifth Business Day next preceding the date of the proposed payment. Except as provided above, payment of the principal of and premium, if any, on all Bonds shall be made upon the presentation and surrender of such Bonds at the principal office of the Registrar and Paying Agent as the same shall become due and payable. The principal of and premium, if any, and interest on the Bonds shall be payable in lawful money of the United States of America.

     3. Not less than one Business Day prior to each Computation Date and two Business Days prior to a Fixed Rate Conversion Date, the Indexing Agent shall establish and provide to the Remarketing Agent the related rate index as set forth in the definition of such rate index in Section 1.01; provided that, for each Calculation Period during a Daily Rate Period, the Indexing Agent shall establish and provide the related rate index to the Remarketing Agent on each Determination Date; and provided further that, for each Calculation Period during a Monthly Rate Period, the Indexing Agent shall establish and provide the related rate index to the Remarketing Agent not later than each Computation Date. Notwithstanding the foregoing, in the event that the Remarketing Agent, in its sole judgment, shall determine on a Determination Date that any Daily Rate Index, Weekly Rate Index or any Commercial Paper Rate Index so established is sufficiently non-representative of current market conditions that the Bonds may not be remarketed at par if such rate is set at a rate not greater than 110% of the applicable rate index, the Remarketing Agent, with the approval of the Company and the Authority, may establish a new rate index on a Determination Date in accordance with the procedures and standards described in the definition of such rate index and for purposes of such rate index so established, all references to Indexing Agent in this Indenture shall be deemed to refer to the Remarketing Agent. On any date when any Weekly Rate Index or any Commercial Paper Rate Index is established by the Remarketing Agent pursuant to this paragraph, such rate index shall have the respective meaning set forth in
Section 1.01 (except as otherwise provided in the preceding sentence); provided that for any Commercial Paper Rate Index, the Remarketing Agent shall select securities (whether or not actually issued) having a term approximately equal to the applicable Commercial Paper Rate Period or which are subject to optional or mandatory tender by the owner thereof at the end of a term approximately equal to (or as close thereto as is practicably available) the applicable Commercial Paper Rate Period.

     4. By 12:00 noon (New York City time) on each Determination Date (but by 12:30 p.m. with respect to a Commercial Paper Rate, by 10:00 a.m. with respect to a Daily Rate and by 4:00 p.m. with respect to a Term Rate) or by 1:00 p.m. (New York City time) on each Auction Date (but by 11:00 a.m. with respect to a daily Auction Rate Period), as the case may be, the Remarketing Agent or the Auction Agent, as the case may be, shall make available, by electronic or telephonic means, promptly confirmed in writing, to the Authority, the Trustee, the Registrar and Paying Agent, any issuer of a Support Facility, the Company, any Broker-Dealer or any registered owner of a Bond the interest rate or rates determined on such Determination Date or Auction Date.

     5. If for any reason on any Determination Date (A) any rate of interest for a Calculation Period is not determined by the Remarketing Agent, (B) no Remarketing Agent is serving as such hereunder or (C) the rate so determined is held to be invalid or unenforceable by a final judgment of a court of competent jurisdiction, (i) during any Daily Rate Period, the interest rate for the next succeeding Calculation Period shall be the last interest rate in effect, or, if a Daily Rate is not determined by the Remarketing Agent hereunder for five or more consecutive Business Days on the next and each succeeding Determination Date, the Daily Rate shall be a rate per annum equal to 80% of the latest 30-day dealer taxable commercial paper rate published by the Federal Reserve Bank of
New York on or immediately before such Determination Date, (ii) during any Weekly Rate Period, the interest rate for the next succeeding Calculation Period shall be the last interest rate in effect, or, if a Weekly Rate is not determined by the Remarketing Agent for two or more consecutive Calculation Periods, the Weekly Rate shall be equal to 85% of the latest 30-day dealer taxable commercial paper rate published by the Federal Reserve Bank of New York on or before the day next preceding such Determination Date, (iii) during any Monthly Rate, Semi-annual Rate or Term Rate Period, the interest rate per annum for the next succeeding Calculation Period shall be equal to 85% of the rate listed in the table most recently circulated by the United States Treasury Department known as "Table [applicable dates shown on the most recent Table], Maximum Interest Rate Payable on United States Treasury Certificates of Indebtedness, Notes and Bonds-State and Local Government Series Subscribed for During Period [applicable dates shown on the most recent Table]" or any substantially equivalent table circulated by the United States Treasury Department for the maturity most closely approximating the Calculation Period, and (iv) during any Commercial Paper Rate Period, the next succeeding Calculation Period shall be a Calculation Period which shall consist of the period from and including the prior Interest Payment Date to but excluding the first Business Day of the following calendar month and the Commercial Paper Rate shall be equal to 85% of the interest rate applicable to 90-day United States Treasury Bills determined on the basis of the average per annum discount rate at which such 90-day Treasury Bills shall have been sold at the most recent Treasury auction within the 30 days next preceding such Calculation Period, or if there shall have been no such auction within the 30 days next preceding such Calculation Period, the Commercial Paper Rate shall be equal to the rate of interest borne by such Bond during the next preceding Calculation Period for such Bond. The rate of interest or Calculation Period and related Commercial Paper Rate shall be established pursuant to this subsection 5 until the Remarketing Agent again determines the rates of interest or Calculation Periods and related Commercial Paper Rates in accordance with this Indenture. The Authority shall select any person otherwise meeting the qualifications of
Section 12.14 to obtain, calculate and prepare any of the information required by this subsection 5.

     6. The determination of any rate of interest by the Remarketing Agent, or any person appointed by the Authority pursuant to the last sentence in subsection 5 of this Section 3.01, in accordance with this Indenture or by the Auction Agent in accordance with the Auction Procedures applicable to Auction Rate Bonds, or the establishment of Calculation Periods or Auction Periods by the Remarketing Agent or the Authority as provided in this Indenture shall be conclusive and binding upon the Authority, the Company, the Trustee, the Registrar and Paying Agent, the Remarketing Agent, the Auction Agent, any issuer of a Support Facility, all Broker-Dealers and the registered or beneficial owners of the Bonds. Failure of the Remarketing Agent, the Trustee, the Registrar and Paying Agent, the Auction Agent or the Securities Depository or any Securities Depository participant to give any of the notices described in this Indenture, or any defect therein, shall not affect the interest rate to be borne by any of the Bonds nor the applicable Calculation Period or Auction Period nor in any way change the rights of the registered owners of the Bonds to tender their Bonds for purchase or to have them redeemed in accordance with this Indenture.

     7. Except as otherwise provided in this subsection 8, the Trustee shall calculate and notify the Registrar and Paying Agent of the amount of interest due and payable on each Interest Payment Date by 10:00 a.m. on the Business Day next preceding such Interest Payment Date, unless such date is a date on which the interest rate is determined or a date on which a Bond is subject to purchase, in which case the amount of interest due and payable shall be calculated by 12:15 p.m. on such date. In preparing such calculation the Trustee may conclusively rely on calculations or other services provided by the Auction Agent, the Remarketing Agent, the Company or any person or persons selected by the Trustee in its discretion. During a Commercial Paper Rate Period, the Remarketing Agent shall notify the Trustee, the Registrar and Paying Agent and the Company of the amount of interest due and payable on each Interest Payment
Date by 10:00 a.m. on the  Business Day next  preceding  such  Interest  Payment
Date.

     8. Anything herein to the contrary notwithstanding, in no event shall the interest rate borne by any Bond exceed the Maximum Allowed Rate.

     9. Notwithstanding anything in the Indenture to the contrary, if Bonds have been in a Term Rate Period and there has been a failure to pay the Purchase Price of such Bonds on the Business Day immediately following a Calculation Period, such Bonds shall continue to bear interest at the then-existing Term Rate until such Purchase Price has been paid.

     Section 3.02. Commercial Paper Rate. 1. During any Commercial Paper Rate Period, at or prior to 12:30 p.m. (New York City time) on each Determination Date, the Remarketing Agent shall establish Calculation Periods and related Commercial Paper Rates. In determining Calculation Periods, the Remarketing Agent shall take the following factors into account: (i) existing short-term taxable and tax-exempt market rates and indices of such short-term rates, (ii) the existing market supply and demand for short-term tax-exempt securities,
(iii) existing yield curves for short-term and long-term tax-exempt securities or obligations having a credit rating that is comparable to the Bonds, (iv) general economic conditions, (v) economic and financial factors present or anticipated in the securities industry that may affect or that may be relevant to the Bonds and (vi) any information available to the Remarketing Agent pertaining to the Company regarding any events or anticipated events which could have a direct impact on the marketability of or interest rates on the Bonds. Any Calculation Period established hereunder may not extend beyond the second Business Day next preceding the expiration date of the Support Facility or the day prior to the Stated Maturity.

     2. The Authority, at the request of the Company, may place such limitations upon the establishment of Calculation Periods pursuant to subsection 1 hereof as may be set forth in a written direction from the Authority, which direction must be received by the Remarketing Agent prior to 10:00 a.m. (New York City time) on the day prior to any Determination Date (with a copy to the Trustee) to be effective on such date, but only if the Trustee receives an Opinion of Bond Counsel to the effect that such action is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on the Bonds from gross income for federal income tax purposes.

     Section 3.03. Auction Rate Period - Auction Period Rate: General. During any Auction Rate Period, the Bonds shall bear interest at the Auction Period Rate for each Auction Period determined as set forth in this Section 3.03 and Appendix B hereto. The provisions of such Appendix B constitute an integral part of this Indenture and have the same force and effect as if set forth in this Indenture.

     The initial Auction Period for the Bonds shall commence from and include the Effective Date and shall expire on and include November 3, 2005 (which will be the day of the week on which Auctions will generally be conducted) and the Auction Period Rate for the initial Auction Period for such Bonds shall be the rate of interest determined and certified to the Authority and Trustee as the minimum rate of interest which, in the opinion of the Broker-Dealer designated by the Company, would be necessary as of such date to market Bonds in an Auction Rate Period at a price equal to the principal amount thereof; provided that such interest rate shall not exceed the Maximum Allowed Rate. After the initial Auction Period, each Auction Period shall be a 7-day Auction Period, unless such Auction Period is adjusted or changed to a daily, 14-day, 28-day, 35-day, three-month, six-month or a Special Rate Period in accordance with Appendix B hereto. For any other Auction Period that is not an initial Auction Period, the Auction Period Rate shall be the rate of interest determined in accordance with Appendix B.

     To the extent that the Interest Rate Mode that is applicable to the Bonds is changed to an Auction Rate Period, the initial Auction Period immediately after such Change in the Interest Rate Mode shall commence from and include the effective date of such Change in the Interest Rate Mode and shall expire on and include the initial Auction Date. The initial Auction Date (which will be the day of the week on which Auctions will generally be conducted) immediately after any Change in the Interest Rate Mode to an Auction Rate Period, shall be the date determined and certified to the Trustee (with a copy to the Authority, the Remarketing Agent, the Broker-Dealer(s), the Auction Agent and the Support Facility Issuer (if any)) by the Company on or before the effective date of such Change in the Interest Rate Mode. The Auction Period Rate for any initial Auction Period immediately after any Change in the Interest Rate Mode to an Auction Rate Period, shall be the rate of interest per annum determined and certified to the Trustee (with a copy to the Authority, the Remarketing Agent, the Auction Agent, the other Broker-Dealers, if any, and the Support Facility Issuer (if any)) by the Broker-Dealer designated by the Company on a date not later than the effective date of such Change in the Interest Rate Mode as the minimum rate of interest which, in the opinion of such Broker-Dealer, would be necessary as of such date to market Bonds in an Auction Rate Period at a price equal to the principal amount thereof; provided that such interest rate shall not exceed the Maximum Allowed Rate. After the initial Auction Period, each Auction Period shall be an Auction Period certified to the Trustee (with a copy to the Authority, the Remarketing Agent, the Broker-Dealer(s), the Auction Agent and the Support Facility Issuer (if any)) by the Company on or before the effective date of the Change in the Interest Rate Period to an Auction Rate Period, unless such Auction Period is adjusted or changed to a daily, 7-day, 14-day, 28-day, 35-day, three-month, six-month or a Special Rate Period in accordance with Appendix B hereto. For any other Auction Period that is not an initial Auction Period, the Auction Period Rate shall be the rate of interest determined in accordance with Appendix B.

     If the Auction Rate on the Bonds shall be the Maximum Allowed Rate for a period (A) in excess of forty-five (45) days, the Company agrees to take all steps necessary to ensure that the Auction Rate does not exceed the interest rate payable on similar securities (taking into account the interest period and enhanced/insured rating of the Bonds) or (B) in excess of seventy (70) days, the Bond Insurer may in its discretion direct the Company to direct the Authority to cause a Change in the Interest Rate Mode to a Fixed Rate or to an Adjustable Rate, in each case at the lowest interest rate that will permit the Remarketing Agent to sell all the Bonds on the effective date of such Change in the Interest Rate Mode at a price equal to 100% of the principal amount thereof, plus accrued interest thereon. If an Event of Default shall have occurred and be continuing under the Indenture or the Company fails to cause a Change in the Interest Rate Mode applicable to the Bonds to another interest rate mode as required by the foregoing sentence, the Bond Insurer may, in its discretion, direct a Change in the Interest Rate Mode to a Fixed Rate or any other interest rate mode.

                                   ARTICLE IV

                        CHANGES IN THE INTEREST RATE MODE

     Section 4.01. Optional Conversion to an Adjustable Rate by Authority. 1. At the times specified below, the Bonds, in whole, shall cease to bear interest at the Adjustable Rate then borne by the Bonds and shall bear interest at such Adjustable Rate as shall be specified by the Authority, at the request of the Company, in a written notice delivered at least 30 days prior to the proposed effective date of the Change in the Interest Rate Mode to the Trustee, the Remarketing Agent, the Broker-Dealer, the Registrar and Paying Agent and the Company (and to the Auction Agent and the Securities Depository if such Change in the Interest Rate Mode is to or from an Auction Period Rate) in substantially the form attached hereto as, or containing substantially the information contained in Exhibit A hereto. A Change in the Interest Rate Mode may only be effected on a day on which the affected Bonds may be redeemed at the option of the Authority. A notice of Change in the Interest Rate Mode shall be effective only if it is accompanied by the consent of the Bond Insurer and the form of opinion that Bond Counsel expects to be able to give to the Authority on the proposed effective date of such Change in the Interest Rate Mode to the effect that such Change in the Interest Rate Mode is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes.

     In the case of any Change in the Interest Rate Mode to a Term Rate, the notice required by this Section 4.01 shall specify the length of the Calculation Period and, unless otherwise specified, such Calculation Period shall thereafter apply to the Bonds until a Change in the Interest Rate Mode effected pursuant to this Section 4.01 or Section 4.02. Notwithstanding the foregoing, no Calculation Period shall be established during a Term Rate Period unless the Trustee shall receive by 2:00 p.m., New York City time, on the first day of such Calculation Period, evidence satisfactory to it that on such date any nationally recognized rating agency has determined that the ratings on the Bonds shall be at least equal to the ratings assigned to the Bonds before the Change in the Interest Rate Mode, or, in the event the Policy is no longer in effect, that the Bonds shall be rated at least "A" by S&P or "A2" by Moody's or "A" by Fitch or an equivalent rating agency. Any change in the Calculation Period during a Term Rate Period shall be deemed an optional conversion pursuant to this Section 4.01 and may not be made unless all the requirements of a conversion pursuant to this
Section 4.01 are met.

     2. The Trustee shall mail, or cause the Registrar and Paying Agent to mail, the notice received pursuant to subsection 1 of this Section 4.01 within three
(3) Business Days after receipt thereof to the Bondholders.

     3. A Change in the Interest Rate Mode to an Adjustable Rate shall be effective pursuant to Subsection 1 of this Section 4.01 only if

          (A) with respect to any Change in the Interest Rate Mode from an Auction Period Rate to an Adjustable Rate, the Trustee, the Broker-Dealer, if any, and the Auction Agent (if any) shall receive:

               (i) a certificate of an Authorized Company Representative in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit B hereto, by no later than the tenth day prior to the effective date of such Change in the Interest Rate Mode stating that a written agreement between the Company and the Remarketing Agent to remarket the Bonds on such effective date at a price of 100% of the principal amount thereof has been entered into, which agreement (x) may be subject to such reasonable terms and conditions agreed to by the Remarketing Agent which in the judgment of the Remarketing Agent reflects the current market standards regarding investment banking risk and (y) must include a provision requiring payment by the Remarketing Agent in same-day funds provided from the remarketing of such Bonds in accordance with the Remarketing Agreement, from the proceeds of a Liquidity Facility, or from funds deposited with the Trustee or the Registrar and Paying Agent, for any Bond tendered or deemed tendered; and that a Liquidity Facility is in effect or has been obtained by the Company with respect to the Bonds if the Bonds are to bear interest at an Adjustable Rate other than an Auction Rate, and shall be in effect prior to such Change in the Interest Rate Mode and thereafter for a period of at least 364 days;

               (ii) by 11:00 a.m. (New York City time) on the second Business Day prior to the effective date of such Change in the Interest Rate Mode by telecopy or other similar means, a certificate in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit C hereto, from the Authority on behalf of the Company (y) authorizing the establishment of the new Adjustable Rate and (z) confirming that Bond Counsel has advised the Authority that it expects to be able to give an opinion on the effective date of such Change in the Interest Rate Mode to the effect that such Change in the Interest Rate Mode is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on the affected Bonds from gross income for federal income tax purposes; and

          (B) with respect to any Change in the Interest Rate Mode, the Trustee (and the Auction Agent in the case of any Change in the Interest Rate Mode to or from an Auction Period Rate), shall receive by 4:00 p.m., New York City time, on the effective date of such Change in the Interest Rate Mode, a certificate in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit D hereto, from an Authorized Company Representative that all of the Bonds tendered or deemed tendered have been purchased at a price equal to the principal amount thereof plus premium, if any, plus any accrued and unpaid interest with funds provided from the remarketing of such Bonds in accordance with the Remarketing Agreement or the Broker-Dealer, as the case may be, from the proceeds of a Liquidity Facility, or from funds deposited with the Trustee or the Registrar and Paying Agent, as the case may be;

          (C) with respect to any Change in the Interest Rate Mode, the Trustee (and the Auction Agent in the case of any Change in the Interest Rate Mode to or from an Auction Period Rate) shall receive, by telephonic or electronic means, promptly confirmed in writing, by 9:30 a.m. (New York City time) on the effective date of such Change in the Interest Rate Mode, an Opinion of Bond Counsel addressed to the Authority and the Trustee to the effect that such Change in the Interest Rate Mode is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes;

          (D) with respect to any Change in the Interest Rate Mode to an Adjustable Rate (other than to an Auction Period Rate (subject to Section 6.03.1(e) hereof)), the Trustee shall receive a Liquidity Facility meeting the requirements of this Indenture and the Participation Agreement on or prior to the effective date of such Change in the Interest Rate Mode which is, by its terms, in effect on or prior to such effective date; and

          (E) with respect to any Change in the Interest Rate Mode to an Adjustable Rate, during the time that the Bonds are insured by the Bond Insurer, the Bond Insurer and the Trustee shall receive by 2:00 p.m., New York City time, on the effective date of such Change in the Interest Rate Mode, evidence satisfactory to them that the Bonds shall receive an uninsured rating of at least "A" by S&P or "A2" by Moody's or "A" by Fitch or an equivalent rating by any nationally recognized rating agency on the effective date of such Change in the Interest Rate Mode and if the Bonds are not then insured by the Bond Insurer, the Trustee shall receive by 2:00 p.m., New York City time, on the effective date of such Change in the Interest Rate Mode, evidence satisfactory to it that the Bonds shall be rated at least "A" by S&P or "A2" by Moody's or "A" by Fitch or an equivalent rating by any nationally recognized rating agency on the effective date of such Change in the Interest Rate Mode.

     If any of the conditions referred to in (A) above are not met with respect to any Change in the Interest Rate Mode from an Auction Period Rate, the Auction Rate Bonds shall not be subject to mandatory tender for purchase, Existing Owners shall continue to hold their Auction Rate Bonds and the Auction Period Rate for the next succeeding Auction Period shall be determined pursuant to the Auction Procedures applicable to the Auction Rate Bonds. If any of the conditions referred to in (B),(C),(D) or (E) above is not met with respect to any Change in the Interest Rate Mode from an Auction Period Rate, the Auction Rate Bonds shall not be subject to mandatory tender for purchase, Existing Owners shall continue to hold their Bonds and the Auction Period Rate for the next succeeding Auction Period shall equal the Maximum Auction Rate as determined by the Auction Agent on the Auction Date for such Auction Period and the next succeeding Auction Period shall be a 7-day Auction Period. Thereafter, the Auction Period Rate for each succeeding Auction Period shall be determined pursuant to the Auction Procedures applicable to Auction Rate Bonds and each Auction Period shall continue to be a 7-day Auction Period until the length of an Auction Period is changed pursuant to Section 2.08(a) of Appendix B. If any of the conditions referred to in (B), (C), (D) or (E) above is not met with respect to any Change in the Interest Rate Mode from a Term Rate, the Bonds shall continue to bear interest at the current Term Rate, as the case may be, and be subject to the provisions of this Indenture applicable thereto while the Bonds bear interest at such current Term Rate, as the case may be. If any of the conditions referred to in (B), (C), (D) or (E) above is not met with respect to any Change in the Interest Rate Mode from an Adjustable Rate (other than an Auction Period Rate or a Term Rate), the Bonds shall continue to bear interest at the Current Adjustable Rate and be subject to the provisions of this Indenture applicable thereto while the Bonds bear interest at such Current Adjustable Rate; provided, however, that notwithstanding the failure to meet such conditions, the Bonds shall remain subject to mandatory tender for purchase on the date that would have been the effective date of the new interest rate mode if all of such conditions were met on such date. If any of the foregoing conditions for a Change in the Interest Rate Mode from a Term Rate is not met, the Trustee shall mail, or cause the Registrar and Paying Agent to mail to the Authority, the Company and the Holders notice thereof in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit E hereto within 3 Business Days after the failure to meet any of such conditions.

     Section 4.02. Optional Conversion to a Fixed Rate. 1. The Authority reserves the right, at the request of the Company, to fix the rate of interest per annum which Bonds will bear, in whole, for the balance of the term thereof; provided however, that the Authority shall not exercise such right and the Company shall not request the Authority to exercise such right without the consent of the Bond Insurer, and except on a day on which the affected Bonds may be redeemed at the option of the Authority. In the event the Authority, at the request of the Company, as herein provided, exercises its Option to Convert, the Bonds so converted shall cease to bear interest at the Adjustable Rate then borne by the Bonds and shall bear interest at a Fixed Rate until maturity, subject to the terms and conditions hereof (the date on which a Fixed Rate shall take effect being herein called a "Fixed Rate Conversion Date"). The Option to Convert may be exercised at any time through a written notice given by the Authority, at the direction of the Company, not less than 30 nor more than 45 days prior to the proposed Fixed Rate Conversion Date to the Trustee, the Registrar and Paying Agent, the Remarketing Agent (and the Auction Agent and the Securities Depository in the case of any change to a Fixed Rate from an Auction Period Rate), in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit A hereto. A notice of conversion to a Fixed Rate shall be effective only if it is accompanied by the form of opinion that Bond Counsel expects to give to the Authority on a Fixed Rate Conversion Date to the effect that the establishment of a Fixed Rate is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes.

     2. The Trustee shall mail, or cause the Registrar and Paying Agent to mail, the notice received pursuant to subsection 1 of this Section 4.02 within three
(3) Business Days after receipt thereof to the Holders.

     3. A Fixed Rate shall take effect only if

          (A) with respect to a change to a Fixed Rate from an Auction Period Rate, the Trustee and the Auction Agent shall receive:

               (i) a certificate of an Authorized Company Representative in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit B hereto, by no later than the tenth day prior to a Fixed Rate Conversion Date stating that a written agreement has been entered into by the Company and the Remarketing Agent to remarket the Bonds affected on a Fixed Rate Conversion Date at a price of not less than 100% of the principal amount thereof, which written agreement (i) may be subject to reasonable terms and conditions imposed by the Remarketing Agent which in the judgment of the Remarketing Agent reflect current market standards regarding investment banking risk and (ii) must include a provision requiring payment by the Remarketing Agent in same-day funds provided from the remarketing of such Bonds in accordance with the Remarketing Agreement, from the proceeds of a Liquidity Facility, or from funds deposited with the Trustee or the Registrar and Paying Agent, for any Auction Rate Bonds tendered or deemed tendered; and

               (ii) by 11:00 a.m.  (New York City  time) on the second  Business
          Day prior to a Fixed Rate Conversion Date, by telecopy or other similar means, a certificate in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit C hereto, from the Authority (y) authorizing the establishment of a Fixed Rate and (z) confirming that Bond Counsel expects to be able to give an opinion on a Fixed Rate Conversion Date to the effect that the change to a Fixed Rate is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on the Bonds from gross income for federal income tax purposes; and

          (B) with respect to any change to a Fixed Rate the Trustee (and the Auction Agent in the case of any change to a Fixed Rate from an Auction Period Rate) receives on a Fixed Rate Conversion Date:

               (i) by 9:30 a.m. (New York City time) an Opinion of Bond Counsel addressed to the Authority and the Trustee to the effect that the conversion to a Fixed Rate is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes;

               (ii) by 4:00 p.m. (New York City time) a certificate in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit D hereto, from an Authorized Company Representative that all of the Bonds tendered or deemed tendered have been purchased at a price equal to the principal amount thereof plus premium, if any, plus any accrued and unpaid interest with funds provided from the remarketing of such Bonds in accordance with the Remarketing Agreement, from the proceeds of a Liquidity Facility, or from funds deposited with the Trustee or the Registrar and Paying Agent; and

               (iii) during the time that the Bonds are insured by the Bond Insurer, the Bond Insurer and the Trustee shall receive by 2:00 p.m., New York City time, on the Fixed Rate Conversion Date, evidence satisfactory to them that the Bonds shall receive an uninsured rating of at least "A" by S&P or "A2" by Moody's or "A" by Fitch or an equivalent rating by any nationally recognized rating agency on the Fixed Rate Conversion Date, and if the Bonds are not then insured by the Bond Insurer, the Trustee shall receive by 2:00 p.m., New York City time, on the Fixed Rate Conversion Date, evidence satisfactory to it that the Bonds shall be rated at least "A" by S&P or "A2" by Moody's or "A" by Fitch or an equivalent rating by any nationally recognized rating agency on the Fixed Rate Conversion Date.

     In addition, by 2:00 p.m. (New York City time) the Bond Insurer shall receive evidence satisfactory to it that the Bonds shall be rated at least "A" by S&P or "A2" by Moody's or "A" by Fitch or an equivalent rating by any nationally recognized rating agency on the Fixed Rate Conversion Date. If any of the conditions referred to in (A) above is not met with respect to any Change in the Interest Rate Mode from an Auction Period Rate, the Auction Rate Bonds shall not be subject to mandatory tender for purchase, Existing Owners shall continue to hold their Auction Rate Bonds and the Auction Period Rate for the next succeeding Auction Period shall be determined pursuant to the Auction Procedures applicable to the Auction Rate Bonds. If any of the conditions referred to in
(B) above is not met with respect to any Change in the Interest Rate Mode from an Auction Period Rate, the Auction Rate Bonds shall not be subject to mandatory tender for purchase, Existing Owners shall continue to hold their Bonds and the Auction Period Rate for the next succeeding Auction Period shall equal the Maximum Auction Rate as determined on the Auction Date for such Auction Period and the next succeeding Auction Period shall be a 7-day Auction Period. Thereafter, the Auction Period Rate for each succeeding Auction Period shall be determined pursuant to the Auction Procedures applicable to Auction Rate Bonds and each Auction Period shall continue to be a 7-day Auction Period until the length of an Auction Period is changed pursuant to Section 2.08(a) of Appendix
B. If any of the conditions referred to in (B) above is not met with respect to any Change in the Interest Rate Mode from a Term Rate to a Fixed Rate, the Bonds shall continue to bear interest at the current Term Rate and be subject to the provisions of this Indenture applicable thereto while the Bonds bear interest at such current Term Rate. If any of the conditions referred to in (B) above is not met with respect to any other Change in the Interest Rate Mode from an Adjustable Rate (other than an Auction Period Rate or a Term Rate) to a Fixed Rate, the Bonds shall continue to bear interest at the Current Adjustable Rate and be subject to the provisions of this Indenture applicable thereto while the Bonds bear interest at such Current Adjustable Rate; provided, however, that notwithstanding the failure to meet such conditions, the Bonds shall remain subject to mandatory tender for purchase on the date that would have been the effective date of the Fixed Rate if all of such conditions were met on such date. If any of the foregoing conditions for a Change in the Interest Rate Mode from a Term Rate to a Fixed Rate is not met, the Trustee shall mail, or cause the Registrar and Paying Agent to mail to the Authority, the Company and the Holders notice thereof in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit E hereto within 3 Business Days after the failure to meet any of such conditions.

     Section 4.03. Conversion Generally. 1. Upon any Change in the Interest Rate Mode to an Auction Period Rate, the Authority and the Trustee, shall take all steps necessary to comply with any agreement entered into with a Securities Depository or its nominee pursuant to Section 2.03(5) with respect to such Change in the Interest Rate Mode, including, without limitation, the purchase and designation of sufficient CUSIP numbers to comply with the requirements of such Securities Depository following any such Change in the Interest Rate Mode.

     2. The interest rate on less than all Bonds may be converted to a new Adjustable Rate pursuant to Section 4.01 or to a Fixed Rate pursuant to Section 4.02; provided that the Bond Insurer consents to such partial conversion, and that the particular Bonds to be converted shall be chosen by the Trustee by lot, or the Trustee shall direct the Registrar and Paying Agent to so choose by lot; provided further, however, that the portion of any Bond to be converted shall be in the principal amount of $100,000 or any integral multiple of such amount during a Commercial Paper Rate Period, a Daily Rate Period, a Weekly Rate Period or a Monthly Rate Period, $25,000 or any integral multiple thereof during an Auction Rate Period, or $5,000 or any integral multiple thereof at any other time and that, in selecting Bonds for conversion, the Trustee or Registrar and Paying Agent shall treat each Bond as representing that number of Bonds which is obtained by dividing the principal amount of such registered Bond in excess of $100,000 by $100,000 during a Commercial Paper Rate Period, a Daily Rate Period, a Weekly Rate Period or a Monthly Rate Period, $25,000 during an Auction Rate Period, and $5,000 at any other time (such amounts being hereinafter referred to as the "applicable units of principal amount"). If it is determined that one or more, but not all of the $100,000, $25,000 or $5,000 units of principal amount represented by any such Bond is to be converted, then upon notice of intention to convert such $100,000, $25,000 or $5,000 unit or units pursuant to Sections
4.01 or 4.02, as the case may be, the Holders of such Bonds shall forthwith surrender such Bonds to the Registrar and Paying Agent for (1) payment of the Purchase Price (including the premium, if any, and accrued and unpaid interest to the date fixed for conversion) of the $100,000, $25,000 or $5,000 unit or units of principal amount called for conversion and (2) exchange for a new Bond or Bonds in the aggregate principal amount of the balance of the principal of such Bonds not subject to conversion. If the Holders of any such Bond of a denomination greater than $100,000, $25,000 or $5,000 shall fail to present such Bond to the Registrar and Paying Agent, for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for conversion to the extent of the $100,000, $25,000 or $5,000 unit or units of principal amount subject to such conversion (and to that extent only).

     3. Notwithstanding anything in this Article IV to the contrary, the Authority may not effect a Change in the Interest Rate Mode pursuant to Section
4.01 and the Authority may not exercise its option to convert to a Fixed Rate pursuant to Section 4.02: (i) if such action would require the payment of a premium upon purchase of Bonds pursuant to Section 5.04 unless there shall have been deposited the full amount of such premium in trust with the Trustee prior to any notification of a change pursuant to Section 4.01 or 4.02; and (ii) if the request of the Company to convert the Bonds is not accompanied by the consent of the Bond Insurer.

                                   ARTICLE V

                        REDEMPTION AND PURCHASE OF BONDS

     Section 5.01. Optional Redemption. The Bonds shall be subject to redemption, in whole or in part, at the option of the Authority upon the direction of the Company, from related payments made by the Company pursuant to
Section 4.02 of the Participation Agreement and the Company Obligation and any other monies held by the Trustee in the Bond Fund and specifically available to be applied to the redemption of Bonds as provided in this Section 5.01 and
Section 10.03 hereof:

          (a) During any Commercial Paper Rate Period, such Bonds shall be subject to redemption on each Interest Payment Date, as a whole or in part, at the principal amount thereof, at a redemption price equal to 100% of the principal amount.

          (b) During any Auction Rate Period, Auction Rate Bonds shall be subject to redemption on the Business Day immediately succeeding each Auction Date, as a whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date fixed for redemption; provided, however, that not less than $10,000,000 in aggregate principal amount of the Bonds be outstanding unless otherwise consented to by the Broker-Dealers.

          (c) During any Daily Rate Period, such Bonds shall be subject to redemption on any Business Day, as a whole or in part, at the principal amount thereof, plus accrued and unpaid interest to the date fixed for redemption, if any.

          (d) During any Weekly Rate Period, such Bonds shall be subject to redemption on any Business Day, as a whole or in part, at the principal amount thereof, plus accrued and unpaid interest to the date fixed for redemption, if any.

          (e) During any Monthly Rate Period, such Bonds shall be subject to redemption on each Interest Payment Date, as a whole or in part, at the principal amount thereof.

          (f) During any Semi-annual Rate Period, such Bonds shall be subject to redemption on each Interest Payment Date, as a whole or in part, at the principal amount thereof.

          (g) During any Term Rate or Fixed Rate Period, such Bonds shall be subject to redemption in whole at any time on any Business Day or in part on any Interest Payment Date as follows: after the No-Call Period, which shall begin on the first day of the Calculation Period applicable to such Bonds or on a Fixed Rate Conversion Date, as the case may be, at a redemption price equal, initially, to the principal amount thereof, plus a premium equal to the percentage of the principal amount to be redeemed (the "Initial Premium"), plus accrued and unpaid interest if paid on a Business Day other than an Interest Payment Date. The premium percentage, if any, shall decline by the percentage shown in the Reduction in Premium column on each anniversary of the date on which such Bonds are first redeemable until the Bonds shall be redeemable without premium.


         Calculation Period or Period to Maturity
         Applicable to Subject Bonds

   Equal to or                 But Less               No-Call                Initial               Reduction
   Greater Than                  Than                 Period                 Premium               in Premium
   ------------                  ----                 ------                 -------               ----------
        18 years                  N/A                 8 Years                  1 1/2%                1/2%
        12 years             18 Years                 6 Years                  1                     1/2
         7 Years             12 Years                 3 Years                  0                     0
         5 Years              7 Years                 2 Years                  0                     0
         4 Years              5 Years                 2 Years                  0                     0
         3 Years              4 Years                 2 Years                  0                     0
         0 Years              3 Years            Not callable


If upon establishment of a Term Rate Period or a Fixed Rate Period, as the case may be, the Remarketing Agent certifies to the Trustee, Bond Counsel and the Authority in writing that the schedule is not consistent with then-prevailing market conditions, the Authority at the request of the Company may revise the Initial Premium, Reductions in Premium and No-Call Periods without the approval of the Holders to reflect then-prevailing market conditions, upon receipt of an opinion of Bond Counsel to the effect that any revisions pursuant to this paragraph, either by itself or in conjunction with the establishment of a Calculation Period or a Fixed Rate, as the case may be, are made in accordance with this Indenture, is permitted under the Act and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.

     Section 5.02. [Reserved]

     Section 5.03. Tender for and Purchase upon Election of Holder. 1. During any Daily Rate Period or Weekly Rate Period, any Bond or portion thereof in a principal amount equal to an authorized denomination (so long as the principal amount not purchased is an authorized denomination) shall be purchased on the demand of the Holder thereof on any Business Day at a price equal to the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, upon delivery to the Registrar and Paying Agent and the Remarketing Agent at the Principal Corporate Trust Office, by the close of business on any Business Day of a Notice of Election to Tender in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit F hereto; provided, however, that the substance of such Notice of Election to Tender must also be given in writing to the Remarketing Agent prior to or simultaneously with delivery of such written Notice of Election to Tender to the Remarketing Agent. The date on which such Bond shall be purchased shall, at the request of the Holder thereof (i) if the Bond then bears interest at a Daily Rate, be the date of delivery of such Notice of Election to Tender if such Notice of Election to Tender is delivered to the Registrar and Paying Agent and the Remarketing Agent by 10:00 a.m. (New York City time) on such date or may be any Business Day thereafter, and (ii) if the Bond then bears interest at a Weekly Rate, shall be a Business Day not prior to the 7th day next succeeding the date of the delivery of such Notice of Election to Tender to the Registrar and Paying Agent and the Remarketing Agent.

     2. During any Monthly Rate Period or Semi-annual Rate Period, any Bond or portion thereof in a principal amount equal to an authorized denomination (so long as the principal amount not purchased is an authorized denomination) shall be purchased on the demand of the Holder thereof on the first Business Day following each Calculation Period at a price equal to the principal amount thereof, upon delivery to the Registrar and Paying Agent and the Remarketing Agent, at the Principal Corporate Trust Office of a Notice of Election to Tender in substantially the form attached hereto as or containing substantially the information contained in Exhibit F on or prior to a Business Day which is not less than 10 days, in the case of Bonds bearing interest at a Semi-annual Rate, or 7-days, in the case of Bonds bearing interest at a Monthly Rate, prior to the proposed date of purchase; provided, however, that the substance of such Notice of Election to Tender must also be given in writing to the Remarketing Agent prior to or simultaneously with delivery of such written Notice of Election to Tender to the Remarketing Agent.

     3. Immediately upon receipt of a Notice of Election to Tender delivered pursuant to the provisions of this Section 5.03, the Registrar and Paying Agent shall notify, or cause to be notified, the Trustee, the Company, the Authority and the Remarketing Agent, by telephone, promptly confirmed in writing, of such receipt, specifying the contents thereof.

     4. Any Notice of Election to Tender shall be irrevocable. If a Holder fails to deliver the Bonds referred to in such notice to the Registrar and Paying Agent, such Bonds shall nevertheless be deemed to have been purchased on the date established for the purchase thereof, no interest shall accrue on such Bonds from and after the date of purchase and such Holder shall have no rights, benefit or security hereunder thereafter as the owner of such Bonds except the right to receive the Purchase Price of such Bonds.

     5. A Holder may not tender a Bond to the Registrar and Paying Agent pursuant to this Section while such Bond bears interest at an Auction Period Rate, Commercial Paper Rate, Term Rate or Fixed Rate.

     6. In the event there is a failure to pay pursuant to the Liquidity Facility by the Liquidity Facility Provider, the Company may purchase the Bonds with the consent of the Bond Insurer and the Authority.

     Section 5.04. Mandatory Tender for Purchase upon Change in the Interest Rate Mode or on Business Day Following Certain Calculation Periods. 1. Upon a Change in the Interest Rate Mode, the Bonds shall be subject to mandatory tender for purchase in accordance with the terms hereof, on the effective date of such Change in the Interest Rate Mode at the Purchase Price.

     2. During any Term Rate Period or Commercial Paper Rate Period, the Bonds shall be subject to mandatory tender for purchase in accordance with the terms hereof on the Business Day immediately following each Calculation Period, each at a price equal to the Purchase Price.

     3. Notice of mandatory tender for purchase upon a Change in the Interest Rate Mode shall be in substantially the form attached hereto as, or contain substantially the information contained in, Exhibit A hereto.

     4. Any such  notice of  mandatory  tender  for  purchase  required  by this
Section 5.04 shall be given by the Trustee, in the name of the Authority, or the Trustee shall cause the Registrar and Paying Agent to give such notice (with copies thereof to be given to the Remarketing Agent, the Registrar and Paying Agent, the Company, and in the case of Auction Rate Bonds, the Auction Agent, the Broker-Dealer and the Authority) by first-class mail to the Holders of the Bonds subject to purchase at their addresses shown on the books of registry.

     5. Bonds held by or for the account of the Company or the issuer of a Support Facility are not subject to mandatory tender for purchase pursuant to this Section 5.04.

     Section 5.05. Special Tax Redemption Provisions. 1. The Bonds shall be subject to mandatory redemption as a whole (provided, however, that the Bonds shall be redeemed in part if the Company obtains an opinion of Bond Counsel to the effect that, by redeeming such portion of the Bonds, the interest on the remaining Bonds will not be included for Federal income tax purposes in the gross income of any owner of the Bonds (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of
Section 147(a)(1) of the Code)) at any time at a redemption price equal to 100% of the principal amount thereof, together with unpaid interest accrued thereon to the redemption date, if, in a published or private ruling of the Internal Revenue Service or in a final, nonappealable judicial decision by a court of competent jurisdiction (provided that the Company has been afforded the opportunity to participate at its own expense in the proceeding resulting in such ruling or in the litigation resulting in such decision, as the case may
be), it is determined that, as a result of a failure by the Company to observe any covenant, agreement or representation in the Participation Agreement or the Tax Regulatory Agreement, interest on the Bonds is included for Federal income tax purposes in the gross income (as defined in Section 61 of the Code) of any owner of a Bond (other than a "substantial user" of the Project or a "related person" within the meaning of Section 147(a)(1) of the Code), and, in such event, the Bonds shall be subject to such mandatory redemption not more than one hundred eighty (180) days after receipt by the Trustee of notice of such published or private ruling or judicial decision and a demand for redemption of the Bonds. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole obligation in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

     2. The Bonds may be redeemed in whole or in part at any time at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon to the redemption date, if the Company has determined, on the basis of the advice of Bond Counsel that, as a result of any action taken or expected to be taken, or failure to take action, a reasonable risk exists that interest on the bonds will not be excludable from gross income for federal tax purposes. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a copy of such advice of Bond Counsel. While the Bonds bear interest at an Auction Period Rate, in any Auction Period other than a daily

Auction Period, the redemption shall occur on the Interest Payment Date immediately preceding such redemption date. When in a Special Rate Period, the Bonds may be redeemed prior to the end of the Special Rate Period. The occurrence of an event permitting the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole option in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

     3. The Bonds will also be subject to mandatory redemption at a redemption price equal to one hundred three percent (103%) of the principal amount thereof plus unpaid interest accrued thereon to the redemption date if the Company reasonably concludes and certifies to the Trustee in writing that the business, properties, condition (financial or otherwise), operations or business prospects of the Company will be materially and adversely affected unless the Company takes or omits to take a specified action and that the Company has been advised in writing by Bond Counsel that the specified action or omission would cause the use of the Project to be such that, pursuant to Section 150 of the Code, the Company would not be entitled to deduct the interest on the Bonds for purposes of determining the Company's Federal taxable income, for a period of not less than ninety (90) consecutive or nonconsecutive days during a twelve-month period. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a certified copy of a resolution of the Board of Trustees of the Company authorizing such certificate and a copy of such advice of Bond Counsel. In the event that the Bonds become subject to redemption as provided in this paragraph, the Bonds will be redeemed in whole unless redemption of a portion of the Bonds outstanding would, in the opinion of Bond Counsel, have the result that interest payable on the Bonds remaining outstanding after such redemption would be deductible for purposes of determining the Federal taxable income of the Company, and, in such event, the Bonds to be redeemed shall be selected (in the principal amount of $5,000 or any integral multiple thereof) by lot, in such amount as is necessary to accomplish that result. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole option in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

     Section 5.06. Redemption at Demand of the State. In accordance with the provisions of Section 1864 of the Act, the State of New York may, upon furnishing sufficient funds therefor, require the Authority to redeem prior to maturity, as a whole, the Bonds on any Interest Payment Date not less than twenty years after the Closing Date. Any such redemption shall be at a redemption price equal to the optional redemption price, if any, applicable on such date set forth in Section 5.01 or if no such optional redemption price is applicable at a redemption price of 105% of the principal amount thereof, in either case, together with accrued and unpaid interest, if any, to the date fixed for redemption, all in the manner provided in this Article V. The Authority shall deposit any such funds received by it with the Trustee. Upon such redemption and notwithstanding anything to the contrary in this Indenture, the Trustee shall assign the Company Obligation relating to the Bonds to or as directed by the Authority.

     Section 5.07. Mandatory Tender for Purchase Upon Expiration of any Support Facility or Upon Delivery of an Alternate Support Facility. 1. Except as otherwise set forth in the last sentence of this subsection 1, on the third Business Day next preceding the date of expiration of any Support Facility, the Bonds shall be subject to mandatory purchase at the Purchase Price, unless on or prior to the 35th day prior to such date of expiration the Company on behalf of the Authority has furnished to the Trustee an extension of such Support Facility. The Bonds shall also be subject to mandatory purchase at the Purchase Price, on the date there is delivered an Alternate Support Facility meeting the requirements of Section 6.02. No tender for purchase of any Bonds shall be required pursuant to this Section 5.07 during any Auction Rate Period or a Fixed Rate Period.

     2. Notice of the  mandatory  tender for  purchase  pursuant to this Section
5.07 shall be given on or prior to the 30th day before the expiration date of the expiring Liquidity Facility or on or prior to the 30th day before the delivery of any Alternate Support Facility meeting the requirements of Section 6.02, as the case may be, by the Trustee in the name of the Authority (with copies thereof given to the Authority, the Remarketing Agent, the issuer of a Liquidity Facility, the Company and the Registrar and Paying Agent) by first-class mail to the Holders of the Bonds subject to mandatory tender for purchase at their addresses shown on the books of registry. Such notice shall be in substantially the form attached hereto as, or contain substantially the information contained in, Exhibit G hereto.

     3. Bonds held by or for the account of the Company or the issuer of a Liquidity Facility are not subject to mandatory tender for purchase pursuant to this Section 5.07.

     Section 5.08. Mandatory Tender Upon Occurrence of any Terminating Event. 1. Except as otherwise set forth in the last sentence of this subsection 1, upon the occurrence of any Terminating Event, the Bonds shall be subject to mandatory tender for purchase at the Purchase Price on a Business Day selected by the Trustee; provided, however, that (i) such mandatory tender shall not occur later than the 5th day after receipt of notice of the Terminating Event by the Trustee and (ii) such mandatory tender date shall be a Business Day. The Bonds will not be subject to mandatory tender for purchase pursuant to this Section 5.08 during any Auction Rate Period or a Fixed Rate Period.

     2. Notice of the  mandatory  tender for  purchase  required by this Section
5.08 shall be in substantially the form attached hereto as, or contain substantially the information contained in, Exhibit G hereto and shall be given to the Holders of the Bonds subject to mandatory tender for purchase at their addresses shown on the books of registry on or before the first Business Day after receipt of notice of a Terminating Event from the issuer of the Liquidity Facility by the Trustee, in the name of the Authority, or the Trustee shall cause the Registrar and Paying Agent to give such notice, by first-class mail to the Holders of the Bonds subject to purchase at their address shown on the books of registry (with copies thereof given to the Authority, the Remarketing Agent, the Company and the Registrar and Paying Agent).

     3. Bonds held by or for the account of the Company or the issuer of a Liquidity Facility are not subject to mandatory tender for purchase pursuant to this Section 5.08.

     Section 5.09. General Provisions Applicable to Mandatory and Optional Tenders for Purchase of Bonds. 1. If interest has been paid on the Bonds, or an amount sufficient to pay interest thereon has been deposited in the Bond Fund, or an amount sufficient to pay accrued interest thereon, if any, has been set aside in the Bond Purchase Fund held under the Bond Purchase Trust Agreement, and the Purchase Price shall be available in the Bond Purchase Fund for payment of Bonds subject to tender for purchase pursuant to Section 5.03, 5.04, 5.07 or 5.08, and if any Holder fails to deliver or does not properly deliver the Bonds to the Registrar and Paying Agent for which a Notice of Election to Tender has been properly filed or which are subject to mandatory tender for purchase on the purchase date therefor, such Bonds shall nevertheless be deemed tendered and purchased on the date established for the purchase thereof, no interest shall accrue on such Bonds from and after the date of purchase and such former Holders shall have no rights, benefits or security hereunder as the registered owners of such Bonds, except the right to receive the Purchase Price of and interest to the purchase date, if any, on such Bonds upon delivery thereof to the Registrar and Paying Agent in accordance with the provisions hereof. The purchaser of any such Bonds remarketed by the Remarketing Agent, or the issuer of any Support Facility, to the extent Bonds are purchased with the proceeds of a draw on, or borrowing or payment under, the Support Facility, shall be treated as the registered owner thereof for all purposes of the Indenture. The payment of Bonds pursuant to Section 5.03 shall be subject to delivery of such Bonds duly endorsed in blank for transfer or accompanied by an instrument of transfer thereof in form satisfactory to the Registrar and Paying Agent executed in blank for transfer at the Principal Corporate Trust Office of the Registrar and Paying Agent at or prior to 10:00 a.m. (11:30 a.m. for Bonds bearing interest at the Weekly Rate and 12:00 noon for Bonds bearing interest at the Daily Rate) (New York City time), on a specified purchase date. The Registrar and Paying Agent may refuse to make payment with respect to any Bonds tendered for purchase pursuant to Section 5.03, 5.04, 5.07 or 5.08 not endorsed in blank or for which an instrument of transfer satisfactory to the Registrar and Paying Agent has not been provided.

     2. The Purchase  Price of Bonds subject to tender for purchase  pursuant to
Section 5.03, 5.04, 5.07 or 5.08 in an aggregate principal amount of at least one million dollars ($1,000,000) shall be payable in immediately available funds or by wire transfer upon written notice from the Holder thereof containing the wire transfer address (which shall be in the continental United States) to which such Holder wishes to have such wire directed, if such written notice is received by the Registrar and Paying Agent not less than five days prior to the related purchase date.

     3. Bonds subject to mandatory tender for purchase pursuant to Section 5.07 or 5.08 shall not be remarketed unless and until an Alternate Support Facility meeting the requirements of Section 6.02 of the Indenture is in full force and effect; provided, however, that Bonds may be remarketed and no such Alternate Support Facility is required to be in effect if, at the time the Bonds are sought to be remarketed, the Bonds bear interest at an Auction Period Rate or a Fixed Rate.

     4. In the event Bonds  tendered  for  purchase  pursuant to Section 5.03 or
5.04 shall be paid from a drawing under a Liquidity Facility, such Bonds shall not be remarketed unless and until the Trustee or the Registrar and Paying Agent has been notified by the Liquidity Facility Issuer and, upon receipt of such notice, the Trustee or the Registrar and Paying Agent has notified the Remarketing Agent that the amount available for a drawing under such Liquidity Facility has been restored.

     Section 5.10. Selection of Bonds to be Redeemed. A redemption of Bonds shall be a redemption of the whole or of any part of the Bonds from any funds available for that purpose in a principal amount equal to an authorized denomination (so long as the principal amount not redeemed is an authorized denomination). If less than all Bonds shall be redeemed, the particular Bonds to be redeemed shall be chosen by the Trustee, or the Trustee shall direct the Registrar and Paying Agent to so choose, as hereinafter provided. If less than all the Bonds shall be called for redemption under any provision of this Indenture permitting such partial redemption, the particular Bonds or portions of Bonds to be redeemed shall be selected (a) first, from Bonds held or owned by or for the issuer of a Support Facility pursuant to any Support Facility, (b) second, from Bonds for which the Registrar and Paying Agent has received, prior to such selection, a Notice of Election to Tender requiring the Registrar and Paying Agent to purchase such Bonds on the date on which the Bonds being selected are to be redeemed and (c) third, from all other Bonds then Outstanding, by lot by the Trustee or, upon direction of the Trustee, by lot by the Registrar and Paying Agent; provided, however, that the portion of any Bond to be redeemed shall be in the principal amount of $100,000 or any integral multiple thereof during a Commercial Paper Rate Period, a Daily Rate Period, a Weekly Rate Period or a Monthly Rate Period, $25,000 or any integral multiple thereof during an Auction Rate Period, or $5,000 or any integral multiple thereof at any other time and that, in selecting Bonds for redemption, the Trustee or Registrar and Paying Agent shall treat each Bond as representing that number of Bonds which is obtained by dividing the principal amount of such registered Bond in excess of $100,000 by $100,000 during a Commercial Paper Rate Period, a Daily Rate Period, a Weekly Rate Period or a Monthly Rate Period, $25,000 during an Auction Rate Period, and $5,000 at any other time (such amounts being hereinafter referred to as the "applicable units of principal amount"). If it is determined that one or more, but not all of the $100,000, $25,000 or $5,000 units of principal amount represented by any such Bond is to be called for redemption, then upon notice of intention to redeem such $100,000, $25,000 or $5,000 unit or units, the Holders of such Bonds shall forthwith surrender such Bonds to the Registrar and Paying Agent for (1) payment of the redemption price (including the redemption premium, if any, and accrued interest to the date fixed for redemption) of the $100,000, $25,000 or $5,000 unit or units of principal amount called for redemption and (2) exchange for a new Bond or Bonds of the aggregate principal amount of the unredeemed balance of the principal of such Bonds. If the Holders of any such Bond of a denomination greater than $100,000, $25,000 or $5,000 shall fail to present such Bond to the Registrar and Paying Agent, for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the $100,000, $25,000 or $5,000 unit or units of principal amount called for redemption (and to that extent only).

     Section 5.11. Notice of Redemption. 1. Notice of redemption pursuant to this Article V shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail at least 30 days prior to the date fixed for redemption to the Holders of the Bonds to be redeemed at the addresses shown on the registration books maintained by the Registrar and Paying Agent. A copy of such notice of redemption shall be given by the Trustee to the Auction Agent at least 30 days prior to the date fixed for redemption. Any redemption may be conditioned on the receipt of moneys by the Registrar and Paying Agent sufficient to pay the redemption price on the redemption date of Bonds called for redemption, if the notice of redemption so states. The Trustee shall receive notice of a redemption from the Authority at least 40 days prior to the date fixed for redemption.

     2. Each notice of redemption shall state: (i) the full title of the Bonds, the redemption date, the place of redemption and the redemption price payable upon such redemption; (ii) that the interest on the Bonds, or on the principal amount thereof to be redeemed, shall cease to accrue from and after such redemption date and (iii) that on said date there will become due and payable on the Bonds the principal amount thereof to be redeemed and the interest accrued on such principal amount to the redemption date, if any, and the premium, if any, thereon. Each notice of redemption mailed to the Holder of the Bonds shall, if less than the entire principal sum thereof is to be redeemed, also state the principal amount thereof and the distinctive numbers of the Bonds to be redeemed and that such Bonds must be surrendered to the Trustee in exchange for the payment of the principal amount thereof to be redeemed and the issuance of a new Bond equaling in principal amount that portion of the principal sum not to be redeemed of the Bonds to be surrendered. The failure to give notice to any Holder of a Bond or any defects in such notice shall not affect the proceedings for the redemption of the Bonds for which notice has been properly given.

     3. If less than all of the Auction Rate Bonds of a Series are to be redeemed and such Auction Rate Bonds are held by the Securities Depository, the Trustee shall include in the notice of redemption delivered to the Securities
Depository: (i) under an item entitled "Publication Date for Security Depository Purposes," a date that is three Business Days after the Auction Date immediately preceding such redemption date; and (ii) an instruction to the Securities Depository to (x) determine on such Publication Date after the Auction held on the immediately preceding Auction Date has settled, the Securities Depository participants whose Security Depository positions will be redeemed and the principal amount of such Auction Rate Bonds to be redeemed from each such position (the "Securities Depository Redemption Information"), and (y) notify the Trustee immediately after such determination of the positions of the Securities Depository participants in such Auction Rate Bonds immediately following such Auction settlement, and the Securities Depository Redemption Information. Immediately upon receipt of the notice referred to in (x) of the preceding sentence, the Trustee shall send a copy of such notice to the Auction Agent.

     Section 5.12. Bonds purchased for account of Liquidity Facility Issuer. Bonds subject to mandatory purchase pursuant to Section 5.03, 5.04, 5.07 or 5.08 shall be deemed to be purchased by the Company except to the extent the Liquidity Facility expressly provides that the Bonds are to be purchased by the issuer of the Liquidity Facility in which event such Bonds shall be deemed to be purchased by the issuer of the Liquidity Facility in a principal amount equal to the amount of a draw on, or borrowing or payment under, the Liquidity Facility for the payment of Bonds subject to purchase, upon the deposit with the Registrar and Paying Agent of the proceeds of such draw on, or borrowing or payment under, the Liquidity Facility in an amount equal to the principal of such Bonds plus accrued interest thereon to the purchase date, and such Bonds shall not be deemed paid and shall remain outstanding hereunder until the issuer of the Liquidity Facility has been reimbursed for such draws on, or borrowings or payments under, the Liquidity Facility to pay such principal and interest. Unless the issuer of any Liquidity Facility shall otherwise direct, any Bonds purchased by the issuer of the Liquidity Facility shall be immediately registered in the name of the Company except to the extent the Liquidity Facility expressly provides that the Bonds are to be purchased by the issuer of the Liquidity Facility in which event such Bonds shall be registered in the name of the issuer of the Liquidity Facility as a Holder and the issuer of the Liquidity Facility shall have all rights of a Holder of Bonds under this Indenture.

     Section 5.13. Effect of Redemption. If the Bonds have been duly called for redemption and notice of the redemption thereof has been duly given or provided for as hereinbefore provided and if monies for the payment of the Bonds (or of the principal amount thereof to be redeemed) and the interest to accrue to the redemption date on the Bonds (or of the principal amount thereof to be redeemed), if any, and the premium, if any, thereon are held for the purpose of such payment by the Trustee, then the Bonds (or the principal amount thereof to be redeemed) shall on the redemption date designated in such notice, become due and payable and interest on the Bonds (or the principal amount thereof to be redeemed) so called for redemption shall cease to accrue from such date and the Holder thereof shall thereafter have no rights hereunder as the Holder of such Bonds (or the principal amount thereof to be redeemed) except to receive the principal amount thereof and premium (if any) thereon and interest to the redemption date.

     Section 5.14. Cancellation of Redeemed Bonds. Any Bonds surrendered or redeemed pursuant to the provisions of this Article shall be cancelled by the Registrar and Paying Agent.

                                   ARTICLE VI

                                SUPPORT FACILITY

     Section 6.01. Support Facility - General. Pursuant to the Participation Agreement, as long as the Policy is in effect, the Company has agreed not to request that the interest rate mode applicable to the Bonds be adjusted to an Adjustable Rate or a Fixed Rate unless on the effective date of the applicable Change in the Interest Rate Mode the Bonds shall receive a long-term rating of at least "AAA" by S&P and "AAA" by Moody's, and a short-term rating of at least "A-1+" by S&P and "VMIG 1" by Moody's, or an equivalent rating by any nationally recognized rating agency, as applicable. If the Policy is not in effect, the Company may request that the interest rate mode applicable to the Bonds be adjusted to an Adjustable Rate or a Fixed Rate unless on the effective date of the applicable Change in the Interest Rate Mode the Bonds shall receive a long-term rating of at least "A" by S&P and "A2" by Moody's or "A" by Fitch or an equivalent rating by any nationally recognized rating agency, as applicable. Such rating of the Bonds may, but is not required to, be achieved by obtaining a Support Facility which meets the requirements of this Article VI. The Company has further agreed to maintain a Liquidity Facility meeting the requirements of the Participation Agreement with respect to the Bonds at all times, except with respect to Bonds bearing interest at an Auction Period Rate or a Fixed Rate. A Liquidity Facility also must be in effect on or prior to the effective date of any Change in the Interest Rate Mode to an Adjustable Rate (other than a Change in the Interest Rate Mode to an Auction Rate Period). Bond Insurer consent shall be required for the selection of the issuer of any Liquidity Facility and the terms thereof. The Trustee shall be furnished with a certified copy of any Support Facility obtained pursuant to this Section 6.01.

     Any Support Facility Issuer not located in New York State shall provide the Trustee with a list of holidays on which it is closed through the next succeeding January 1 at the beginning of the term of such Support Facility and by January 1 of each year thereafter.

     Section 6.02. Support Facility - Delivery of an initial Liquidity Facility and Alternate Support Facility. 1. At any time, the Authority may, at the request of the Company, provide for the delivery to the Trustee of an initial Liquidity Facility or an Alternate Support Facility. The termination date of such initial Liquidity Facility or such Alternate Support Facility, as the case may be, shall be a date not earlier than 364 days from its date of issuance, subject to earlier termination upon the occurrence of (i) a Terminating Event or another event of default under the related reimbursement agreement or other corresponding agreement relating to such initial Liquidity Facility or Alternate Support Facility, as the case may be, (ii) the issuance of an alternate Liquidity Facility or a subsequent Alternate Support Facility, as the case may be, (iii) payment in full of the Outstanding Bonds or (iv) in the case of an alternate Liquidity Facility, a Change in the Interest Rate Mode to an Auction Rate Period or to a Fixed Rate. Any Liquidity Facility shall specifically allow, in the case of occurrence of any event or events which under the terms of such Liquidity Facility or any agreement providing for the issuance thereof would cause the termination or expiration of such Liquidity Facility, for the mandatory tender of Bonds pursuant to Section 5.08 with a draw on or borrowing or payment under such Liquidity Facility prior to such termination or expiration. At least 15 days prior to the date of the delivery of an initial Liquidity Facility or an Alternate Support Facility to the Trustee, the Company shall furnish to the Trustee on behalf of the Authority (a) an opinion of Bond

Counsel addressed to the Trustee stating that the delivery of such initial Liquidity Facility or Alternate Support Facility, as the case may be, to the Trustee is authorized under this Indenture and complies with the terms hereof and (b) in the case of an Alternate Support Facility, confirmation from S&P, if the Bonds are then rated by S&P, from Moody's, if the Bonds are then rated by Moody's, or another rating agency, if the Bonds are then rated by such rating agency, to the effect that such rating agency has reviewed the proposed Alternate Support Facility and that the substitution of the proposed Alternate Support Facility for the Support Facility will not, by itself, result in a reduction or withdrawal of its long or short-term rating of the Bonds below the rating category of S&P or Moody's or such other rating agency, as the case may be, then in effect with respect to the Bonds.

     2. The Authority may obtain an additional Credit Facility Issuer if the Bond Insurer receives a long-term rating of less than "AA" by S&P and "AA" by Moody's.

     3. Nothing contained herein shall prevent the Authority, at the request of the Company and with the consent of the Bond Insurer, from delivering an Alternate Support Facility in substitution for a Support Facility which will result in a decline in the short-term assigned to such Bonds by Moody's or S&P or such other rating agency as a result of the Alternate Support Facility; provided, that (i) the opinion of Bond Counsel referred to in the preceding paragraph is obtained; provided that such opinion shall also be to the effect that delivery of such Alternate Support Facility will not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes and (ii) all Outstanding Bonds are subject to mandatory tender for purchase pursuant to Section 5.07 (unless the Bonds bear interest at an Auction Period Rate or a Fixed Rate). The Authority, or the Company on behalf of the Authority, shall deliver notice to the Trustee of the substitution of an Alternate Support Facility which will result in a decline in the short-term or long-term ratings assigned to the Bonds pursuant to this subsection 2 of Section
6.02 at least forty-five (45) days before the date of substitution.

     Section   6.03.   Provisions   with  respect  to  the  Bond   Insurer.   1.
Notwithstanding anything else to the contrary herein and so long as the conditions set forth in Section 6.04 hereof are met, the Trustee and the Authority (and, in the case of subsection (c), the Registrar and Paying Agent) agree:

          (a) If, on the interest payment date for the Bonds there is not on deposit with the Trustee sufficient moneys available to pay all principal of and interest on the Bonds due on such date, the Trustee shall immediately notify the Bond Insurer and U.S. Bank Trust National Association, New York, New York or its successor as its Fiscal Agent (the "Fiscal Agent") of the amount of such deficiency. If, by said interest payment date, such deficiency has not been provided to the Trustee, the Trustee shall simultaneously make available to the Bond Insurer and to the Fiscal Agent the registration books for the Bonds maintained by the Registrar and Paying Agent. In addition:

               (i) The Trustee shall provide the Bond Insurer with a list of the Bondholders entitled to receive principal or interest payments from the Bond Insurer under the terms of the Municipal Policy and shall make arrangements for the Bond Insurer and its Fiscal Agent (1) to mail checks or drafts to Bondholders entitled to receive full or partial interest payments from the Bond Insurer and (2) to pay principal of the Bonds surrendered to the Fiscal Agent by the Bondholders entitled to receive full or partial principal payments from the Bond Insurer; and

               (ii) The Trustee shall, at the time it makes the registration books available to the Bond Insurer pursuant to (i) above, notify Bondholders entitled to receive the payment of principal of or interest on the Bonds from the Bond Insurer (1) as to the fact of such entitlement, (2) that the Bond Insurer will remit to them all or part of the interest payments coming due subject to the terms of the Municipal Policy, (3) that, except as provided in paragraph (b) below, in the event that any Bondholder is entitled to receive full payment of principal from the Bond Insurer, such Bondholder must tender his Bond with the instrument of transfer in the form provided on the Bond executed in the name of the Bond Insurer, and (4) that, except as provided in paragraph (b) below, in the event that such Bondholder is entitled to receive partial payment of principal from the Bond Insurer, such Bondholder must tender his Bond for payment first to the Trustee, which shall note on such Bond the portion of principal paid by the Trustee, and then, with an acceptable form of assignment executed in the name of the Bond Insurer, to the Fiscal Agent, which will then pay the unpaid portion of principal to the Bondholder subject to the terms of the Policy.

          (b) In the event that a Responsible Officer of the Trustee receives written notice that any payment of principal of or interest on a Bond has been recovered from a Bondholder pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with the final, nonappealable order of a court having competent jurisdiction, the Trustee shall, at the time it provides notice to the Bond Insurer pursuant to the Policy, notify all Bondholders that in the event that any Bondholder's payment is so recovered, such Bondholder will be entitled to payment from the Bond Insurer to the extent of such recovery, and the Trustee shall furnish to the Bond Insurer its records evidencing the payments of principal of and interest on the Bonds which have been made by the Trustee and subsequently recovered from Bondholders, and the dates on which such payments were made.

          (c) The Bond Insurer shall, to the extent it makes payment of principal of or interest on the Bonds, become subrogated to the rights of the recipients of such payments in accordance with the terms of the Municipal Policy and, to evidence such subrogation, (i) in the case of subrogation as to claims for past due interest, the Trustee shall note the Bond Insurer's rights as subrogee on the registration books maintained by the Trustee upon receipt from the Bond Insurer of proof of the payment of interest thereon to the Bondholders of such Bonds and (ii) in the case of subrogation as to claims for past due principal, the Trustee shall note the Bond Insurer's rights as subrogee on the registration books for the Bonds maintained by the Registrar and Paying Agent upon receipt of proof of the payment of principal thereof to the Bondholders of such Bonds. Notwithstanding anything in Indenture or the Bonds to the contrary, the Trustee shall make payment of such past due interest and past due principal directly to the Bond Insurer to the extent that the Bond Insurer is a subrogee with respect thereto.

          (d) The Trustee will accordingly pay to the Bond Insurer the amount of such principal and interest (including principal and interest recovered under subparagraph (ii) of the first paragraph of the Policy, which principal and interest shall be deemed past due and not to have been paid), with interest thereon as provided in this Indenture, the Participation Agreement and the Bonds, but only from the sources and in the manner provided herein for the payment of principal of and interest on the Bonds to Bondholders, and will otherwise treat the Bond Insurer as the owner of such rights to the amount of such principal and interest.

          (e) The Bond Insurer shall receive notice of the resignation or removal of the Trustee and the appointment of a successor thereto from the Company.

          (f) The Bond Insurer shall receive copies of all notices required to be delivered to Bondholders and, on an annual basis, copies of the Company's audited financial statements and Annual Budget from the Company.

     2. Any notice that is required to be given to a holder of the Bond or to the Trustee pursuant to the Indenture shall also be provided to the Bond Insurer, and all notices required to be given to the Bond Insurer under the Indenture shall be delivered pursuant to Section 18.09.

     Section 6.04. Rights of Credit Facility Issuer. Notwithstanding any other provision of this Indenture to the contrary, the Credit Facility Issuer shall be deemed to be the sole Holder of the Bonds when the approval, consent (except with respect to the consent that pursuant to Section 15.02 is required to be obtained from the Holders of all Bonds Outstanding which would be affected by an amendment or modification to this Indenture described in clauses (a), (b) or (e) of Section 15.02), direction or any other action of the Holders of such Bonds is required or may be exercised under this Indenture, and shall have the right to give notice of, and to control and direct the enforcement of all rights and remedies granted to the Holders of the Bonds or the Trustee for the benefit of the Holders upon, default hereunder or under the Company Obligation, including, without limitation: (x) the right to accelerate the principal of the Bonds as provided in the Indenture, and (y) the right to annul any declaration of acceleration, and the Credit Facility Issuer shall also be entitled to approve all waivers of Events of Default, so long as (i) the Credit Facility Issuer is and remains solvent and not party to any proceeding for the rehabilitation, liquidation, conservation or dissolution of the Credit Facility Issuer; (ii) the Credit Facility is in full force and effect; and (iii) the Credit Facility Issuer shall have made and be continuing to make all payments required to be made and meet all of its obligations required to be met under the Credit Facility. So long as those conditions are met the Credit Facility Issuer shall also be treated as a third party beneficiary hereunder and as a party entitled to (i) notify the Trustee of the occurrence of an Event of Default and (ii) request the Trustee to intervene in judicial proceedings that affect Bonds, the payment of which is supported by such Credit Facility Issuer, and the security therefor; provided that the Trustee shall be entitled to indemnity satisfactory to it prior to such intervention; and the Trustee shall accept notice of an

Event of Default from the Credit Facility Issuer. So long as the conditions specified in clauses (i), (ii) and (iii) of the first sentence of this Section are being met with respect to the Bond Insurer and the Municipal Policy, the Bond Insurer shall be the sole Credit Facility Issuer and neither the Authority nor the Trustee shall appoint, or consent to or accept the appointment of, an additional Credit Facility Issuer.

                                  ARTICLE VII

                      GENERAL TERMS AND PROVISIONS OF BONDS

     Section 7.01. Execution and Authentication of Bonds. The Bonds shall be executed on behalf of the Authority by the manual or facsimile signature of its Chair, Vice-Chair, President, Treasurer or any Vice President and shall be sealed with the seal of the Authority, or in lieu thereof shall bear a lithographed, engraved or otherwise reproduced facsimile of such seal attested by the manual or facsimile signature of its Vice President, Treasurer, Secretary or an Assistant Secretary.

     Bonds bearing the manual signature of an officer of the Authority authorized to execute such Bonds in office on the date of such manual signing thereof and Bonds bearing the facsimile signature of an officer of the Authority authorized to execute such Bonds in office on the date of the reproducing of such facsimile signature on such Bonds, shall be valid and binding obligations in accordance with their terms, notwithstanding that before the delivery thereof and payment therefor the person whose signature appears thereon shall have ceased to be such officer.

     Only Bonds having endorsed thereon a certificate of authentication substantially in the form set forth in Article XVII, duly executed by the Trustee shall be entitled to any right or benefit under this Indenture. No Bonds shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such certificate of the Trustee upon a Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Indenture and that the Holder thereof is entitled to the benefits of this Indenture. The Trustee's certificate of authentication on any Bond shall be deemed to have been duly executed if signed by an authorized officer of the Trustee.

     Section 7.02. Books of Registry. The Registrar and Paying Agent shall keep or cause to be kept at its principal office books (herein referred to as the "books of registry" or "registration books") for the registration and transfer of the Bonds. Upon presentation at its applicable Principal Corporate Trust Office for such purpose the Registrar and Paying Agent, under such reasonable regulations as it may prescribe, shall register or transfer, or cause to be registered or transferred, on said books of registry, the Bonds as hereinafter set forth. The books of registry shall at all times during business hours be open for inspection by the Authority, the Company, the Bond Insurer and the Trustee or their duly authorized agents or representatives upon reasonable prior notice.

     Section 7.03. Transfer, Registration and Exchange of Bonds. The transfer of the Bonds may be registered only upon the books of registry required to be kept pursuant to Section 7.02 upon surrender thereof to the Registrar and Paying Agent, together with an assignment duly executed by the Holder thereof or his or her duly authorized agent and accompanied by a guarantee of signature, each in such form as shall be satisfactory to the Registrar and Paying Agent. Upon any such registration of transfer the Authority shall execute and the Trustee shall authenticate and deliver in exchange for such Bonds a new Bond or Bonds registered in the name of the transferee or transferees for a like aggregate principal amount, of any denomination or denominations authorized by this Indenture. No transfer of any Bond shall be effective until entered on the books of registry.

     Any Bond surrendered in any such registration of transfer shall forthwith be cancelled by the Trustee. Any Bonds registered and transferred to a new Holder pursuant to this Section shall be delivered to the Holder at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent or sent by first-class mail to the Holder at his or her request, risk and expense.

     Bonds, upon surrender thereof at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent, together with an assignment duly executed by the Holder or his or her authorized agent and accompanied by a guarantee of signature, each in such form as shall be satisfactory to the Registrar and Paying Agent, may, at the option of the Holder thereof, be exchanged for an equal aggregate principal amount of Bonds of any denomination or denominations authorized by this Indenture and in the same form as the Bonds surrendered for exchange. All Bonds so surrendered pursuant to this Section shall be cancelled by the Trustee.

     Any Bonds to be delivered to the Holder upon any such exchange shall be delivered to the Holder at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent or sent by first-class mail to the Holder thereof at his or her request, risk and expense.

     Any taxes or other governmental charges required to be paid with respect to the registration of transfer or exchange of the Bonds shall be paid by the Holder requesting registration of such transfer or exchange, as a condition precedent to the exercise of such privilege. The Authority or the Registrar and Paying Agent, or both, may charge the Company for every registration of transfer or exchange sufficient to reimburse it for any and all costs required to be paid in respect thereof.

     Section 7.04. Mutilated, Lost, Stolen, or Destroyed Bonds. In the event any Bond shall be lost, stolen, destroyed, wholly or in part, or so defaced as to impair its value to the Holder, the Authority shall execute and the Trustee shall, upon compliance with the terms provided by law, authenticate and deliver a new Bond of like date and tenor in exchange or replacement therefor against delivery for cancellation of such mutilated Bond, or in lieu of and in replacement of a destroyed, stolen or lost Bond, and upon payment by the Holder of the reasonable expenses of the Registrar and Paying Agent and the Authority and the reasonable charges of the Trustee and Registrar and Paying Agent in connection therewith and, in the event that the Bond is destroyed, stolen or lost, the Holder's filing with the Registrar and Paying Agent of evidence satisfactory to it that the Bond was destroyed, stolen or lost, of the Holder's ownership thereof, and furnishing the Trustee and the Registrar and Paying Agent such security and indemnity as is satisfactory to them which shall name the Authority as an additional indemnified party. Any replacement Bond issued under the provisions of this Section in exchange or substitution for the defaced, mutilated or partly destroyed Bond or in substitution for the allegedly lost, stolen or wholly destroyed Bond shall be entitled to the identical benefits under this Indenture as was the original Bond in lieu of which such replacement Bond is issued. Each such replacement Bond shall be prepared in substantially the same manner as the original.


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


     Notwithstanding the foregoing provisions of this Section, if the lost, stolen, destroyed, defaced or mutilated Bond has matured or been called for redemption and the date fixed for redemption thereof has arrived, at the option of the Authority, payment of the amount due thereon may be made without the issuance of any replacement Bond upon receipt of like evidence, indemnity, security and payment of expenses and the surrender for cancellation of the defaced or mutilated or partly destroyed Bond and upon such other conditions as the Trustee may prescribe.

     Except as provided in this sentence and as permitted in the following paragraph, any replacement Bond shall be in the form of the Bond being replaced, and be dated the date of its issuance and bear such number as shall be assigned thereto by the Registrar and Paying Agent, with such subseries designation, if any, as may be deemed appropriate by the Registrar and Paying Agent. The Registrar and Paying Agent shall make an appropriate notation in the books of registry that a replacement Bond has been issued in exchange or substitution for the defaced, mutilated, lost, stolen, or wholly or partly destroyed Bond.

     There may be imprinted or affixed on the face and the panel portion of any duplicate Bond a mark to identify such Bond as a replacement Bond.

     Prior to arranging for the preparation or printing of a replacement Bond, the Trustee and the Registrar and Paying Agent may require a deposit by the Holder to secure the Trustee, the Registrar and Paying Agent and the Authority for costs and expenses incurred by them in the preparation, printing, execution and issuance of such replacement Bond.

     Any amount of such deposit received by the Registrar and Paying Agent in excess of the amount required to reimburse the Registrar and Paying Agent, the Trustee or the Authority for costs and expenses shall be returned to the party which made the deposit.

     Any defaced, mutilated or partly destroyed Bond surrendered to the Registrar and Paying Agent in substitution for a new Bond pursuant to this Section shall be cancelled by the Trustee.

     Section 7.05. Temporary Bonds. Pending the preparation of definitive Bonds, interim receipts or certificates (herein referred to as "Temporary Bonds") may initially be issued, exchangeable for definitive Bonds when the latter are ready for delivery. Such Temporary Bonds may be printed, lithographed or typewritten, shall be of such denomination or denominations as may be determined by the Authority and may contain such references to any of the provisions of this Indenture as may be appropriate. If Temporary Bonds are issued, the Authority will cause to be furnished duly executed definitive Bonds without delay, and thereupon the Temporary Bonds may be surrendered for cancellation at the principal office of the Trustee in exchange for definitive Bonds and without charge for such exchange, and the Registrar and Paying Agent shall deliver in exchange for such Temporary Bonds so surrendered an equal aggregate principal amount of definitive duly executed Bonds, of authorized denominations. Until so exchanged, the Temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds.


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


     Nothing in this Indenture shall prevent the Authority from delivering, and the Authority is hereby expressly permitted to deliver, Auction Rate Bonds in typewritten form to the Securities Depository as registered owner thereof.

     Section 7.06. Disposition of Bonds. Any Bond surrendered to the Registrar and Paying Agent for payment shall be cancelled upon such payment by the Trustee. The Trustee shall dispose of any cancelled Bond which has been paid and which bears any date two (2) years prior to the date of disposition in accordance with the Trustee's procedures in effect for the disposition of cancelled securities as of the date of such disposition. When the Trustee shall dispose of any Bond, it shall deliver a certificate of such disposition to the Authority and, at the written request of the Company, the Company.

                                  ARTICLE VIII
                         CORPORATION OBLIGATION PAYMENTS

     Section 8.01. Company Obligation Payments. The Company will make Company Obligation Payments pursuant to this Indenture and the Participation Agreement.

     Section 8.02. Credits on the Company Obligation . The Company shall be entitled to receive a credit against its obligation to pay the principal and premium, if any, and interest on, as the case may be, the Company Obligation in an amount equal to (1) the principal amount of any Bonds secured by such Company Obligation surrendered to the Trustee by the Company or the Authority for cancellation, (2) the amount of money, if any, other than Company Obligation Payments, held by the Trustee and available and designated to make the interest payment on the Bonds and (3) the principal amount of any Bonds secured by such Company Obligation purchased or redeemed and canceled by the Trustee with moneys other than Company Obligation Payments to the extent that the Trustee shall not have received written notice from the Company that the Company shall not receive such a credit; provided, however, that the Company shall not receive a credit for any amounts furnished by the State of New York for the redemption of the Bonds in accordance with Section 9.06 nor for any amounts furnished by any Bond Insurer.





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


                                   ARTICLE IX

                               THE PRIOR BOND FUND

     Section 9.01. Prior Bond Fund. 1. There is hereby created and established a special trust fund to be designated "Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B Prior Bond Fund" (hereinafter referred to as the "Prior Bond Fund") to be held by the Trustee. All income or gain on moneys deposited in the Prior Bond Fund shall be retained therein.

     2. There shall be deposited into the Prior Bond Fund the proceeds of the Bonds issued hereunder.

     3. The moneys on deposit from time to time in the Prior Bond Fund shall be held under and subject to this Indenture, but shall not be subject to the liens, pledges, charges, assignments and trusts created hereby for the security and benefit of the Holders of the Bonds and shall not be available for the payment of Bonds within the meaning of the Indenture, and shall be used and applied solely for the purpose of refunding the Prior Bonds in accordance with the remaining provisions of this Section.

     4. The Trustee is authorized and directed to make payments from the Prior Bond Fund to remit the redemption price of the Prior Bonds or costs incurred in connection therewith to the Prior Trustee, upon receipt of a letter or letters signed by an Authorized Company Representative so directing.

                                   ARTICLE X

                     CREATION OF SPECIAL FUNDS AND ACCOUNTS;
                     APPLICATION AND INVESTMENT OF REVENUES

     Section 10.01. Creation of Funds and Accounts. 1. The following fund and the following accounts therein, which shall be a special fund and accounts to be held by the Trustee, are hereby created and designated as set forth below:

     (a) Bond Fund

     (b) Interest Account

     (c) Principal Account

     (d) Redemption Account

     (e) Acceleration Account

     The designation of each fund and account set forth above shall include the term "The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project 2005 Series B," which term shall precede the designation as set forth above. Such fund and each such account is, however, sometimes referred to herein as set forth above.

     2. The Bond Fund and the accounts therein shall be held in the custody of the Trustee. All monies required to be deposited with or paid to the Trustee under any provision of this Indenture shall be held by the Trustee in trust and applied only in accordance with the provisions of this Indenture and shall be trust funds for the purposes specified in this Indenture.

     Section 10.02. Deposit of Company Obligation Payments. Under the Participation Agreement and the Company Obligation, the Company shall deposit, or cause to be deposited, the following in immediately available funds with the Trustee as the Company Obligation Payments become due or are declared to be immediately due and payable under the Participation Agreement and the Company Obligation unless sufficient amounts are then available in such Accounts to make the required payments therefrom. The Trustee shall deposit the Company Obligation Payments or other money set forth below in the Bond Fund and credit the Accounts set forth below in the order set forth below:

     (a)(i) During an Auction Rate Period, no later than 12:00 noon (New York City time) on the Business Day next preceding each Interest Payment Date, into the Bond Fund for credit to the Interest Account an aggregate amount of funds available on the next Business Day in The City of New York equal to the aggregate amount required for the payment of the interest payable on the Auction Rate Bonds, on such Interest Payment Date.

     (ii) No later than 12:00 noon (New York City time) on each Interest Payment Date, other than during an Auction Rate Period, into the Bond Fund for credit to the Interest Account the amount required for the payment of the interest payable on the Outstanding Bonds on such Interest Payment Date.

     (b)(i) During an Auction Rate Period, no later than 12:00 noon (New York City time) on the second Business Day next preceding each Auction Date, into the Bond Fund for credit to the Redemption Account an aggregate amount of funds available on the next Business Day in The City of New York equal to the aggregate amount required to pay the principal of and premium, if any, and accrued interest on any Auction Rate Bonds, called for redemption; provided, however if the scheduled date of such deposit to the Redemption Account by the Company is not a Business Day then the date for such deposit to the Redemption Account by the Company shall be the first Business Day immediately preceding the scheduled date of such deposit to the Redemption Account by the Company.

     (ii) Other than during an Auction Rate Period, on the last Business Day prior to the day on which any redemption is to occur or on the last Business Day prior to the Stated Maturity, into the Bond Fund for credit to the Redemption Account or the Principal Account, as directed by the Company, the amount required to pay principal of and premium, if any, and accrued interest on any Bonds called for redemption or at the Stated Maturity, the amount required to pay the principal of the Bonds.

     If other monies are received by the Trustee as advance payments of Company Obligation Payments to be applied to the redemption of all or a portion of the Bonds, such monies shall be deposited in the Bond Fund for credit to the Redemption Account therein.

     (c) Immediately following the declaration of principal of and accrued interest on the Bonds then Outstanding to be immediately due and payable pursuant to Section 13.03, into the Bond Fund for credit to the Acceleration
Account, the amount required to pay principal of and accrued interest on such Bonds.

     Section 10.03. Application of Monies in the Bond Fund . 1. The Bond Fund shall be used for the purpose of making scheduled payments of principal of and interest on the Bonds, of making payments of principal of and premium, if any, and accrued interest on Bonds then subject to redemption in the manner herein provided and of making payments of principal of and accrued interest on the Bonds then Outstanding that have been declared to be immediately due and payable pursuant to Section 13.03. The monies in the Bond Fund shall be applied as follows:

     (a) Interest Account. On each Interest Payment Date, the Trustee shall apply the amount of monies then credited to the Interest Account equal to the interest then payable on the Bonds to the payment of such interest on such Interest Payment Date.

     (b) Principal Account. On the Stated Maturity, the Trustee shall apply the amount of monies then credited to the Principal Account equal to the principal amount of Bonds then payable to the payment of such principal on such date.

     (c) Redemption Account. The Trustee shall redeem on the date set for the redemption thereof, as provided in Article V of this Indenture, a principal amount of Bonds then subject to redemption. Subject to the following sentence,


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


the Trustee shall apply an amount credited to the Redemption Account equal to the principal amount and premium, if any, of Bonds then subject to redemption, together with accrued interest thereon to the redemption date, to the payment of such Bonds on the redemption date from funds described in Section 10.02(b).

     Upon the retirement of any portion of the Bonds by redemption pursuant to the provisions of this Section 10.03, the Trustee shall provide the Authority and the Company with a notice stating the amounts of the Bonds so redeemed and setting forth the date of their redemption and the amount paid as principal, premium and interest thereon. The expenses in connection with the redemption of the Bonds shall be paid by the Company as Additional Payments.

     All monies in the Redemption Account on the last Business Day prior to the Stated Maturity shall be transferred to the Principal Account.

     (d) Acceleration Account. The Trustee shall promptly apply an amount credited to the Acceleration Account equal to the principal amount of and accrued interest on the Bonds then Outstanding that have been declared to be immediately due and payable pursuant to Section 13.03 from funds described in
Section 10.02(c).

     2. Bond Purchase Fund. Pursuant to Section 4.12 of the Participation Agreement, the Company has agreed that the Company shall pay an amount to the Trustee for payment to, or directly to, the Registrar and Paying Agent for deposit in the Bond Purchase Fund and credit to the Company Account therein established under the Bond Purchase Trust Agreement to be applied to the payment of the Purchase Price of any Bond pursuant to the Bond Purchase Trust Agreement to the extent not otherwise provided from the sources described in the Bond Purchase Trust Agreement.

     In the event sufficient funds are not available under Section 2.03(a)(i) of the Bond Purchase Trust Agreement to pay such Purchase Price on the date of purchase of any Bonds pursuant to Section 5.03, 5.04, 5.07 or 5.08 hereof, the Registrar and Paying Agent on or prior to the time specified in the Bond Purchase Trust Agreement shall direct the Trustee to request a draw or payment under the Liquidity Facility in accordance with the terms thereof in the amount required, together with amounts, if any, available under Section 2.03(a)(i) of the Bond Purchase Trust Agreement, to pay the Purchase Price of such Bonds on such date of purchase. The Trustee shall on or prior to the time specified in the Bond Purchase Trust Agreement request such draw or payment under the Liquidity Facility in accordance with the terms thereof and shall on or prior to the time specified in the Bond Purchase Trust Agreement transfer the proceeds of such draw or payment to the Registrar and Paying Agent, who shall cause the proceeds of such draw or payment to be deposited in the Bond Purchase Fund under the Bond Purchase Trust Agreement and credited to the Liquidity Facility Proceeds Account therein. The Registrar and Paying Agent shall notify the Company of the amount and date of such request.

     The Remarketing Agent shall notify the Registrar and Paying Agent and the Trustee, at or prior to 12:00 p.m. (New York City time) on a specified purchase date, of the amount of the proceeds of the related remarketing, and shall specify whether remarketing proceeds (excluding any such proceeds from the Company, the Authority or an affiliate of either) equal to the full amount of the Purchase Price payable on such purchase date are held by the Remarketing Agent and will be available on such purchase date for the payment of such Purchase Price, and, if the amount of such remarketing proceeds that will be available on such purchase date for the payment of such Purchase Price shall not be equal to the full amount of the Purchase Price payable on such purchase date, such notice shall specify the amount of the deficiency. By 12:15 a.m. (New York City time) on such purchase date, the Remarketing Agent shall pay to the Registrar and Paying Agent, for deposit in the Bond Purchase Fund and credit to the Remarketing Proceeds Account, an aggregate amount of such remarketing proceeds equal to the amount stated in such notice to be available on such purchase date for the payment of such Purchase Price.

     Section 10.04. Investment of Funds. Monies in the Bond Fund and the accounts in such fund shall be invested and reinvested by the Trustee, at the specific written direction of the Company, so long as the Company is not in default hereunder or under the Participation Agreement, to the extent reasonable and practicable in Investment Securities selected by the Company and maturing in the amounts and at the times as determined by the Company so that the payments required to be made from such funds and accounts may be made when due. In the absence of such direction and subsequent to the occurrence of an Event of Default hereunder or under the Participation Agreement, the Trustee shall hold monies in the Bond Fund uninvested. Investment earnings shall be considered on deposit in any Fund or Account as of the date they are actually received by the Trustee.

     The Trustee, with the consent of the Company, shall be authorized to sell any investment when necessary to make the payments to be made from the funds and accounts therein. All earnings on and income from monies in said funds and accounts created hereby shall be considered to be Revenues and shall be held in the respective account in the Bond Fund for use and application as are all other monies deposited in such accounts. The Trustee shall, in the statement required by Section 12.07, set forth the Investment Securities held separately in, and the earnings realized on investment for, each fund and account hereunder. The Trustee shall not be liable for any depreciation in the value of the Investment Securities acquired hereunder or any loss suffered in connection with any investment of funds made by it in accordance herewith, including, without limitation, any loss suffered in connection with the sale of any investment pursuant hereto.

     The Trustee may make any such investments through its own investment department upon written direction of the Company.

     All Investment Securities shall constitute a part of the respective fund and accounts therein from which the investment in Investment Securities was made.

                                   ARTICLE XI

                      PARTICULAR COVENANTS OF THE AUTHORITY

     Section 11.01. Payment of Principal of and Interest and Redemption Premium on Bonds. The Trustee will promptly remit solely from the Company Obligation Payments and other monies held by the Trustee and available therefor, the principal of, and the interest on, every Bond issued under and secured by the Indenture and any premium required to be paid for the retirement of said Bonds by redemption, at the places, on the dates and in the manner specified in this Indenture and in said Bonds according to the true intent and meaning thereof, subject, however, to the provisions of Section 2.02.3.

     Section 11.02. Performance of Covenants. The Authority will faithfully perform at all times all covenants, undertakings, stipulations and provisions contained in the Indenture, in any and every Bond and in all proceedings of the Authority pertaining thereto.

     Section 11.03. Further Instruments. The Authority will from time to time execute and deliver such further instruments and take such further action as may be reasonable and as may be required to carry out the purpose of the Indenture; provided, however, that no such instruments or actions shall pledge the credit of the Authority or the State of New York or the taxing power of the State of New York or otherwise be inconsistent with the provisions of Section 2.02(3).

     Section 11.04. Inspection of Project Books. All books and documents in the possession of the Authority relating to the Project or the Participation Agreement shall at all times be open to inspection by such accountants or other agents as the Trustee or the Bond Insurer may from time to time designate.

     Section 11.05. No Extension of Time of Payment of Interest. In order to prevent any accumulation of claims for interest after maturity, the Authority will not directly or indirectly extend or assent to the extension of the time of payment of any claims for interest on, any of the Bonds and will not directly or indirectly be a party to or approve any such arrangement by purchasing such claims for interest or in any other manner. In case any such claim for interest shall be extended in violation hereof, such claim for interest shall not be entitled, in case of any default hereunder, to the benefit or security of the Indenture except subject to the prior payment in full of the principal of, and premium, if any, on, all Bonds issued and outstanding hereunder, and of all claims for interest which shall not have been so extended or funded.

     Section 11.06. Trustee's, Remarketing Agent's, Registrar and Paying Agent's and Indexing Agent's Fees, Charges and Expenses. Pursuant to the provisions of
Section 4.05 of the Participation Agreement, the Company has agreed to pay the fees and the expenses (including, in the case of the Trustee, the reasonable fees and expenses of counsel and accountants) of the Trustee, the Registrar and


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Paying Agent, Indexing Agent and Remarketing Agent in the amounts set forth more fully therein, and the Authority shall have no liability for the payment of any fees or expenses of the Trustee, the Registrar and Paying Agent, the Indexing Agent and the Remarketing Agent.

     Section 11.07. Agreement of the State of New York. In accordance with the provisions of subdivision 11 of Section 1860 of the Act, the Authority, on behalf of the State of New York, does hereby pledge to and agree with the Bondholders that the State of New York will not limit or alter the rights and powers vested by the Act in the Authority to fulfill the terms of any contract made with Bondholders, or in any way impair the rights and remedies of such Bondholders, until the Bonds, together with the premium and interest thereon, with (to the extent permitted by law) interest on any unpaid installments of interest, and all costs and expenses in connection with any action or proceeding by or on behalf of such Bondholders, are fully met and discharged.

     Section 11.08. Recording and Filing. Pursuant to the Participation Agreement, the Company covenants that it will cause all financing statements related to this Indenture and all supplements thereto and the Participation Agreement and all supplements thereto, as well as such other security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, recorded and filed in such manner and in such places as may from time to time be required by law in order to preserve and protect fully the security of Holders and the rights of the Trustee hereunder, and to take or cause to be taken any and all other action necessary to perfect the security interest created by this Indenture.

     Section 11.09. Rights Under the Participation Agreement. The Participation Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Authority and the Company and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder. Subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof, the Participation Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the provisions of Article XV hereof. The Authority agrees that the Trustee, in its name or in the name of the Authority, may enforce all rights of the Authority and all obligations of the Company under and pursuant to the Participation Agreement for and on behalf of the Holders, whether or not the Authority is in default hereunder. Nothing herein contained shall be construed to prevent the Authority from enforcing directly any or all of its rights to administrative compensation or indemnification under the Participation Agreement.





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                                  ARTICLE XII

                     CONCERNING THE TRUSTEE; APPOINTMENT OF
                 REGISTRAR AND PAYING AGENT, REMARKETING AGENT,
                        BROKER-DEALERS AND INDEXING AGENT

     Section 12.01. Appointment of Trustee. Citibank, N.A. is hereby appointed the Trustee hereunder and by the execution of this Indenture accepts such appointment and without further act, deed or conveyance, shall be fully vested with all the estate, properties, rights, powers, trusts, duties and obligations of the Trustee hereunder.

     The Trustee shall set up suitable accounts for the deposit of the Company Obligation Payments and for the payment of the Bonds and the interest thereon and for all other payments provided or required by this Indenture, including, without limiting the generality of any of the foregoing, setting up of the Funds created by Articles IX and X.

     Section 12.02. Indemnification of Trustee as Condition for Remedial Action. The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder, until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements, and against all liability; the Trustee may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee, without indemnity, and in such case the Trustee shall be reimbursed from the Additional Payments required to be made pursuant to the Participation Agreement for all reasonable costs and expenses, outlays and counsel fees and other reasonable disbursements incurred in connection therewith. If the Company shall fail to make such reimbursement, the Trustee may reimburse itself from any monies in its possession under the provisions of this Indenture and shall be entitled to a preference over the Bonds; provided, however, that the proceeds of a Support Facility or of remarketing of Bonds shall be applied solely as set forth elsewhere herein and in such Support Facility and shall not be applied to the reimbursement set forth in this Section 12.02. Notwithstanding the foregoing, to the extent funds are available, the Trustee shall make payments of principal of and premium, if any, and interest on the Bonds then Outstanding when due, when called for redemption or when declared to be immediately due and payable pursuant to this Indenture and of the Purchase Price of the Bonds in accordance with this Indenture.

     Section 12.03. Trustee Not Liable for Failure of the Authority or Company to Act. The Trustee shall not be liable or responsible because of the failure of the Authority or the Company or any of their employees or agents to make any collections or deposits or to perform any act herein required of the Authority or the Company. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other monies deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Indenture. The immunities and exemptions from liability of the Trustee hereunder shall extend to its directors, officers, employees and agents.


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


     Section 12.04. Certain Duties and Responsibilities of the Trustee. (a) Except during the continuance of an Event of Default specified in Section 13.01 of which a Responsible Officer of the Trustee has actual knowledge,

          (1) the Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, resolutions, statements, reports, documents, orders, instruments or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations, the content thereof, or other facts stated therein).

          (b) In case an Event of Default specified in Section 13.01 has occurred and is continuing of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c) None of the provisions of this Indenture shall be construed to relieve the Trustee from liability for negligent action, negligent failure to act, or willful misconduct, except that

          (1) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent;

          (3) in the absence of bad faith on its part, the Trustee shall be protected and shall incur no liability in acting or proceeding or in not acting or not proceeding upon any resolution, order, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher requisition, bond or other paper or document which the Trustee shall believe to be genuine and to have been adopted or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of this Indenture, or upon the written opinion of any attorney, engineer, accountant or other expert believed by the Trustee to be qualified in relation to the subject matter, and the Trustee shall be under no duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument but may accept and rely upon the same as conclusive evidence of the truth and accuracy of such statements; and


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


          (4) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Bonds relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the provisions of this Indenture.

          (d) Notwithstanding anything contained elsewhere in this Indenture, the Trustee shall have the right to reasonably require, in respect of the payment or withdrawal of any monies or the taking of any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that required by the terms hereof as a condition of such action by the Trustee.

          (e) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents or receivers, and shall not be responsible for any negligence or misconduct on the part of any such attorney, agent or receiver appointed by it if the Trustee shall have exercised due care and diligence in appointing or selecting such person, and shall be entitled to advice of counsel concerning all matters of the trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents and receivers as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney or attorneys (who may be the attorney or attorneys for the Authority or the Company), approved by the Trustee in the exercise of reasonable care, and the Trustee shall not be responsible for any loss or damage resulting from any action or nonaction in good faith in reliance upon such opinion or advice.

          (f) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon a certificate of an Authorized Company Representative or an Authorized Officer.

          (g) The Trustee shall not be accountable for the use by the Company of any proceeds of the Bonds authenticated or delivered hereunder.

          (h) The Trustee shall not be required to give any bonds or surety in respect of the execution of its trusts and powers hereunder.

          (i) The Trustee may treat and deem the Holder of any Bonds as set forth in the books of the registry hereunder as the absolute owner thereof.


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


          (j) The Trustee shall not be held liable by reason of any insufficiency in any account held by or on behalf of the Trustee resulting from any investment loss on any Investment Securities included therein (except to the extent that the Trustee is the obligor and has defaulted thereon) nor will the Trustee be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or the Authority.

          (k) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have received written notice or obtained actual knowledge thereof. In the absence of receipt of such notice or actual knowledge, the Trustee may conclusively assume that there is no default or Event of Default.

          (l) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Auction Agent or Broker-Dealer under this Indenture except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Auction Agent or Broker-Dealer in accordance with the terms of this Indenture.

          (m) The Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof,
     (B) to see to any insurance relating to the Project (but not including the insurance on the Bonds provided by the Policy), or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Bond Fund.

          (n) The right of the Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

          (o) Notwithstanding any other provision of this Indenture, the Trustee shall notify the Authority, the Company, the Bond Insurer and the Bondholders of (i) any Event of Default for which a Responsible Officer of the Trustee has actual knowledge and (ii) the Trustee's failure to receive any fees due and owing from the Company. The Trustee shall notify the Authority and the Company if it does not receive its fees as required hereunder.

     Section 12.05. Limitations on Obligations and Responsibilities of Trustee and Registrar and Paying Agent. The Trustee and the Registrar and Paying Agent shall be under no obligation to effect or maintain insurance or to renew any


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


policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Company, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. The Trustee and the Registrar and Paying Agent, except as to the acceptance of the trusts by the Trustee's execution of this Indenture and the performance of their respective responsibilities hereunder, shall have no responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Indenture, or in respect of the validity of the Bonds or the due execution or issuance thereof. The Trustee and the Registrar and Paying Agent shall be under no obligation to see that any duties herein or in the Participation Agreement, the Remarketing Agreement, the Auction Agreement, the Broker-Dealer Agreement or any Support Facility imposed upon the Authority, the Company, the issuer of any Support Facility, or any party other than themselves in their capacity as Trustee and Registrar and Paying Agent, respectively, or any covenants herein contained on the part of any party other than themselves in their capacity as Trustee and Registrar and Paying Agent, respectively, to be performed, shall be done or performed, and the Trustee and the Registrar and Paying Agent shall be under no obligation for failure to see that any such duties or covenants are so done or performed. Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable to any Holder for special, indirect or consequential losses (including, but not limited to, lost profits).

     Section 12.06. Compensation and Indemnification of Trustee. The Company has agreed in the Participation Agreement (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder or shall from time to time be agreed in writing (including the reasonable compensation and the expenses and disbursements of its agents and counsel) (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and (3) to indemnify the Trustee and any director, officer, employee or agent of the Trustee, for, and to hold it harmless against, any loss, liability, claim, or expense (including reasonable costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of or incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     Section 12.07. Statements from Trustee. It shall be the duty of the Trustee, on or about the fifteenth (15th) day of each month, and at such other reasonable time or times as may be determined by the Authority or the Company, to file with the Authority, upon the written request thereof, and the Company a statement setting forth in respect of the preceding calendar month:


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


          (a) the amount withdrawn from or transferred to each Fund or Account by the Trustee under the provisions of this Indenture, and the amount received by the Trustee and held on account of each Fund or Account under the provisions of this Indenture;

          (b) the amount on deposit with it at the end of such calendar month to the credit of each such Fund or Account;

          (c) a monthly account of reconciliation and income which includes a brief description of all obligations held by it as an investment of monies in each such Fund or Account;

          (d) the amount applied to the redemption of the Bonds under the provisions of Article V and Section 10.03 and the amount of the Bonds remaining Outstanding; and

          (e) any other information which the Authority or the Company may reasonably request.

     All records and files pertaining to the Bonds and the Company in the custody of the Trustee shall be open at all reasonable times upon prior notice to the inspection of the Authority, the Company and their agents and representatives.

     Section 12.08. Notice of Default. Except upon the happening of any Event of Default specified in clauses (a) through (c), inclusive, of Section 13.01, the Trustee shall not be obliged to take notice or be deemed to have notice of any Event of Default hereunder, unless a Responsible Officer of the Trustee has been specifically notified in writing of such Event of Default by the issuer of any Support Facility, the Authority, the Company, the Remarketing Agent, the Auction Agent or the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds Outstanding and such written notice shall state that it is a "notice of default."

     Section 12.09. Trustee and Registrar and Paying Agent May Deal in Bonds. The bank or trust company acting as Trustee and Registrar and Paying Agent under this Indenture, and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in the Bonds issued under and secured by this Indenture, and may join in the capacity of a Holder of a Bond in any action which any Holder of a Bond may be entitled to take with like effect as if such bank or trust company were not the Trustee or Registrar and Paying Agent under this Indenture.

     Section 12.10. Trustee and the Registrar and Paying Agent Not Responsible For Recitals. The recitals, statements and representations contained herein and in the Bonds shall be taken and construed as made by and on the part of the Authority, and not by the Trustee or Registrar and Paying Agent, and the Trustee and the Registrar and Paying Agent assumes, and shall be under, no responsibility for the correctness of the same or for the recording or re-recording or filing or refiling of the Indenture or any supplements thereto or any instruments of further assurance (including financing statements) except as otherwise provided herein. The Trustee and the Registrar and Paying Agent make no representations as to the value of any property pledged hereunder to the payment of Bonds or as to the title of the Authority or the Company thereto or


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


as to the validity, sufficiency or adequacy of the security afforded thereby or hereby or as to the validity of this Indenture, the Company Obligation, the Participation Agreement, any Support Facility or of the Bonds.

     Section 12.11. Qualification of the Trustee. There shall at all times be a Trustee hereunder which shall be a bank and/or trust company, having combined capital and unimpaired surplus of at least $50,000,000, duly authorized to exercise corporate trust powers and subject to examination by federal or state authority. The Trustee hereunder shall not be required to maintain, and any successor Trustee shall not be required to have, an office in the city in which the applicable Principal Corporate Trust Office of the initial Trustee hereunder is located, but shall be required to have an office in New York State.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 12.11, it shall resign immediately in the manner and with the effect specified in Section 12.12.

     Section 12.12. Resignation and Removal of Trustee. 1. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 12.13.

          (a) The Trustee may resign at any time by giving written notice thereof to the Authority, the Company and the Bond Insurer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the retiring Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (b) The Trustee may resign at any time by giving written notice thereof to the Authority, the Company and the Bond Insurer. In addition, the Trustee may be removed at any time by (i) demand of the registered owners of at least a majority in principal amount of the Bonds of a series then Outstanding (determined in accordance with this Indenture), (ii) the Authority, at the written request of the Company, provided the Company is not in default under this Indenture, (iii) the Authority other than during the continuance of an Event of Default, or (iv) the Authority, at the written request of the Bond Insurer or the Company (provided the Company is not in default under this Indenture) for breach of trust under this Indenture, and, in either case, by a written instrument delivered to the Trustee and the Authority, the Bond Insurer or the Company, as applicable.

          (c) If at any time:

          (1) the Trustee shall cease to be eligible under Section 12.11 and shall fail to resign after written request by the Authority, by the Company, by the Bond Insurer or by a Holder who shall have been a bona fide Holder for at least six months,

          (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or


                                       77
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          (3) there is a breach of trust under the Indenture,

then, in any such case, (i) the Authority may remove, and the Company may request the Authority to remove, the Trustee, or (ii) the Bond Insurer or any Holder who has been a bona fide Holder for at least six months may, on behalf of itself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor.

          (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Authority shall promptly appoint a successor; the Company or the issuer of any Support Facility or both of them, having the right to request or consent to the appointment of a particular qualified institution as such successor. Within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee may be appointed by an instrument or concurrent instruments in writing executed by the Holders of a majority in principal amount of the Bonds then Outstanding delivered to the Authority and the retiring Trustee, and, upon such delivery, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Authority.

          (e) The Authority shall give notice to the Trustee, the Company, the Remarketing Agent, the Registrar and Paying Agent, the Auction Agent, the Bond Insurer and the Bondholders of each resignation and each removal of a Trustee and each appointment of a successor Trustee in the manner set forth in Section 18.03 with respect to Bondholders, Section 6.03 with respect to the Bond Insurer, and Section 18.09 with respect to the Company, the Auction Agent and the Remarketing Agent. Each notice shall include the name and address of the applicable Principal Corporate Trust Office of the successor Trustee.

          (f) The Trustee at any time other than during the continuance of an Event of Default and for any reason may be removed by an instrument in writing, executed by an Authorized Officer, appointing a successor, filed with the Trustee so removed.

     Section 12.13. Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Authority and the Company, an instrument in writing accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, shall become fully vested with all the rights, immunities, powers and trusts and subject to all the duties and obligations, of its predecessor; but such predecessor shall, nevertheless, on written request of its successor or of the Authority and upon payment of expenses, charges and other disbursements of such predecessor which are payable pursuant to the provisions of Sections 12.02 and 12.06, execute and deliver an instrument transferring to such successor Trustee all the rights, immunities, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all property and monies held by it hereunder to its successor, subject, nevertheless, to its first lien


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and preference  provided for in Sections 12.02 and 12.06.  Should any instrument in writing from the Authority be required by any successor Trustee for more fully vesting in such Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested in the predecessor Trustee, any such instrument in writing shall and will, on request, be executed, acknowledged and delivered by the Authority.

     Notwithstanding any of the foregoing provisions of this Article, any bank or trust company having power to perform the duties and execute the trusts of this Indenture and otherwise qualified to act as Trustee hereunder with or into which the bank or trust company acting as Trustee may be converted, merged or consolidated, or to which the corporate trust business assets as a whole or substantially as a whole of such bank or trust company may be sold, shall be deemed the successor of the Trustee, upon written notice to the Authority.

     Section 12.14. Appointment of Remarketing Agent. Goldman, Sachs & Co. is hereby appointed by the Authority at the request of the Company as the initial Remarketing Agent of the Bonds and to serve as such under the terms and provisions hereof and of the Remarketing Agreement. The Remarketing Agent, including any successor appointed pursuant hereto, shall be a member of the National Association of Securities Dealers, Inc. having capitalization of at least $25,000,000, and be authorized by law to perform all the duties imposed upon it by this Indenture, the Bond Purchase Trust Agreement and the Remarketing Agreement. The Remarketing Agent for any series of Bonds may be removed at any time by the Authority, upon thirty (30) days' notice, acting at the written direction of the Company, by an instrument signed by the Authority and filed with the Trustee, the Registrar and Paying Agent, the Bond Insurer, the Remarketing Agent and the Company. If there shall not be at least one Remarketing Agent serving as such for the Bonds following the effective date of a proposed removal of a Remarketing Agent, no such removal shall take effect until the appointment of a successor Remarketing Agent. The Remarketing Agent for any Bonds may resign upon 30 days written notice delivered to the Company, the Authority, the Trustee, the Registrar and Paying Agent, the Bond Insurer and the issuer of any Support Facility. The Company shall use its commercially reasonable efforts to cause the Authority to appoint a successor Remarketing Agent that is a qualified institution, effective as of the effectiveness of any such resignation or removal. Each successor Remarketing Agent shall be a qualified institution selected and appointed by the Authority, upon the written request and with the approval of the Company. If there shall be more than one Remarketing Agent serving as such for the Bonds, the Authority, at the request of the Company, shall designate one such Remarketing Agent as "Remarketing Representative" to act on behalf of all Remarketing Agents for the Bonds, and each other Remarketing Agent shall agree in writing to accept the determinations of such Remarketing Representative.

     Section 12.15. Appointment of Registrar and Paying Agent. Citibank, N.A. is hereby appointed by the Authority at the request of the Company to serve as the Registrar and Paying Agent hereunder. The Company shall have the right to request the appointment of an institution meeting the requirements of Section
12.19 to serve as successor thereto in the event of the removal or resignation of such Registrar and Paying Agent.

     The Trustee hereby appoints any Registrar and Paying Agent appointed hereunder as authenticating agent.


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     Section 12.16. General Provisions Regarding Registrar and Paying Agent.

     (a) The Registrar and Paying Agent shall:

          (i) hold all Bonds delivered to it for purchase hereunder in trust for the benefit of the respective Bondholders which shall have so delivered such Bonds until monies representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Holders and deliver said Bonds in accordance with the provisions of this Indenture;

          (ii) hold all monies delivered to it for the purchase of Bonds, in trust for the benefit of the person or entity who has delivered such monies until the Bonds purchased with such monies have been delivered to or for the account of such person or entity as provided in this Indenture;

          (iii) maintain the books of registry and keep such books and records as shall be consistent with prudent industry practice and make such books and records available for inspection by the Trustee, the Remarketing Agent, the Authority and the Company at all reasonable times;

          (iv) perform the duties and undertake the obligations assigned to them in Sections 7.02 through 7.06;

          (v) at the request of a beneficial owner, provide copies of all notices received by it, directly to such beneficial owner.

     (b) The Registrar and Paying Agent may deem and treat the Holder of any Bonds as set forth in the books of registry hereunder as the absolute owner thereof;

     (c) The Registrar and Paying Agent may in good faith hold any other form of indebtedness issued by the Authority or any security issued by the Company, or any affiliate of the Company; own, accept or negotiate any drafts, bills of exchange, acceptances or obligations thereof; and make disbursements therefor and enter into any commercial or business arrangement therewith; all without any liability on the part of such Registrar and Paying Agent for any real or apparent conflict of interest by reason of any such actions; and

     (d) The Registrar and Paying Agent agrees to cooperate with the Trustee and the Company in preparing and conveying information necessary for drawings under any Support Facility. To the extent that any other certificate to be submitted by the Trustee to an issuer of a Support Facility in connection with a drawing under the Support Facility requires the Trustee to state that the Registrar and Paying Agent has certified certain information to the Trustee, the Registrar and Paying Agent agrees to provide such certification to the Trustee to the extent such information is known to it.

     Section 12.17. Payment of Registrar and Paying Agent; Indemnification. The Authority will cause the Company to agree in the Participation Agreement to pay all reasonable fees, charges and expenses of the Registrar and Paying Agent, including reasonable attorneys' fees and expenses, for acting under and pursuant


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to this Indenture. In addition, the Authority will cause the Company to agree in the Participation Agreement to indemnify the Registrar and Paying Agent and its directors, officers and employees against and save them harmless from any and all losses, costs, charges, expenses, judgments and liabilities incurred while carrying out the transactions contemplated by this Indenture, except that said indemnity does not apply to the extent that they are caused by the negligent action, negligent failure to act, bad faith or willful misconduct of the Registrar and Paying Agent or its directors, officers, employees or agents.

     Section 12.18. Registrar and Paying Agent's Performance; Duty of Care. The duties and obligations of the Registrar and Paying Agent shall be determined solely by the provisions of this Indenture. None of the provisions of this Indenture shall be construed to relieve the Registrar and Paying Agent from liability for negligent action, negligent failure to act or willful misconduct, except that the Registrar and Paying Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and, in the absence of bad faith on the part of the Registrar and Paying Agent, the Registrar and Paying Agent may conclusively rely, as to the truth of the statements expressed therein, upon any document furnished to the Registrar and Paying Agent and conforming to the requirements of this Indenture and the Registrar and Paying Agent may conclusively rely and shall be protected in acting upon any document believed by it to be genuine and to have been signed or presented by the proper party or parties, provided that, in the case of any such document which by any provision of this Indenture is specifically required to be furnished to the Registrar and Paying Agent, the Registrar and Paying Agent shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Indenture. The Registrar and Paying Agent may act upon the opinion or advice of any attorney or attorneys (who may be the attorney or attorneys for the Authority or the Company), approved by the Trustee in the exercise of reasonable care, and the Registrar and Paying Agent shall not be responsible for any loss or damage resulting from any action or nonaction in good faith in reliance upon such opinion or advice.

     Section 12.19. Qualifications of Registrar and Paying Agent. The Registrar and Paying Agent, including any successor appointed pursuant to this Indenture, shall be a corporation duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital and unimpaired surplus of at least $50,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture. The Registrar and Paying Agent shall have an office or agency in New York, New York capable of performing its obligations hereunder.

     Section 12.20. Resignation or Removal of Registrar and Paying Agent and Successor to Registrar and Paying Agent; Termination of Registrar and Paying Agent's Obligations. The Registrar and Paying Agent may at any time resign and be discharged of the duties and obligations created hereunder and under the Bond Purchase Trust Agreement by giving at least sixty days' notice to the Authority, the Bond Insurer, the Company, the Trustee, the Bond Insurer and the Remarketing Agent. The Registrar and Paying Agent may be removed at any time upon and pursuant to the request of the Company or the Bond Insurer (for breach of its obligations hereunder) by an instrument, signed by the Authority and filed with the Trustee and the Registrar and Paying Agent, and the Company, provided that such removal shall not take effect until the appointment of a successor Registrar and Paying Agent. The Authority at the request of the Company shall


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


appoint a successor Registrar and Paying Agent effective as of the effectiveness of any such resignation or removal. Each successor Registrar and Paying Agent shall be a qualified institution selected by the Company and, so long as a Support Facility is in effect, approved by the issuer of a Support Facility, and approved and appointed by the Authority.

     In the event of the resignation or removal of the Registrar and Paying Agent, the Registrar and Paying Agent shall pay over and deliver any monies and Bonds held by it in such capacity to its successor or, if there is no successor, to the Trustee. In the event that there is no successor to the Registrar and Paying Agent on the effective date of its resignation, the entity acting as Trustee shall perform the functions of the Registrar and Paying Agent; provided that monies held by the Trustee pursuant to this paragraph shall not be deemed to be held by the Trustee in its capacity as Trustee.

     Section 12.21. Appointment of Auction Agent; Qualification of Auction Agent; Resignation; Removal. The Bank of New York is hereby appointed as the Auction Agent for the Bonds. The Auction Agent shall designate its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by an Auction Agreement delivered to the Authority, the Company, the Trustee and each Broker-Dealer which shall set forth such procedural and other matters relating to the implementation of the Auction Procedures as shall be satisfactory to the Company and the Trustee.

     Subject to any applicable governmental restrictions, the Auction Agent may be or become the owner of or trade in Bonds with the same rights as if such entity were not the Auction Agent.

     The Auction Agent shall be (a) a bank or trust company organized under the laws of the United States or any state or territory thereof having a combined capital stock, surplus and undivided profits of at least $50,000,000, or (b) a member of National Association of Securities Dealers having a capitalization of at least $50,000,000 and, in either case, authorized by law to perform all the duties imposed upon it by the Indenture and a member of or a participant in, the Securities Depository. The Auction Agent may at any time resign and be discharged of the duties and obligations created by the Indenture by giving at least ninety (90) days notice to the Authority, the Company, the Bond Insurer, each Broker-Dealer and the Trustee. The Auction Agent may be removed at any time by the Authority by written notice acting at the written request of the Company, delivered to the Auction Agent, the Company, the Bond Insurer, each Broker-Dealer and the Trustee at least thirty (30) days before the effectiveness of such removal. Upon any such resignation or removal, the Trustee shall at the written direction of the Authority acting at the written request of the Company appoint a successor Auction Agent meeting the requirements of this Section. In the event of the resignation or removal of the Auction Agent, the Auction Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor. The Auction Agent shall continue to perform its duties hereunder and under the Auction Agreement until its successor has been appointed by the Trustee; provided, however, that if a successor Auction Agent has not accepted its appointment within thirty (30) days of the effectiveness of the resignation or removal of the Auction Agent, the Auction Agent shall be entitled to petition a court of competent jurisdiction to appoint a successor. In the event that the Auction Agent has not been compensated for its services,


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the Auction  Agent may resign  after giving  forty-five  (45) days notice to the
Authority, the Company, the Bond Insurer, each Broker-Dealer and the Trustee, and if it has not been compensated within such forty-five (45) day period may cease performing its duties hereunder and under the Auction Agreement, even if a successor Auction Agent has not been appointed.

     Section 12.22. Appointment of Broker-Dealers. Goldman, Sachs & Co. and BNY Capital Markets, Inc. are hereby appointed as the initial Broker-Dealers for the Bonds by the Authority at the request of the Company. The Company with the consent of the Authority and the Bond Insurer shall appoint an initial Broker-Dealer and may appoint any additional initial Broker-Dealers. After a subsequent Change in the Interest Rate Mode to an Auction Rate Period, the Company may select, with the consent of the Authority, from time to time, one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements.

     Section 12.23. Appointment of Additional Paying Agents; Each Paying Agent to Hold Money in Trust. The Authority may at the request of the Company appoint an additional Paying Agent or Paying Agents for the Bonds. Each such Paying Agent shall hold in trust subject to the provisions of the Indenture for the benefit of the Holders all sums held by such Paying Agent for the payment of the principal of, premium, if any, and interest on the Bonds. Any such Paying Agent may be any person or corporation authorized to perform such functions, including to the extent permitted by law, the Company.

     Section 12.24. Appointment and Duties of Indexing Agents. The Authority hereby appoints Standard & Poor's Securities Evaluations, Inc. (as successor to Kenney Information Systems, Inc.) as Indexing Agent for the Bonds for the purpose of calculating each rate index defined in Section 1.01. The Authority may, with the approval of the Company, appoint additional or successor Indexing Agents, subject to the conditions set forth in this Section. There may be separate Indexing Agents for the purpose of calculating each rate index defined in Section 1.01. The Indexing Agent shall designate to the Trustee its principal office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Authority, the Trustee, the Company and the Remarketing Agent under which the Indexing Agent will agree, particularly:

          (a) to compute the Daily Rate Index, the Commercial Paper Rate Index, the Weekly Rate Index, the Monthly Rate Index, the Semi-annual Rate Index, the Term Rate Index or the Fixed Rate Index, as the case may be, pursuant to and in accordance with Section 3.01, and to give notice to the Trustee, the Registrar and Paying Agent, the Remarketing Agent and the Company of such rate index on the date of the computation thereof in accordance with
     Section 3.01; and

          (b) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Authority, the Trustee, the Registrar and Paying Agent, the Remarketing Agent and the Company at all reasonable times.

     The Indexing Agent shall perform the duties provided for in Section 3.01. Whenever the Indexing Agent makes a computation under that Section, it will promptly notify the Trustee, the Registrar and Paying Agent, the Authority, the Remarketing Agent (and during any Auction Rate Period, the Auction Agent), and


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the Company of the results and date of  computation.  The  Indexing  Agent shall keep adequate records pertaining to the performance of its duties and allow the Trustee, Registrar and Paying Agent, the Authority, the Remarketing Agent and the Company (and, if appropriate, the Auction Agent) to inspect the records at reasonable times.

     Section 12.25. Qualifications of Indexing Agents. Each Indexing Agent shall be a commercial bank, a member of the National Association of Securities Dealers, Inc. or a nationally recognized municipal securities evaluation service authorized by law to perform all the duties imposed upon it by the Indenture. Any Indexing Agent may at any time resign and be discharged of the duties and obligations created by the Indenture by giving at least sixty (60) days' notice to the Authority, the Company, the Remarketing Agent and the Trustee. The Indexing Agent may be removed at any time, at the written direction of the Company, by an instrument, signed by the Authority, filed with the Company, the Indexing Agent, the Remarketing Agent, the Trustee, the Registrar and Paying Agent and the issuer of a Support Facility, if any.





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                                  ARTICLE XIII

                        EVENTS OF DEFAULT; REMEDIES UPON
                               OCCURRENCE THEREOF

     Section 13.01. Events of Default. Each of the following is hereby defined as and declared to be and shall constitute an "Event of Default":

          (a) Payment of the principal of and premium, if any, on any Bond (whether by maturity or proceedings for redemption in accordance with Article V hereof or otherwise), shall not be made when the same shall become due and payable; or

          (b) Payment of any installment of interest on any Bond shall not be made when the same shall become due and payable and such nonpayment shall continue for three (3) Business Days; or

          (c) In the event that the Policy is not in effect, the Trustee shall receive written notice from the issuer of the Support Facility of the occurrence of a Terminating Event under the Support Facility, if applicable, or the agreement providing for the issuance thereof; or

          (d) Receipt by the Trustee of written notice from the Bond Insurer of the occurrence and continuance of an event of default under the Insurance Agreement, dated November 1, 2005, between the Bond Insurer and the Company, directing the Trustee to declare an Event of Default; or

          (e) The Authority shall fail in the due and punctual performance of any of the covenants, conditions, agreements, provisions or obligations, other than as set forth in (a) and (b) above, contained in the Bonds or in this Indenture or in any Supplemental Indenture on the part of the Authority to be performed, and such failure shall continue for sixty (60) days after written notice specifying such failure and requiring the same to be remedied shall have been given to the Authority, the Company, the Governor, the Comptroller and the Attorney General of the State of New York, by the Trustee or to the Trustee, the Authority and the Company by the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding as provided for in Section 13.08; provided that if any such failure shall be such that it cannot be cured or corrected within such sixty (60) day period, it shall not constitute an Event of Default hereunder if (i) curative or corrective action is instituted within such period and diligently pursued until the failure of performance is cured or corrected, and (ii) the Bond Insurer consents to such extension of the cure period; or

          (f) The occurrence of an event of default under the Participation Agreement.

     Section 13.02. Notice to Holders and Others Upon Occurrence of an Event of Default or a Payment Default. 1. The Trustee shall give notice to the Bondholders of all Events of Default within sixty (60) days after a Responsible Officer of the Trustee has been notified thereof or is deemed to have notice


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


thereof as provided in Section 12.08, unless the Event of Default shall have been cured before the giving of such notice or unless the Trustee shall deem it in the best interest of the Holders to defer or withhold notice under this Section; provided, however, that if a notice of an Event of Default is given to any Bondholder, the Trustee shall concurrently therewith, at the request of the Company, cause a copy to be provided to all beneficial owners; provided further, that if there is an Event of Default pursuant to Section 13.01(a) or (c), the Trustee shall give notice to the Bond Insurer immediately. Upon request from the Company, the Broker-Dealers shall provide the Trustee with a list of the names of its customers that it believes are Existing Owners of Auction Rate Bonds and the principal amount of Auction Rate Bonds held by each of such customers.

     2. So long as ownership of the Auction Rate Bonds is maintained in book-entry form by the Securities Depository, upon the occurrence of an Event of Default, the Trustee shall send a notice thereof in substantially the form required by the Auction Agreement to the Auction Agent and to the registered Holders of each series of Bonds.

     3. So long as the ownership of the Auction Rate Bonds is maintained in book-entry form by the Securities Depository, the Trustee shall immediately send a notice in substantially the form required by the Auction Agreement to the Auction Agent and to the registered Holders of Bonds if an Event of Default has been cured or waived in accordance with this Article XIII.

     4. Upon the occurrence of a Payment Default, or in the event such Payment Default is cured, the Trustee shall give the Auction Agent the notices referred to in Section 6.03 hereof.

     Section 13.03. Declaration of Principal and Interest As Due. Notwithstanding the pendency of a mandatory tender under Section 5.08, upon the occurrence of an Event of Default specified in clause (b) or (c) of Section
13.01 of which the Trustee has been notified by the issuer of the Support Facility Issuer or the Bond Insurer, as the case may be, then, subject to the rights of the Credit Facility Issuer or the Bond Insurer under Section 6.04 hereof, the Trustee shall upon the written request or direction of such issuer of the Credit Facility or the Bond Insurer, as the case may be, declare the principal of and accrued interest on all the Bonds then Outstanding (if not then due and payable) to be due and payable immediately, and upon such declaration the same shall become due and be immediately due and payable and interest shall immediately cease to accrue on such Bonds, anything contained in the Bonds or in this Indenture to the contrary (except for Section 6.04 hereof) notwithstanding. Upon the occurrence and continuation of any Event of Default, except for an Event of Default specified in clause (b) or (c) of Section 13.01, of which the Trustee has been notified or is deemed to have notice as provided in Section 12.08, then and in every case the Trustee, by a notice in writing to the Authority, the Company and (to addresses then specified by the Authority) the Governor, the Comptroller and the Attorney General of the State of New York, may with the written consent of the Credit Facility Issuer, and shall upon the written request or direction of the Credit Facility Issuer, or, if the Credit Facility Issuer is in default under the Credit Facility, upon the written request or direction of the Holders of not less then twenty-five percent (25%) in principal amount of the Bonds then Outstanding (determined in accordance with the provisions of Section 14.03) shall, declare the principal of and accrued interest on all the Bonds then Outstanding (if not then due and payable) to be


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


due and payable immediately, and upon such declaration the same shall become due and be immediately due and payable, anything contained in the Bonds or in this Indenture to the contrary notwithstanding. Upon any declaration of acceleration hereunder, the Trustee shall immediately exercise such rights as it may have as the registered owner of the Company Obligation and under the Participation Agreement, including the right to have the Company Obligation redeemed by the Company.

     If, however, at any time after the principal of the Bonds shall have been so declared to be due and payable, and before the entry of final judgment or decree in any suit, action or proceeding instituted on account of such Event of Default, or before the completion of the enforcement of any other remedy under this Indenture, monies shall have accumulated in the Bond Fund sufficient to pay the principal of and any premium (or redemption price) on all Bonds (or portions of the principal amount thereof) then or theretofore required to be redeemed pursuant to any provisions of this Indenture (excluding principal not then due except by reason of the aforesaid declaration) and all arrears of interest and interest then due, if any, upon Bonds then Outstanding and if the fees, compensation, expenses, disbursements, advances and liabilities of the Trustee and all other amounts then payable by the Company under the Participation Agreement and the Company Obligation shall have been paid or a sum sufficient to pay the same shall have been deposited with the Trustee, and every other Event of Default known to the Trustee in the observance or performance of any covenant, condition or agreement contained in the Bonds or in this Indenture (other than default in the payment of the principal of such Bonds then due only because of a declaration under this Section) shall have been remedied to the satisfaction of the Trustee or, the Company shall be taking, or shall be causing to be taken, appropriate action in good faith to effect its cure, then and in every such case the Trustee may with the written consent of the Credit Facility Issuer, and shall upon the written request of the Credit Facility Issuer, or, if the Credit Facility Issuer is in default under the Credit Facility, upon the written request or direction of the Holders of not less than a majority in principal amount of the Bonds (determined in accordance with the provisions of
Section 14.03) then Outstanding shall, by written notice to the Authority, rescind and annul such declaration and its consequences unless the Trustee shall have received from the Company Indenture Trustee a notice of redemption of any outstanding Company Obligation held hereunder before such rescission or annulment and such notice of redemption shall not have been rescinded; provided, however, that notwithstanding any such rescission and annulment during an Auction Rate Period, the Bonds shall continue to bear interest at the Default Rate for the applicable period of time pursuant to and to the extent provided in Appendix B. No such rescission or annulment pursuant to the next preceding sentence shall extend to or affect any subsequent default or impair any right consequent thereto.

     Section 13.04. Action by Trustee Upon Occurrence of Event of Default. Upon the occurrence and continuation of an Event of Default, subject to Section 6.04 hereof, the Trustee (i) for and on behalf of the Holders of the Bonds, shall have the same rights hereunder which are possessed by any Holders of the Bonds;
(ii) shall be authorized to proceed, in its own name and as trustee of an express trust; (iii) may pursue any available remedy by action at law or suit in equity to enforce the payment of the principal of and interest and premium, if any, on the Bonds; (iv) may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of such Trustee and of the Bondholders allowed in any judicial proceedings relative to the Company, its creditors, its property or the Bonds; and (v) may, and upon the


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


written request or direction of the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds then Outstanding (determined in accordance with the provisions of Section 14.03), with the prior written consent of the Credit Facility Issuer, shall proceed to protect and enforce all rights of the Holders and the Trustee under and as permitted by this Indenture and the laws of the State of New York, by such means or appropriate judicial proceedings as shall be suitable or deemed by it most effective in the premises, including the appointment of temporary trustees and any actions, suits or special proceedings at law or in equity or in bankruptcy or by proceedings in the office of any board or officer having jurisdiction, or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or the Participation Agreement, or to require the Authority or the Company to perform its or their duties under the Act, the Participation Agreement, the Company Obligation, the Bonds and this Indenture, or in aid of execution of any power granted in this Indenture or to enforce any other legal or equitable right or remedy vested in the Holders of the Bonds or the Trustee by this Indenture or by such laws, or for the appointment of a receiver. All rights of action (including the right to file proofs of claim) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto. Any such suit or proceeding instituted by the Trustee shall be brought in its name and as trustee of an express trust without the necessity of joining as plaintiffs or defendants any Holders of the Bonds, and any recovery or judgment shall be for the equal benefit of the Holders of the Outstanding Bonds.

     In the enforcement of any remedy under this Indenture the Trustee shall be entitled to sue for, enforce payment of and receive any and all amounts, then or during any Event of Default becoming, and at any time remaining, due from the Company and unpaid under the Participation Agreement and the Company Obligation for principal, premium, interest or otherwise under any of the provisions of this Indenture or of the Bonds, with interest on overdue payments if such interest then is permitted by the laws of the State of New York, together with any and all costs and expenses of collection and of all proceedings hereunder and under such Bonds, without prejudice to any other right or remedy of the Trustee or of the Holders, and to recover and enforce judgment or decree against the Company which is in default of its respective obligations under the Participation Agreement and the Company Obligation, but solely as provided herein and in such Bonds, for any portion of such amounts remaining unpaid, with interest, costs and expenses, and to collect in any manner provided by law, the monies adjudged or decreed to be payable. Any such judgment shall be recovered by the Trustee, in its own name and as trustee of an express trust.

     Section 13.05. Powers of Trustee With Respect to Participation Agreement and Other Agreements. If the payments required to be paid to the Trustee under the Participation Agreement and the Company Obligation or other agreement pledged and assigned hereunder, as the case may be, are not paid when due or upon the happening and continuance of an Event of Default set forth in clause
(a) of Section 13.01, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of all payments due and unpaid under the Participation Agreement and the Company Obligation or other agreement, as the case may be, and required to be paid to the Trustee and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or the obligor under any other agreement, as the case may be, and collect in the manner provided by law out of the property of the Company or such obligor wherever situated, the monies adjudged or decreed to be payable.


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


     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company under the Participation Agreement or an obligor under any other agreement pledged and assigned hereunder, as the case may be, under the Federal Bankruptcy Act or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company under the Participation Agreement and the Company Obligation or an obligor under any other agreement pledged and assigned hereunder, as the case may be, the Trustee, regardless of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the power vested in it by this Indenture, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount owing and unpaid under the Participation Agreement and the Company Obligation by the Company or under such other agreement by such obligor, as the case may be, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the Holders allowed in any such judicial proceedings relative to the Company or other obligor, as the case may be, or to the creditors or property of the Company or other obligor, as the case may be, and to collect and receive any monies or other property payable or deliverable on such claims, and to distribute in accordance with the provisions hereof all amounts received with respect to the claims of the Holders and of the Trustee on their behalf, and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to the Trustee.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holders any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holders in any such proceeding.

     The provisions of this Section shall not be construed as in any way limiting the powers of the Trustee, with respect to defaults by the Authority or by the Company under the Participation Agreement and the Company Obligation, or an obligor under any other agreement pledged and assigned hereunder, as the case may be, whether such powers be expressly or implicitly granted to the Trustee elsewhere in this Indenture or in the Participation Agreement or the Company Obligation or other agreement, as the case may be, or as a denial that the Trustee has any such other powers, but the powers granted to the Trustee by this Section shall be supplemental, additional and cumulative to all other powers possessed by the Trustee with respect to defaults under this Indenture or under the Participation Agreement, the Company Obligation or other agreement pledged and assigned hereunder, as the case may be.

     Section 13.06. Disposition of Monies in Event of Insufficiencies in Funds and Accounts. All monies (other than proceeds of any Support Facility) received by the Trustee pursuant to any right given or action taken under the provisions of this Article, after payment of the costs and expenses of the proceedings resulting in the collection of such monies and of the expenses, fees and advances incurred or made by the Trustee or Registrar and Paying Agent


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


hereunder, shall be deposited in the Bond Fund. If at any time the monies in the Bond Fund shall not be sufficient to pay the interest or principal or premium, if any (or the redemption price), of the Bonds as the same become due and payable (whether at maturity or upon proceedings for the redemption thereof or by acceleration or otherwise), the monies in such fund, together with any other monies then available or thereafter becoming available for such purpose, whether through the exercise of the remedies provided for in this Article XIII or otherwise, shall be applied as follows:

          (a) Unless the principal of all the Bonds shall have become due and payable or shall have been declared due and payable pursuant to the provisions of Section 13.03, all such monies shall be applied:

          First: to the payment to the persons entitled thereto of all installments of interest then due, in the order of the maturity of the installments of such interest, and if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference; and

          Second: to the payment of the premium, if any, on and the principal of the Bonds, to the purchase and retirement of Bonds and to the redemption of Bonds, all in accordance with the provisions of this Indenture.

          (b) If the principal of all the Bonds shall have become due and payable or shall have been declared due and payable pursuant to the provisions of Section 13.03, all such monies shall be applied to the payment of the principal and interest then due and unpaid, with interest on such principal as aforesaid, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference except as to any difference in the respective rates of interest specified in the Bonds.

          (c) If the principal of all the Bonds shall have been declared due and payable pursuant to the provisions of Section 13.03, and if such declaration shall thereafter have been rescinded and annulled pursuant to the provisions of such Section 13.03, then, subject to the provisions of subparagraph (b) above of this paragraph in the event that the principal of all the Bonds shall later become due and payable or be declared due and payable pursuant to the provisions of Section 13.03, the monies then held in the Bond Fund shall be applied to the payment of the principal of and premium (or redemption price) on all matured Bonds and all Bonds (or portions of the principal amount thereof) then or theretofore required to be redeemed pursuant to any provisions of this Indenture (excluding principal not then due except by reason of such declaration) and all arrears of interest and interest then due, if any, upon all Bonds then Outstanding, and any monies thereafter deposited in the Bond Fund shall be applied in accordance with the provisions of Article X.


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


     Whenever monies are to be applied by the Trustee pursuant to the provisions of subparagraphs (a) and (b) of this Section, (i) such monies shall be applied by the Trustee at such times, and from time to time, as the Trustee in its sole discretion shall determine, having due regard to the amount of such monies available for application and the likelihood of additional monies becoming available for such application in the future; (ii) the deposit of such monies, in trust for the proper purpose, shall constitute proper application by the Trustee; and (iii) the Trustee shall incur no liability whatsoever to the Authority, to any Holder or to any other person for any delay in applying any such monies, so long as the Trustee acts with reasonable diligence, having due regard to the circumstances, and ultimately applies the same in accordance with such provisions of this Indenture as may be applicable at the time of application by the Trustee. Whenever the Trustee shall exercise such discretion in applying such monies, it shall fix the date (which shall be an Interest Payment Date unless the Trustee shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the fixing of any such date, and shall not be required to make payment to the Holder of any unpaid Bond until such Bond shall be surrendered to the Trustee for appropriate endorsement, or for cancellation if fully paid.

     Section 13.07. Effect of Delay or Omission; Waiver of Default; Direction of Remedial Proceedings by the Holders. No delay or omission of the Trustee or of any Holder of the Bonds to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein.

     Anything in this Indenture to the contrary notwithstanding (but subject to Section 6.04, which shall be controlling), the Holders of not less than a majority in principal amount of the Bonds at the time Outstanding (determined in accordance with the provisions of Section 14.03) with the prior written consent of the Credit Facility Issuer shall be authorized and empowered and have the right, by an instrument or concurrent instruments in writing delivered to the Trustee on behalf of the Holders of the Bonds then Outstanding to consent to the waiver of any Event of Default or its consequences, and the Trustee shall waive any Event of Default and its consequences upon the written request of the Holders of such majority; provided, however, that there shall not be waived (i) any default in payment of principal or premium when due or (ii) any default in payment when due of interest unless, in either case, prior to such waiver all arrears in principal, premium, if any, and interest, with additional interest, to the extent permitted by law, at the rate then borne by the Bonds (which, in the case of Auction Rate Bonds and to the extent provided in Appendix B, shall be the Default Rate), and all fees and expenses of the Trustee shall have been paid or provided for; provided, however, that notwithstanding any such waiver, any Auction Rate Bonds shall, to the extent provided in Appendix B, continue to bear interest at the Default Rate in accordance with Appendix B. No such waiver shall extend to or affect any other existing or subsequent default or Event of Default or impair any rights or remedies consequent thereon.

     Anything in this Indenture to the contrary notwithstanding (but subject to Section 6.04, which shall be controlling), the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds at the time Outstanding (determined in accordance with the provisions of Section 14.03) with the prior written consent of the Credit Facility Issuer shall be authorized and


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


empowered and have the right, by an instrument or concurrent instruments in writing delivered to the Trustee to direct the time and method of conducting any proceeding for any remedy to be taken by the Trustee or available to the Trustee or available to the Holders of the Bonds, or exercising any trust or power conferred upon the Trustee hereunder provided: (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability, or be unduly prejudicial to Holders not joining therein, and
(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 13.08. Suits or Actions by Holders; Any Holder May Enforce Overdue Payment of His or Her Bond or Interest Thereon. No Holder of any of the Bonds shall have any right to institute any suit, action or proceeding in equity or at law for the execution of any trust hereunder or for any other remedy hereunder unless there shall have occurred an Event of Default of which the Trustee has been notified or is deemed to have notice as provided in Section 12.08, and such Holder previously shall have given to the Trustee written notice of the Event of Default on account of which such suit, action or proceeding is to be instituted, and, subject to Section 6.04 hereof, unless also the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds then Outstanding shall have made written request of the Trustee after the right to exercise such powers or right of action, as the case may be, shall have accrued, and shall have afforded the Trustee a period of sixty (60) days either to proceed to exercise the powers hereinabove granted or to institute such action, suit or proceeding in its or their name, the Trustee shall have been indemnified by Holders against the costs, expenses and liabilities to be incurred in compliance with such request, and shall not have received an inconsistent direction from the Holders of not less than twenty-five percent (25%) in principal amount of the Bonds and the Trustee shall have refused or neglected to comply with such request within a reasonable time. Subject to Section 6.04 hereof, it is understood and intended that no one or more Holders of the Bonds hereby secured shall have any right in any manner whatever by the action of such Holder or Holders to affect, disturb or prejudice the security of this Indenture, or to enforce any right hereunder except in the manner herein provided; that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the benefit of all Holders of such Outstanding Bonds; and that any individual rights of action or other right given to one or more of such Holders by law are restricted by this Indenture to the rights and remedies herein provided. Notwithstanding the foregoing and subject to Section 12.02, the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Bond to receive payment of the principal of, premium, if any, and interest on such Bond, on or after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder, except that no Holder of any such Bond shall have the right to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the lien of this Indenture.

     Section 13.09. Remedies Not Exclusive. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or the Holders of the Bonds is intended to be exclusive of any other remedy so conferred or reserved or to be exclusive of other remedies now or hereafter existing at law or in equity or by statute, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder to the Trustee or to the Holders of the Bonds or now or hereafter existing at law or in equity or by statute. Every such right, power and remedy given hereunder or by law or in equity or by statute may be exercised from time to time and as often as may be deemed expedient.

     Section 13.10. Effect of Abandonment of Proceedings on Default. In case any proceeding taken by the Trustee or the Holders of the Bonds on account of any Event of Default shall have been discontinued or abandoned for any reason, then and in every such case the Authority, the Trustee and the Holders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies, powers and duties of the Trustee shall continue as though no such proceeding had been taken.

Section 13.11. Interest on Overdue Amounts. To the extent permitted by law all amounts which are due and payable but which have not been so paid under this Indenture shall bear interest at the then current rate of interest on the Bonds until paid; provided, however, that during any Auction Rate Period all amounts which are due and owing but unpaid hereunder as a result of a Payment Default by the Bond Insurer shall bear interest at the Default Rate until paid pursuant to and to the extent provided in Appendix B.

                                  ARTICLE XIV

                   EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND
                     OWNERSHIP OF BONDS; EXCLUSION OF BONDS
                    OWNED BY THE AUTHORITY OR THE CORPORATION

     Section 14.01. Execution of Requests, Directions and Consents and Other Instruments and Proof of Same; Ownership of Bonds and Proof of Same. Any request, direction, consent or other instrument required by this Indenture to be signed or executed by Holders of Bonds may be signed or executed by such Holders in person or by agent or agents duly appointed in writing, and may be in any number of concurrent writings of substantially similar tenor. Proof of the execution of any such request, direction, consent or other instrument or of a writing appointing any such agent, and of the holding or ownership of Bonds, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee hereunder with regard to any action taken by it under such request, direction, consent or other instrument or of a writing appointing any such agent, if made in the following manner:

(a) the fact and date of the execution by any person of any such request, direction, consent or other instrument in writing may be proved in any reasonable manner which the Trustee deems sufficient;

(b) the ownership of Bonds shall be proved by the books of registry kept under the provisions of this Indenture.

     Any request, direction, consent or vote of the Holder of any Bond shall bind and be conclusive upon the Holder of such Bond giving such request, direction or consent or casting such vote and upon every future Holder of the same Bond in respect of anything done or suffered to be done by the Trustee or otherwise, or by the Holders of other Bonds, in pursuance of such request, direction, consent or vote, and whether or not such future Holder has knowledge of or information as to such request, direction, consent or vote; provided that any request, direction, consent or vote of the Holder of a Bond required by any of the provisions hereof may be revoked by the Holder giving such request, direction, consent or vote or by a subsequent Holder if such revocation in writing is filed with the Trustee, prior to the time when the request, direction, consent or vote of the percentage of the Holders of the Bonds required by such provision shall have been given and action taken by the Trustee or otherwise, or by the Holders of other Bonds, under authority of such request, direction, consent or vote.

     The payment of or on account of principal to or upon the order of the person in whose name the Bonds shall at the time be registered on said books of registry and the payment of interest to or upon the order of any person in whose name the Bonds shall at the time be registered on said books of registry, shall be valid and effectual fully to satisfy and discharge all liability hereunder or upon the Bonds to the extent of the sum or sums so paid.

     The Authority at the request of the Company may establish a record date for the taking of any action by the Holders.


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


     Section 14.02. Meetings of Holders. The Trustee or the Holders of not less than twenty percent (20%) in principal amount of the Bonds then Outstanding may at any time call a meeting of the Holders of the Bonds for the purpose of the consenting to, the approving, the requesting, or the directing by the Holders of the Bonds of any action required to be consented to or approved by them hereunder or which they may request or direct hereunder to be taken, or for the making by the Holders of any appointments they may make hereunder, or for the purpose of taking any other action which the Holders may take hereunder, or for any other purpose concerning the payment and security of the Bonds hereunder. Every such meeting shall be held at such place in The City of New York, State of New York, as may be specified in the notice calling such meeting. Written notice of such meeting, stating the place and time of the meeting and in general terms the business to be submitted, shall be mailed to the Holders whose names and addresses then appear upon the books of registry by the Registrar and Paying Agent or the Holders calling such meeting, not less than twenty (20) days nor more than sixty (60) days before such meeting. Any meeting of Holders shall, however, be valid without notice if the Holders of all Bonds then Outstanding are present in person or by proxy or if notice is waived before or within thirty
(30) days after the meeting by those not so present.

     Attendance and voting by Holders at meetings thereof may be in person or by proxy. Holders of Bonds may, by an instrument in writing under their hands, appoint any person or persons, with full power of substitution, as their proxy to attend and vote at any meeting for them.

     Persons named by the Trustee, or elected by the Holders of a majority in principal amount of the Bonds represented at the meeting in person or by proxy in the event the Trustee is not represented at such meeting, shall act as temporary chairman and temporary secretary of any meeting of Holders. A permanent chairman and a permanent secretary of such meeting shall be elected by the Holders of a majority in principal amount of the Bonds represented at such meeting in person or by proxy. The permanent chairman of the meeting shall appoint two (2) inspectors of votes who shall count all votes cast at such meeting, except votes on the election of chairman and secretary as aforesaid, and who shall make and file with the secretary of the meeting and the Trustee their verified report of all such votes cast at the meeting.

     The Holders of not less than the principal amount of the Bonds required by the provisions hereof to consent to, approve, request or direct any action to be taken at a meeting of Holders, or required by the provisions hereof to make any appointments to be made at such meeting, or required by the provisions hereof to take any other action to be taken at such meeting, must be present at such meeting in person or by proxy in order to constitute a quorum for the transaction of such business. Less than a quorum, however, shall have power to adjourn the meeting from time to time without notice of such adjournment other than the announcement thereof at the meeting; provided, however, that if such meeting is adjourned by less than a quorum for more than ten (10) days, notice of such adjournment shall be given by the Trustee at least five (5) days prior to the adjourned date of the meeting.

     Any Holder of a Bond shall be entitled in person or by proxy to attend and vote at such meeting as Holder of the Bond or Bonds registered in his or her name without producing such Bond or Bonds. Such persons and their proxies shall, if required, produce such proof of personal identity as shall be satisfactory to the Secretary of the meeting.


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     All proxies  presented at such meeting  shall be delivered to the Inspector of Votes and filed with the Secretary of the meeting. The right of a proxy for a Holder to attend the meeting and act and vote thereat may be proved (subject to the Trustee's right to require additional proof) by a written proxy executed by such Holder as aforesaid.

     The officers or nominees of the Trustee may be present or represented at such meeting and take part therein, but shall not be entitled to vote thereat, except for such officers or nominees who are Holders or proxies for Holders (including the Trustee).

     The vote at any such meeting of the Holder of any Bond, or his or her proxy, entitled to vote thereat shall be binding upon such Holder and upon every subsequent Holder of such Bond (whether or not such subsequent Holder has notice thereof).

     Section 14.03. Exclusion of Bonds Held by or for the Authority, the Company and of Bonds No Longer Deemed Outstanding Hereunder. In determining whether the Holders of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent, vote or waiver under this Indenture, any Bonds which are owned by or on behalf of or for the account of the Authority, the Company and, except for the purposes of Section 16.01, any Bonds which are deemed no longer Outstanding hereunder shall be disregarded and not included for the purpose of any such determination, and the Holders of such Bonds shall not be entitled to vote upon, consent to or concur in any action provided in this Indenture, except that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, request, direction, consent, vote or waiver only Bonds which the Trustee knows are owned as aforesaid shall be disregarded. The Trustee may require each Holder of a Bond or Bonds, before such Holder's demand, request, direction, consent, vote or waiver shall be deemed effective, to reveal if the Bonds as to which such demand, request, direction, consent, vote or waiver is made, granted, cast or given are disqualified as provided in this Section.

                                   ARTICLE XV

                    AMENDING AND SUPPLEMENTING THE INDENTURE,
             THE PARTICIPATION AGREEMENT, THE REMARKETING AGREEMENT,
                  AUCTION AGREEMENT, BROKER-DEALER AGREEMENTS,
                          BOND PURCHASE TRUST AGREEMENT

     Section 15.01. Amending and Supplementing Indenture Without Consent of Holders. The Authority and the Trustee, from time to time and at any time and without the consent or concurrence of any Holder, may enter into a Supplemental Indenture, (i) to make any changes, modifications, amendments or deletions to this Indenture that may be required to permit the Indenture to be qualified under the Trust Indenture Act of 1939 of the United States of America or (ii) for any one or more of the following purposes:

          (a) (x) to make any changes or corrections in this Indenture or any Supplemental Indenture as to which the Authority shall have been advised by counsel that the same are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provision or omission or mistake or manifest error contained in this Indenture or Supplemental Indenture, or
     (y) to insert in this Indenture such provisions clarifying matters or questions arising under this Indenture as are necessary or desirable if such provisions shall not materially and adversely affect the rights of the Holders;

          (b) to add additional covenants and agreements of the Authority for the purpose of further securing the payment of the Bonds;

          (c) to surrender any right, power or privilege reserved to or conferred upon the Authority by the terms of this Indenture;

          (d) to confirm as further assurance any lien, pledge or charge, or the subjection to any lien, pledge or charge, created or to be created by the provisions of this Indenture or any Supplemental Indenture;

          (e) to grant to or confer upon the Holders any additional rights, remedies, powers, authority or security that lawfully may be granted to or conferred upon them, or to grant to or to confer upon the Trustee for the benefit of the Holders any additional rights, duties, remedies, power or authority;

          (f) to provide for the issuance of Bonds in book entry or coupon form, if at the time permitted by applicable law;

          (g) to provide for the substitution of rating agencies;

          (h) to provide for any new administrative or procedural provisions made necessary or desirable by the issuance of a Support Facility or an Alternate Support Facility, other credit, liquidity or support facility,


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


     including, but not limited to, any amendment necessary to obtain a rating on the Bonds based upon such facility; and

          (i) to modify, amend or supplement the Indenture in such manner as to permit the qualification of the Bonds for deposit with a Securities Depository, and, in connection therewith, if they so determine, to add to the Indenture, such other terms, conditions and provisions as may be required to permit such qualification.

     No Supplemental Indenture shall be entered into without the consent of the Bond Insurer (which consent shall not be unreasonably withheld), and unless in the opinion of Bond Counsel which shall be delivered and addressed to the Trustee (which opinion may be combined with the opinion required by Section 15.04) the execution of such Supplemental Indenture is permitted by the foregoing provisions of this Section and the provisions of such Supplemental Indenture do not materially and adversely affect the rights of the Holders of the Bonds and the Trustee may rely on any such opinion.

     Section 15.02. Amending and Supplementing Indenture with Consent of Holders. With the consent of the Holders of a majority in principal amount of the Bonds then Outstanding and the Bond Insurer, the Authority and the Trustee from time to time and at any time may enter into a Supplemental Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or modifying or amending the rights and obligations of the Authority hereunder, or modifying or amending in any manner the rights of the Holders; provided that, without the consent of the Bond Insurer (which consent shall not be unreasonably withheld) and the specific consent of the Holders of all Bonds Outstanding which would be affected thereby no Supplemental Indenture amending or supplementing the provisions hereof shall: (a) change the fixed maturity date for the payment of the principal of any Bond, or the dates for the payment of interest thereon or the terms of the purchase or redemption thereof, or reduce the principal amount of any Bond or the rate of interest thereon or the method of calculating the same except as otherwise provided in this Indenture; or (b) reduce the aforesaid percentage of Bonds, the Holders of which are required to consent to any Supplemental Indenture amending or supplementing the provisions of this Indenture; or (c) give to any Bond any preference over any other Bond secured hereby; or (d) authorize the creation of any pledge of payments under the Participation Agreement or Company Obligation Payments prior or superior to the pledge of a lien and charge thereon assigned herein for the payment of the Bonds; or (e) effect any change in the purchase or redemption provisions relating to the Bonds; or (f) deprive any Holders in any material respect of the security afforded by this Indenture. A modification or amendment of the provisions of Article X hereof with respect to the Bond Fund or any other Funds or Accounts established thereby shall not be deemed a change in the terms of payment; provided that no such modification or amendment shall, except upon the consent of the Holders of all Bonds Outstanding affected thereby, reduce the amount or amounts required to be deposited in the Bond Fund. Nothing in this paragraph contained, however, shall be construed as making necessary the approval of the Holders of the execution of any Supplemental Indenture authorized by the provisions of Section 15.01.

     The proof of the giving of any consent by any Holder required by this Section and of the holding of the Bonds for the purpose of giving consents shall be made in accordance with the provisions of Article XIV. It shall not be necessary that the consent of the Holders approve the particular form of wording


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


of the proposed supplemental amendment or supplement, but it shall be sufficient if such consent approves the substance of the proposed amendment or supplement. After the Holders of the required percentage of Bonds shall have filed their consents to the amending or supplementing hereof pursuant to this Section, the Authority shall mail a copy of notice of such consent, postage prepaid, to each Holder at his or her address as it appears upon the books of registry and to the Trustee. Nothing in this paragraph contained, however, shall be construed as requiring the giving of notice of any amending or supplementing of this Indenture authorized by this Section. A record of the consents shall be filed with the Trustee, and shall be proof of the matters therein stated until the contrary is proved. No action or proceeding to set aside or invalidate such Supplemental Indenture or any of the proceedings for its adoption shall be instituted or maintained unless such action or proceeding is commenced within sixty (60) days after the mailing of the notice required by this paragraph.

     Notwithstanding anything in this Indenture to the contrary, the consent of the Holders of the required amount of Bonds, but not the consent of the Bond Insurer, shall be deemed given with respect to a Supplemental Indenture as follows:

          (a) while the Bonds are in a Commercial Paper Rate Period, an Auction Rate Period, a Daily Rate Period, a Weekly Rate Period, a Monthly Rate Period, a Term Rate Period or a Fixed Rate Period, if (i) the Supplemental Indenture takes effect on a date on which all of the Bonds that are affected by such Supplemental Indenture are subject to mandatory tender for purchase in accordance with this Indenture, (ii) any modification or amendment effected thereby is consented to in writing by the Remarketing Agent for such Bonds on or prior to such effective date and (iii) the Bonds so tendered are purchased;

          (b) while the Bonds are in a Daily Rate Period or Weekly Rate Period, if (i) not less than 30 days before the effective date of the Supplemental Indenture, the Trustee sends a notice of the proposed modification or amendment to the Holders of the Bonds that are affected by such
     Supplemental Indenture and the Holders of such Bonds have the right to tender their Bonds for purchase pursuant to Section 5.03 hereof before such effective date, (ii) any modification or amendment effected thereby is consented to in writing by the Remarketing Agent for Bonds tendered pursuant to Section 5.03 herein on or prior to such effective date and
     (iii) the Bonds so tendered are purchased; or

          (c) while the Bonds are in an Auction Rate Period,  in accordance with
     Section  2.07(b) of  Appendix B hereto,  to the  extent  described  in such
     Section 2.07(b).

          Section 15.03. Notation upon Bonds; New Bonds Issued upon Amendments. The Bonds delivered after the effective date of any action taken as provided in this Article, if any, may and shall if required by the Trustee bear a notation as to such action, by endorsement or otherwise and in form approved by the Authority. In that case, upon demand of any Holder at such effective date and upon presentation of Bonds at the applicable Principal Corporate Trust Office of the Trustee or other transfer agent or registrar hereunder for such Bonds, and at such additional offices, if any, as the Authority may select and designate for that purpose, a suitable notation shall be made on the Bonds.


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


     Section 15.04. Effectiveness of Supplemental Indentures. Upon the execution pursuant to this Article by the Authority and the Trustee of any Supplemental Indenture amending or supplementing the provisions of this Indenture and the delivery to the Trustee of an opinion of Bond Counsel addressed to the Trustee (upon which opinion the Trustee, subject to the provisions of Section 12.04, shall be fully protected in relying) to the effect that such Supplemental Indenture (a) is permitted by the provisions of this Article XV and has been duly executed in accordance with the provisions hereof and applicable law and that the provisions thereof are valid, and (b) does not have an adverse effect on the exclusion of interest on the Bonds from gross income for federal income tax purposes, or upon such later date as may be specified in such Supplemental Indenture, (i) this Indenture and the Bonds shall be modified and amended in accordance with such Supplemental Indenture; (ii) the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Authority, the Trustee, and the Holders shall thereafter be determined, exercised and enforced under this Indenture subject in all respects to such modifications and amendments; and (iii) all of the terms and conditions of any such Supplemental Indenture shall be a part of the terms and conditions of the Bonds and of this Indenture for any and all purposes.

     Section 15.05. Supplemental Indenture Affecting Support Facility Provider. No Supplemental Indenture affecting the rights or obligations of the Support Facility Issuer which takes effect while any Support Facility is in effect may be entered into by the Authority and the Trustee or be consented to by the Holders without written consent of each Support Facility Issuer. So long as the conditions set forth in Section 6.04 are met by the Bond Insurer and with respect to the Policy, no Supplemental Indenture may be entered into by the Authority and the Trustee without written consent of the Bond Insurer.

     Section 15.06. Supplemental Agreements Not Requiring the Consent of the Holders. The Authority and the Company may, with the written consent of the Trustee but without notice to or consent of any Holder, from time to time and at any time, agree to such supplemental agreements supplementing the Participation Agreement or amendments to the Participation Agreement as shall not be inconsistent with the terms and provisions of the Participation Agreement or this Indenture and, in the opinion of the Authority, shall not be detrimental to the interests of the Holders (which Supplemental Agreements shall thereafter form a part of the Participation Agreement):

          (a) to cure any ambiguity or formal defect or omission in the Participation Agreement or in any Supplemental Agreement;

          (b) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Holders or the Trustee;

          (c) to provide for any new administrative, security or procedural provisions necessitated by the issuance of an Alternate Support Facility; or

          (d) to provide for or add any further changes or corrections that are necessary or desirable to comply with any Supplemental Indenture entered into pursuant to Section 15.01;

provided that no such Supplemental Agreement shall be effective without the consent of the Bond Insurer (which consent shall not be unreasonably withheld), and provided further that no such Supplemental Agreement which takes effect while a Support Facility is in effect shall be effective prior to the receipt by such parties of the written consent of each Support Facility Issuer.

     Section 15.07. Notice and Consent for Supplemental Agreements Requiring the Consent of the Holders. Except for Supplemental Agreements or amendments provided for in Section 15.06, neither the Authority nor the Trustee shall agree or consent, as the case may be, to any Supplemental Agreement or amendment to the Participation Agreement unless notice of the proposed execution of such Supplemental Agreement or amendment shall have been given and the Holders shall have consented to and approved the execution thereof in the same manner and form as provided for in Section 15.02 in the case of Supplemental Indentures; provided that no such Supplemental Agreement which materially and adversely affects any issuer of a Support Facility (so long as such Support Facility is in effect) shall be effective prior to the receipt by such parties of the written consent of the issuer of such Support Facility.

     Notwithstanding anything in this Indenture to the contrary, the consent of the Holders of the required amount of Bonds, but not the consent of the Bond Insurer, shall be deemed given with respect to any Supplemental Agreement or amendment to the Participation Agreement as follows:

          (a) while the Bonds are in a Commercial Paper Rate Period, an Auction Rate Period, a Daily Rate Period, a Weekly Rate Period, a Monthly Rate Period, a Term Rate Period or a Fixed Rate Period, if (i) the Supplemental Agreement or amendment to the Participation Agreement takes effect on a date on which all of the Bonds that are affected by such Supplemental
     Agreement or amendment to the Participation Agreement are subject to mandatory tender for purchase in accordance with this Indenture, (ii) any modification or amendment effected thereby is consented to in writing by the Remarketing Agent for Bonds tendered pursuant to Section 5.03 herein on or prior to such effective date and (iii) the Bonds so tendered are purchased;

          (b) while the Bonds are in a Daily Rate Period or Weekly Rate Period, if (i) not less than 30 days before the effective date of the Supplemental Agreement or amendment to the Participation Agreement, the Trustee sends a notice of the proposed modification or amendment to the Holders of the Bonds that are affected by such modification or amendment and the Holders of such Bonds have the right to tender their Bonds for purchase pursuant to
     Section 5.03 hereof before such effective date, (ii) any modification or amendment effected thereby is consented to in writing by the Remarketing Agent for such Bonds on or prior to such effective date and (iii) the Bonds so tendered are purchased; or

          (c) while the Bonds are in an Auction Rate Period,  in accordance with
     Section  2.07(b) of  Appendix B hereto,  to the  extent  described  in such
     Section 2.07(b).

     Section 15.08. Effectiveness of Supplemental Agreement. Upon the execution pursuant to this Article and of applicable law by the Authority and the Company of any Supplemental Agreement amending or supplementing the provisions of the Participation Agreement and the delivery to the Trustee of an Opinion of Bond

Counsel that such Supplemental Agreement is in due form, has been duly executed in accordance with the provisions hereof and applicable law and that the provisions thereof are valid (upon which opinion the Trustee, subject to the provisions of Section 12.04, shall be fully protected in relying), or upon such later date as may be specified in such Supplemental Agreement, (i) the Participation Agreement shall be modified and amended in accordance with such Supplemental Agreement; (ii) the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Authority and the Company shall thereafter be determined, exercised and enforced thereunder subject in all respects to such modifications and amendments; and (iii) all of the terms and conditions of any such Supplemental Agreement shall be a part of the terms and conditions thereof for any and all purposes.

     Section 15.09. Supplemental Agreement Affecting Support Facility Provider. No Supplemental Agreement or amendments to the Participation Agreement affecting the rights or obligations of the Support Facility Issuer which take effect while any Support Facility is in effect may be entered into by the Authority or be consented to by the Holders without written consent of each Support Facility Issuer. So long as the conditions set forth in Section 6.04 are met by the Bond Insurer and with respect to the Policy, no Supplemental Agreement may be entered into by the Authority or be consented to by the Trustee without written consent of the Bond Insurer.

                                  ARTICLE XVI

                     DEFEASANCE; MONEYS HELD FOR PAYMENT OF
                                 DEFEASED BONDS

     Section 16.01. Discharge of Liens and Pledges; Bonds No Longer Deemed to be Outstanding Hereunder. Bonds purchased pursuant to Section 5.03, 5.04, 5.07 or
5.08 shall continue to be Outstanding hereunder until such Bonds shall be cancelled in accordance with Section 5.14 or paid at maturity or redeemed pursuant to Article V or otherwise defeased. The obligations of the Authority under this Indenture and the liens, pledges, charges, trusts, covenants and agreements of the Authority, herein made or provided for, shall be, subject to the terms of Section 16.02, fully discharged and satisfied as to the Bonds or portion thereof and the Bonds shall no longer be deemed to be Outstanding hereunder:

          (a) when the Bonds shall have been cancelled, or shall have been surrendered for cancellation and are subject to cancellation, or shall have been redeemed by the Trustee from monies held by it under this Indenture; or

          (b) if the Bonds have not been cancelled or so surrendered for cancellation or subject to cancellation, or so redeemed, when (1) payment of the principal of and premium, if any, on the Bonds, plus interest on such principal to the due date thereof (whether such due date be by reason of maturity or upon redemption or prepayment, or otherwise) and of any Purchase Price which is or may become due on such Bonds either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee in trust, and irrevocably appropriating and setting aside exclusively for such payments (A) monies sufficient to make such payment, or (B) Governmental Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of sufficient and timely monies to make such payments when due, or (C) a combination of both such monies and Governmental Obligations, whichever the Authority deems to be in its best interest, (2) there shall have been delivered to the Trustee and the Bond Insurer (x) a letter addressed to the Trustee from a firm of independent public accountants verifying the mathematical accuracy of the sufficiency of the deposit made pursuant to
     (1)(ii) above, (y) an opinion of Bond Counsel to the effect that upon the provision of payment on the Bonds as described in (1)(ii) above, the Bonds are no longer deemed to be Outstanding under the Indenture and (z) in the case of Bonds bearing interest at a Daily Rate, a Weekly Rate, an Auction Period Rate, a Monthly Rate and a Semi-annual Rate, written confirmation from S&P and Moody's, if the Bonds are then rated by S&P and Moody's, to the effect that the deposit made pursuant to (1)(ii) above will not, by itself, result in a reduction or withdrawal of its short-term or long-term rating of the Bonds below the rating category of S&P and Moody's, respectively, then in effect with respect to the Bonds, and (3) all necessary and proper fees, compensation and expenses of the Trustee, the Registrar and Paying Agent and the Authority pertaining to the Bonds or portion thereof with respect to which such deposit is made, shall have been paid or the payment thereof provided to the satisfaction of the Trustee.

     At such time as the Bonds shall be deemed to be no longer Outstanding hereunder, as aforesaid, such Bonds shall cease to accrue interest from the due date thereof (whether such due date occurs by reason of maturity, or upon redemption or prepayment or otherwise) and, except for the purposes of any such payment from such monies or Governmental Obligations and except, in the case of Auction Rate Bonds, to the extent provided in the definition of Outstanding in
Article I shall no longer be secured by or entitled to the benefits of this Indenture.

     Any such monies so deposited with the Trustee as provided in this Section may at the written direction of the Company also be invested and reinvested in Governmental Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Governmental Obligations in the hands of the Trustee pursuant to this Section which is not required for the payment of the Bonds and interest thereon with respect to which such monies shall have been so deposited shall be paid to the Company or if any Bonds are then Outstanding, be deposited in the Bond Fund and credited to the Principal Account as and when realized and collected, for use and application as are other monies credited to such Account.

     Anything in this Article XVI to the contrary notwithstanding, if monies or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Section for the payment of the Bonds, the Bonds shall be deemed to have been paid in full. No amendment to the provisions of this Article shall be made without the consent of the Holders of the Bonds affected thereby.

     The Trustee shall promptly surrender any Support Facility (if appropriate for the type of instrument or instruments then serving as Support Facility) to the issuer of such Support Facility for cancellation or shall otherwise take appropriate action to terminate the Support Facility following any such defeasance.

     Section 16.02. Release of Indenture, Termination of Right, Title and Interest of Trustee. When the Bonds shall be deemed to be paid in accordance with the provisions of Section 16.01, then and in the case all right, title and interest of the Trustee under this Indenture shall thereupon cease, determine and become void, and the Trustee in such case shall release this Indenture, shall execute such documents to evidence such release as may be reasonably required by the Authority and furnish the Authority with the same, and shall turn over to the Company any surplus monies and balances remaining in any of the Funds and Accounts created in or held under this Indenture, other than monies and Governmental Obligations held by it pursuant to Section 16.01 or the provisions of Section 16.03 for the redemption, payment or prepayment of the Bonds; otherwise, this Indenture shall be, continue and remain in full force and effect.

     Notwithstanding the satisfaction and discharge of this Indenture, the rights of the Trustee and the Registrar and Paying Agent under Sections 12.02,
12.06 and 12.17 shall survive defeasance of the Bonds hereunder.

     Section 16.03. Bonds Not Presented for Payment When Due; Monies Held for the Bonds after Due Date of Bonds. Subject to the provisions of the next sentence of this paragraph, if the Bonds shall not be presented for payment when the principal thereof shall become due, whether at maturity or at the date fixed for the redemption thereof, or otherwise, and if monies or Governmental

Obligations shall at such due date be held by the Trustee in trust for that purpose sufficient and available to pay the principal of and premium, if any, on the Bonds, together with all interest due on such principal to the due date thereof or to the date fixed for redemption thereof, all liability of the Authority and the Company for such payment shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold said monies or Governmental Obligations without liability to the Holders for interest thereon, in trust for the benefit of the Holders, which thereafter shall be restricted exclusively to said monies or Governmental Obligations for any claim of whatever nature on its part on or with respect to the Bonds, including for any claim for the payment thereof. Notwithstanding anything to the contrary in Section 10.04, any monies or Governmental Obligations held by the Trustee for the Holders after the principal of and premium, if any, and interest on the Bonds or any portion thereof with respect to which such monies or Governmental Obligations have been so set aside has become due and payable (whether at maturity or upon redemption or prepayment or otherwise) shall be either held uninvested as cash or at the written direction of the Company invested and reinvested in Governmental Obligations which mature on the next Business Day. Any such monies or Governmental Obligations held by the Trustee for the Holders after the principal of and premium, if any, and interest on the Bonds or any portion thereof with respect to which such monies or Governmental Obligations have been so set aside has become due and payable (whether at maturity or upon redemption or prepayment or otherwise) shall be deemed abandoned property when such monies or Governmental Obligations shall have remained unpaid or undelivered to the Holder or Holders entitled thereto for three years from the date the principal of and premium, if any, and interest on the Bonds or any portion thereof has become due and payable and shall be subject to the laws of the State of New York relating to disposition of unclaimed property.

                                  ARTICLE XVII

                                  FORM OF BONDS
                    AND ENDORSEMENT AND ASSIGNMENT PROVISIONS

     Section 17.01. Form of Bonds and Endorsement and Assignment Provisions. The form of Bond, the form of the certificate of authentication thereof, the form of endorsement to appear thereon and the form of assignment thereof shall be substantially in the form set forth in Appendix A hereto.

                                 ARTICLE XVIII

                                  MISCELLANEOUS

     Section 18.01. Benefits of Indenture Limited to Authority, Company, Trustee, Registrar and Paying Agent, Support Facility Issuer, Remarketing Agent, Auction Agent and Holders of the Bonds. With the exception of rights or benefits herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or should be construed to confer upon or give to any person other than the Authority, the Company, the Trustee, the Registrar and Paying Agent, the Support Facility Issuer, the Remarketing Agent, the Auction Agent and the Holders of the Bonds any legal or equitable right, remedy or claim under or by reason of or in respect to this Indenture or any covenant, condition, stipulation, promise, agreement or provision herein contained. Unless otherwise expressly set forth herein, this Indenture and all of the covenants, conditions, stipulations, promises, agreements and provisions hereof are intended to be and shall be for and inure to the sole and exclusive benefit of the Authority, the Company, the Trustee, the Registrar and Paying Agent, the Support Facility Issuer, the Remarketing Agent, the Auction Agent, the Bond Insurer and the Holders of the Bonds as herein and therein provided.

     Section 18.02. Indenture a Contract; Indenture Binding Upon Successors or Assigns of the Authority. In consideration of the acceptance of the Bonds by any person who shall hold the same from time to time, each of the obligations, duties, limitations and restraints imposed by this Indenture upon the Authority or any employee thereof shall be deemed to be a covenant between the Authority and every Holder and this Indenture and every provision and covenant hereof shall be a contract by the Authority with the Holders of the Bonds issued hereunder to secure the full and final payment of the principal of, premium, if any, of and the interest on the Bonds executed and delivered hereunder. The provisions of the Act shall be a contract by the Authority with the Holders and the duties of the Authority and any employee thereof under the Act shall be enforceable by the Holders. This Indenture shall be enforceable by the Holders, by mandamus or other appropriate suit, action or proceeding in any court of competent jurisdiction. The covenants and agreements herein set forth to be performed by the Authority and any employee thereof, shall be for the benefit, security and protection of the Holders. All the terms, provisions, conditions, covenants, warranties and agreements contained in this Indenture shall be binding upon the assigns of the Authority, and shall inure to the benefit of the Trustee, its successors or substitutes in trust and assigns, and the Holders.

     Section 18.03. Notice to Holders of Bonds. Except as is otherwise provided in this Indenture, any provision for the mailing of a notice or other paper to the Holders shall be fully complied with if it is mailed postage prepaid, to the Holder of the Bonds at such Holder's address appearing upon the books of registry kept pursuant to Article VII. The Trustee shall furnish a copy of any notice to a Holder upon a request by the Holder that a copy of such notice be provided directly to the Holder; provided, however, that any failure to provide such a copy of a notice to a Holder shall not affect the validity of the provision of the notice in the preceding sentence.

     Section 18.04. Waiver of Notice. Whenever in this Indenture the giving of notice by mail, publication, or otherwise is required, the giving of such notice may be waived by the person entitled to receive such notice, and in any case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 18.05. Effect of Saturdays, Sundays and Non-Business Days. Except as otherwise specifically provided herein, whenever this Indenture requires any action to be taken on a Saturday, Sunday or other day which is not a Business Day, such action shall be taken on the first Business Day occurring thereafter. Except as otherwise specifically provided herein, whenever in this Indenture the time within which any action is required to be taken or within which any right will lapse or expire shall terminate on a Saturday, Sunday or other day which is not a Business Day, such time shall continue to run until midnight on the next succeeding Business Day.

     Section 18.06. Partial Invalidity. If any one or more of the covenants or agreements or portions thereof provided in this Indenture on the part of the Authority or the Trustee to be performed should be determined by a court of competent jurisdiction to be contrary to law, then such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining covenants and agreements or portions thereof provided in this Indenture and the invalidity thereof shall in no way affect the validity of the other provisions of this Indenture or of the Bonds, but the Holders shall retain all the rights and benefits accorded to them hereunder and under any applicable provisions of law.

     If any provisions of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable or invalid in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable or invalid in any other case or circumstance, or of rendering any other provision or provisions herein contained inoperative or unenforceable or invalid to any extent whatsoever.

     Section 18.07. Law and Place of Enforcement of Indenture. This Indenture shall be construed and interpreted in accordance with the laws of the State of New York and all suits and actions arising out of this Indenture shall be instituted in a court of competent jurisdiction in the State of New York.

     Section 18.08. Requests, Approvals and Directions of Authority. Whenever in this Indenture a request, approval, direction or other action is required of the Authority, such request, approval, direction or other action shall be in the form of and evidenced by a certificate of an Authorized Officer of the Authority unless otherwise provided herein.

     Section 18.09. Notices, Demands; Requests. Except as otherwise set forth herein, all notices, demands, directions and requests to be given to or made hereunder by the Company, the Authority, the Trustee, the Remarketing Agent, the Auction Agent and the Registrar and Paying Agent shall be given or made in writing and shall be deemed to be properly given or made if sent by first class United States mail, postage prepaid, addressed as follows:

(a)        As to the Company                   Michael Taunton
                                               Senior Vice President, Treasurer
                                                 & Chief Risk Officer
                                               One MetroTech Center
                                               Brooklyn, NY 11201-3851

(b)        As to the Authority                 17 Columbia Circle
                                               Albany, New York 12203
                                               Attention: President

(c)        As to the Trustee                   Citibank, N.A.
                                               388 Greenwich Street,
                                               14th Floor New York, NY
                                               10013 Attn: Agency & Trust,
                                               KeySpan

(d)        As to the Auction Agent             at the address specified in
                                               the Auction Agreement

(e)        As to the Broker-Dealers            at the address specified in the
                                               Broker-Dealer Agreement

(f)        As to the Remarketing Agent         at the address specified in the
                                               Remarketing Agreement

(g)        As to the Registrar                 Citibank, N.A.
           and Paying Agent                    388 Greenwich
                                               Street, 14th Floor
                                               New York, NY 10013
                                               Attn:  Agency & Trust, KeySpan

(h)        As to the Bond Insurer              125 Park Avenue, 5th Floor
                                               New York, NY 10017

     Any such notice, demand, direction or request may also be transmitted to the appropriate above-mentioned party by telegram, telecopy, telex or similar means and shall be deemed to be properly given or made at the time of such transmission if, and only if, such transmission of notice shall be in writing and sent as specified above.

     Any notice, demand, direction or request given or transmitted to the Trustee or the Authority shall be effective only upon receipt. Any notice received by the Trustee as provided in this Section 18.09 shall constitute actual knowledge of a Responsible Officer of the Trustee.

     Any notice that is required to be given to a holder of the Bond or to the Trustee pursuant to the Indenture shall also be provided to the Bond Insurer, and all notices required to be given to the Bond Insurer under the Indenture shall be in writing.

     Any of such addresses may be changed at any time upon written notice of such change sent by first-class United States mail, postage prepaid, to the other parties by the party affecting the change.

     If the Bonds shall be rated by Moody's, the Trustee shall furnish to Moody's at 99 Church Street, New York, New York, Attention: Corporate Department Structured Finance Group or such other office as Moody's may designate to the Trustee, if the Bonds shall be rated by S&P, the Trustee shall furnish to S&P at 55 Water Street, New York, New York 10041, Attention: Letter of Credit Surveillance Group, and if the Bonds shall be rated by Fitch, the Trustee shall furnish to Fitch Ratings at One State Street Plaza, New York, New York 10004,
Attention: Municipal Structured Finance Group (i) a copy of each amendment to the Indenture, Participation Agreement, Bond Purchase Trust Agreement, and each Support Facility of which it has knowledge, (ii) notice of the termination, extension or expiration of any Support Facility, (iii) notice of the payment of all the Bonds (iv) notice of a Change in the Interest Rate Mode, and (v) notice of any successor Trustee, Registrar and Paying Agent or Remarketing Agent; provided, however, that failure by the Trustee to so notify Moody's, S&P or Fitch shall not result in any liability on the part of the Trustee or affect the validity of such documents or actions.

     Section 18.10. Effect of Article and Section Headings and Table of Contents. The heading or titles of the several Articles and Sections hereof, and any table of contents appended hereto or to copies hereof, shall be solely for convenience of reference and shall not affect the meaning, construction, interpretation or effect of this Indenture.

     Section 18.11. Liability of Authority Limited to Revenues. Notwithstanding anything in this Indenture or in the Bonds contained, the Authority shall not be required to advance any monies derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal or redemption price of or interest on the Bonds or for any other purpose of this Indenture. Pursuant to Section 4.08 of the Participation Agreement, the Company has agreed to indemnify and hold harmless the Authority and the Trustee from all liability arising hereunder and for any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever arising out of the operation or any Project or the financing thereof.

     Section 18.12. Waiver of Personal Liability. No member, officer, agent or employee of the Authority shall be individually or personally liable for the payment of the principal of or premium, if any, or interest on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof; but nothing herein contained shall relieve any such member, officer, agent or employee from the performance of any official duty provided by law or by this Indenture.

     Section 18.13. Indenture May be Executed in Counterparts; Effectiveness of Indenture. This Indenture may be simultaneously executed in counterparts. Each such counterpart so executed shall be deemed to be an original, and all together shall constitute but one and the same instrument. This Indenture shall take effect on the Effective Date. Notwithstanding the Effective Date, for convenience and purposes of reference this Indenture shall be dated as of November 1, 2005 and may be cited and referred to as the "Indenture of Trust dated as of November 1, 2005".



                 [Signature Page S-1 of this Indenture Follows]

                  IN WITNESS WHEREOF, the Authority has caused this Indenture to be executed by its President, Vice President or Treasurer and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and the Trustee has caused this Indenture to be executed by its authorized officer, all as of the date first above written.

                                              NEW YORK STATE ENERGY RESEARCH
                                                 AND DEVELOPMENT AUTHORITY


                                              By_____________________________
                                                                President
(SEAL)

Attest:



-------------------------------------

       Assistant Secretary


                                              CITIBANK, N.A., as Trustee,


                                              By_____________________________












      [Signature Page of Indenture relating to Gas Facilities Revenue Bonds
(The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project),
                                 2005 Series B]

                                    EXHIBIT A

                  (For use in change in the Interest Rate Mode)

            NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY
                          GAS FACILITIES REVENUE BONDS
                         (THE BROOKLYN UNION GAS COMPANY
                d/b/a KEYSPAN ENERGY DELIVERY NEW YORK PROJECT),
                                  2005 SERIES B

                              CUSIP NO. ___________

                   NOTICE OF CHANGE IN THE INTEREST RATE MODE


     Notice is hereby given to the Trustee, Remarketing Agent, Registrar and Paying Agent, the Company, [the Broker-Dealer and the Auction Agent] and the registered owners of $[__________] of the above-captioned issue (the "Bonds") of New York State Energy Research and Development Authority (the "Authority") that:

     1. In accordance with the Indenture of Trust relating to the Bonds (the "Indenture"), dated as of November 1, 2005 between the Authority and Citibank, N.A., as trustee (the "Trustee"), subject to the conditions hereinafter set forth, if any, the interest rate on the Bonds (or such lesser principal amount thereof as may be specified in an attachment hereto) will be changed to a _________Rate. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture. The following statements are summaries of certain provisions of the Indenture which do not purport to be complete and are qualified in their entirety by reference to the Indenture.

     2. The _________ Rate will be effective from and after ______________ (the "Effective Date").

     3. The Bonds are subject to mandatory tender on the Effective Date at a purchase price equal to the principal amount thereof [plus premium in the amount of _____] (the "Purchase Price"). Accrued interest on the Bonds is anticipated to be paid separately in accordance with Section 10.03(a) of the Indenture. In the event the interest is not so paid, the Purchase Price shall include an amount equal to the accrued and unpaid interest.

     4. The proposed Change in the Interest Rate Mode shall take effect only if the applicable conditions set forth in Article IV of the Indenture have been satisfied.

     5. Registered owners of Bonds are required to deliver their Bonds to the Registrar and Paying Agent at Citibank, N.A., 111 Wall Street, 15th Floor, New
York, NY 10005, Attention: 15th Floor Window, no later than [Registrar and Paying Agent to insert proper time], New York City time, on the Effective Date at the office of the Registrar and Paying Agent referred to above, endorsed in blank by the registered owner thereof or accompanied by an instrument of transfer thereof in form satisfactory to the Registrar and Paying Agent executed for transfer in blank by the registered owner thereof (the Registrar and Paying Agent being able to refuse to make payment with respect to any such Bond not endorsed in blank or for which an instrument of transfer satisfactory to it has not been provided).

     6. Each registered owner of Bonds who has properly tendered such Bonds in accordance with the above provisions will be paid the Purchase Price therefor on the Effective Date, and if such Purchase Price is paid, such registered owner shall have no further rights with respect to said Bonds.

     7. Holders of Bonds subject to mandatory tender shall have no right to retain such Bonds and shall be required to tender such Bonds on the date established for the mandatory tender for purchase thereof.

     8. With respect to any registered owner of Bonds who has not properly tendered such Bonds in accordance with the above provisions of this notice, (A) such registered owner's Bonds will be deemed tendered and purchased on the Effective Date at the Purchase Price, (B) such registered owner will be paid interest on such Bonds on the Effective Date as provided in the Indenture and will be paid such Purchase Price for such Bonds upon the tender of such Bonds to the Registrar and Paying Agent and (C) interest on such Bonds shall cease to be payable to such registered owner from and after the Effective Date, and after the Effective Date such registered owner will have no rights with respect to such Bonds except to receive payment of the Purchase Price upon tender of such Bonds to the Registrar and Paying Agent.


Dated: ____________





                                       NEW YORK STATE ENERGY RESEARCH AND
                                        DEVELOPMENT AUTHORITY




                                       By:________________________________
                                               Authorized Officer

                                    EXHIBIT B


            NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY
                          GAS FACILITIES REVENUE BONDS
                         (THE BROOKLYN UNION GAS COMPANY
                d/b/a KEYSPAN ENERGY DELIVERY NEW YORK PROJECT),
                                  2005 SERIES B

                              CUSIP NO. ___________

         CERTIFICATE PURSUANT TO SECTION [4.01.3(A)(i) or 4.02.3(A)(i)]
                                OF THE INDENTURE

     NOTICE IS HEREBY GIVEN to the Trustee [the Broker-Dealer and the Auction Agent] that New York State Energy Research and Development Authority (the
"Authority") at the request of The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company") hereby authorizes the establishment of a Rate.

     Notice is also HEREBY GIVEN that a written agreement has been entered into by the Company and the Remarketing Agent to remarket the Bonds affected on __________ at a price of not less than 100% of the principal amount thereof, which written agreement (i) may be subject to reasonable terms and conditions imposed by the Remarketing Agent which in the judgment of the Remarketing Agent reflect current market standards regarding investment banking risk and (ii) must include a provision requiring payment by the Remarketing Agent in same-day funds provided from the remarketing of such Bonds in accordance with the Remarketing Agreement, from the proceeds of a Liquidity Facility, or from funds deposited with the Trustee or the Registrar and Paying Agent, for any Bonds tendered or deemed tendered[; and that a Liquidity Facility is in effect or has been obtained by the Company with respect to the Bonds, and shall be in effect prior to such Change in the Interest Rate Mode and thereafter for a period of at least 364 days].

     Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture of Trust relating to the above-captioned Bonds, dated as of November 1, 2005, by and between the Authority and Citibank, N.A., as Trustee.

                                         NEW YORK STATE ENERGY RESEARCH AND
                                          DEVELOPMENT AUTHORITY




                                         By:_______________________________
                                             Authorized Officer

                                    EXHIBIT C


            NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY
                          GAS FACILITIES REVENUE BONDS
                         (THE BROOKLYN UNION GAS COMPANY
                d/b/a KEYSPAN ENERGY DELIVERY NEW YORK PROJECT),
                                  2005 SERIES B

                              CUSIP NO. ___________

        CERTIFICATE PURSUANT TO SECTION [4.01.3(A)(ii) or 4.02.3(A)(ii)]
                                OF THE INDENTURE

     NOTICE IS HEREBY GIVEN to the Trustee [the Broker-Dealer and the Auction Agent] that New York State Energy Research and Development Authority (the
"Authority") at the request of The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company") hereby authorizes the establishment of a Rate.

     Notice is also HEREBY GIVEN that the Authority has obtained confirmation on behalf of the Company that Bond Counsel expects to be able to give its opinion on the effective date of the Change in the Interest Rate Mode to the effect that the change to the ________ Rate is authorized by the Indenture referred to below, is permitted under the Act and will not have an adverse effect on the exclusion of interest on the Bonds from gross income for federal income tax purposes.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture of Trust relating to the above-captioned Bonds, dated as of November 1, 2005, by and between the Authority and Citibank, N.A., as Trustee.



                                       NEW YORK STATE ENERGY RESEARCH AND
                                        DEVELOPMENT AUTHORITY




                                       By:________________________________
                                           Authorized Officer

                                    EXHIBIT D


            NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY
                          GAS FACILITIES REVENUE BONDS
                         (THE BROOKLYN UNION GAS COMPANY
                d/b/a KEYSPAN ENERGY DELIVERY NEW YORK PROJECT),
                                  2005 SERIES B

                              CUSIP NO. ___________

       CERTIFICATE PURSUANT TO SECTION [4.01.3(B) or 4.02.3(B)(ii)] OF THE
                                   INDENTURE

     NOTICE IS HEREBY GIVEN to the Trustee [the Broker-Dealer and the Auction Agent] that with respect to a Change in the Interest Rate Mode pursuant to
Section 4.01 or 4.02 of the Indenture referred to below all of the Bonds referred to above tendered or deemed tendered have been purchased at a price equal to the principal amount thereof plus premium, if any, plus any accrued and unpaid interest with funds provided from the remarketing of such Bonds in accordance with the Remarketing Agreement, from the proceeds of a Support Facility, or from other funds deposited with the Trustee or the Registrar and Paying Agent.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture of Trust relating to the above-captioned Bonds, dated as of November 1, 2005 by and between the New York State Energy Research and Development Authority and Citibank, N.A., as Trustee.



                                          THE BROOKLYN UNION GAS COMPANY d/b/a
                                          KEYSPAN ENERGY DELIVERY NEW YORK



                                          By:_________________________________
                                             Authorized Company Representative

                                    EXHIBIT E


            NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY
                          GAS FACILITIES REVENUE BONDS
                         (THE BROOKLYN UNION GAS COMPANY
                d/b/a KEYSPAN ENERGY DELIVERY NEW YORK PROJECT),
                                  2005 SERIES B

                              CUSIP NO. ___________

                         NOTICE OF FAILURE OF CONDITIONS


     NOTICE IS HEREBY GIVEN to the Authority, the Company and the registered owners of the above captioned issue that the conditions for effecting a Change in the Interest Rate Mode from a Term Rate to a _____Rate have not been met.


     The above-captioned Bonds will continue to bear interest at the current Term Rate and be subject to the provisions of the Indenture referred to below applicable while such Bonds bear interest at the current Term Rate.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture of Trust relating to the above-captioned Bonds, dated as of November 1, 2005 by and between the New York State Energy Research and Development Authority and Citibank, N.A., as Trustee.



                                                  CITIBANK, N.A., as Trustee



                                                  By:

                                    EXHIBIT F


            NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY
                          GAS FACILITIES REVENUE BONDS
                         (THE BROOKLYN UNION GAS COMPANY
                d/b/a KEYSPAN ENERGY DELIVERY NEW YORK PROJECT),
                                  2005 SERIES B

                              CUSIP NO. ___________

                          NOTICE OF ELECTION TO TENDER


     Note: The substance of this Notice must be given to the Registrar and Paying Agent and the Remarketing Agent by telephone at or prior to the time this Notice must be delivered.

     1. The undersigned, ______________, owner of the following Bonds:

Cusip Number(1)                                              Principal Amount



hereby notifies you of its election to tender such Bonds for purchase on [ _ , __ ], (which date shall be a Business Day). If this Bond bears interest at a Daily Rate as defined in the Indenture referred to below, the date of purchase shall be the date of delivery of this Notice to the Registrar and Paying Agent and the Remarketing Agent if received by 10:00 a.m., New York City time, or may be any Business Day thereafter. If this Bond bears interest at a Weekly Rate as defined in the Indenture the date of purchase shall be a Business Day not prior to the seventh (7th) day immediately following the date of delivery of this Notice to the Registrar and Paying Agent and the Remarketing Agent.

     2. If only a portion of a Bond is being tendered, both the tendered portion and untendered portion must be authorized denominations ($100,000 or any integral multiple thereof) for Bonds bearing a Daily Rate or Weekly Rate.

     3. After its execution and delivery by the undersigned, this notice will be irrevocable.

___________
(1)Bond Number, if Bonds are no longer held by Securities Depository.

     4. The person or persons to whom or to whose order the proceeds of the purchase of the above-referenced Bonds are to be paid, such person's or persons' taxpayer identification number or numbers and the address or addresses of such payee or payees is _________________; which information the undersigned, under the penalties of perjury, certifies to be true, correct and complete.

     5. The undersigned hereby undertakes to deliver the Bonds to Citibank, N.A. (the "Registrar and Paying Agent") no later than 11:30 a.m., New York City time, for Bonds bearing interest at the Weekly Rate, and 12:00 noon, New York City time, for Bonds bearing interest at a Daily Rate, at the office of the Registrar and Paying Agent located at 111 Wall Street, 15th Floor, New York, NY 10005,
Attention: 15th Floor Window, endorsed in blank for transfer or accompanied by an instrument of transfer executed in blank for transfer and acknowledges that any instrument of transfer must be in a form satisfactory to the Registrar and Paying Agent and that the Registrar and Paying Agent may refuse to make payment with respect to any Bond not endorsed in blank or for which an instrument of transfer satisfactory to the Registrar and Paying Agent has not been provided.

     6. The undersigned hereby also assigns and transfers and directs the Registrar and Paying Agent to transfer the Bonds delivered in connection herewith to the appropriate party under the terms and conditions contained in the Indenture.

     7. The undersigned acknowledges that in the event of a failure to deliver the Bonds or in the event such Bonds are not properly delivered, such Bonds shall nevertheless be deemed tendered and purchased on the date referred to in
(1) above, no interest shall accrue thereon to the undersigned from and after such date of purchase and that the undersigned shall have no rights under the Bonds or under the Indenture except the right to receive the Purchase Price of the Bonds.

     8. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture of Trust relating to the above-captioned Bonds, dated as of November 1, 2005, by and between the New York State Energy Research and Development Authority and Citibank, N.A., as Trustee (the "Indenture"). The statements contained herein are summaries of certain provisions of the Indenture which do not purport to be complete and are qualified in their entirety by reference to the Indenture.

Dated: _________________


                        Name of Owner as it is written on the face of the above-listed Bonds in every particular, without alteration, enlargement or any change whatsoever

__________
Witness

                                    EXHIBIT G

            NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY
                          GAS FACILITIES REVENUE BONDS
                         (THE BROOKLYN UNION GAS COMPANY
                d/b/a KEYSPAN ENERGY DELIVERY NEW YORK PROJECT),
                                  2005 SERIES B

                              CUSIP NO. ___________

                  NOTICE OF MANDATORY TENDER UPON EXPIRATION OF
                     ANY SUPPORT FACILITY, UPON DELIVERY OF
                        AN ALTERNATE SUPPORT FACILITY OR
                    UPON OCCURRENCE OF ANY TERMINATING EVENT


     Notice is hereby given to the registered owners of the above-captioned issue (the "Bonds") of New York State Energy Research and Development Authority (the "Authority") that:

     1. In accordance with the Indenture of Trust relating to the Bonds (the "Indenture") dated as of November 1, 2005, between the Authority and Citibank, N.A., as trustee (the "Trustee"), notice is hereby given that [the Support Facility issued by __________ with respect to the Bonds (the "Support Facility") will expire on ___________ , an Alternate Support Facility will be substituted therefor on ____ , or a Terminating Event with respect to a Support Facility has occurred] and that all Bonds, other than Bonds held by or for the account of the Company or the Liquidity Facility Issuer, are subject to mandatory tender under the circumstances set forth in [Section 5.08 or 5.09] of the Indenture as hereinafter set forth at a purchase price equal to the principal amount thereof [plus premium in the amount of ___________] (the "Purchase Price"). Accrued interest on the Bonds is anticipated to be paid separately in accordance with
Section 10.03(a) of the Indenture. In the event the interest is not so paid, the Purchase Price shall include an amount equal to the accrued and unpaid interest.

     2. The Bonds are subject to mandatory tender for purchase on _________ (the "Mandatory Tender Date").

     3. From and after the Mandatory Tender Date the Bonds will [continue to] bear interest [insert information on interest rate to be effective after mandatory tender date, including method of determining interest rate and Interest Payment Dates]. [Insert information whether any letter of credit, line of credit, insurance policy, surety bond, standby bond purchase agreement or other instrument will be available for the payment of the principal or purchase price of, or interest on, such Bonds and, if so, describing such instrument].

     4. On and after the Mandatory Tender Date, the [short-term] [long-term] rating on the Bonds by [Registrar and Paying Agent to insert, as appropriate:
(i) Moody's and/or S&P will be ______ and/or (ii) Moody's and/or S&P may be reduced or withdrawn].

     5. Registered owners of Bonds are required to deliver their Bonds to the Registrar and Paying Agent on the Mandatory Tender Date at the office of the Registrar and Paying Agent located at Citibank, N.A., 111 Wall Street, 15th Floor, New York, NY 10005, Attention: 15th Floor Window, endorsed in blank by the registered owner thereof or accompanied by an instrument of transfer thereof in form satisfactory to the Registrar and Paying Agent executed in blank by the registered owner thereof (the Registrar and Paying Agent being able to refuse to make payment with respect to any such Bond not endorsed in blank or for which an instrument of transfer satisfactory to it has not been provided).

     6. Each registered owner of Bonds who has properly tendered such Bonds in accordance with the above provisions will be paid the Purchase Price, and if such Purchase Price is paid, such registered owner shall have no further rights with respect to said Bonds.

     7. Holders of Bonds subject to mandatory tender for purchase on the Mandatory Tender Date shall have no right to retain their Bonds and shall be required to tender such Bonds no later than the Mandatory Tender Date as provided herein.

     8. With respect to any registered owner of Bonds who has not properly tendered such Bonds in accordance with the above provisions of this notice (A) such registered owner's Bonds will nevertheless be deemed tendered and purchased on the Mandatory Tender Date at the Purchase Price, (B) such registered owner will be paid interest on such Bonds on the Mandatory Tender Date as provided in the Indenture and will be paid such Purchase Price for such Bonds upon the tender of such Bonds to the Registrar and Paying Agent and (C) interest on such Bonds shall cease to be payable to such registered owner from and after the Mandatory Tender Date, and after the Mandatory Tender Date such registered owner will have no rights with respect to such Bonds except to receive payment of the Purchase Price upon tender of such Bonds to the Registrar and Paying Agent.

     9. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture. The statements contained herein are summaries of certain provisions of the Indenture which do not purport to be complete and are qualified in their entirety by reference to the Indenture.


Dated: _____________




                                          NEW YORK STATE ENERGY RESEARCH AND
                                           DEVELOPMENT AUTHORITY




                                          By:________________________________
                                              Authorized Officer

                                                                      APPENDIX A


         [Form of Bonds other than Bonds bearing an Auction Period Rate]

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Authority's agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       NEW YORK STATE ENERGY RESEARCH AND
                              DEVELOPMENT AUTHORITY
                          Gas Facilities Revenue Bonds
(The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project),
                                  2005 Series B


No. 2005 BR-                                                        $55,000,000


 INTEREST RATE
OR INTEREST RATE
MODE ON DATE OF                                                  ORIGINAL
AUTHENTICATION                   MATURITY DATE                   ISSUE DATE                   CUSIP
--------------                   -------------                   ----------                   -----
                                  June 1, 2025                November 1, 2005

REGISTERED OWNER:

PRINCIPAL SUM:  FIFTY-FIVE MILLION DOLLARS

     NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY (the "Authority"), a body corporate and politic, constituting a public benefit corporation, organized and existing under and by virtue of the laws of the State of New York, for value received, hereby promises to pay, but solely from the revenues, income and other monies hereinafter specified and not otherwise, to the registered owner named above or registered assigns, the principal amount specified above on the maturity date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this Bond, and to pay interest on such principal amount, but solely from such revenues, income and other monies hereinafter specified and not otherwise, from the date of authentication hereof, or if such date shall not be an Interest Payment Date (as hereinafter defined) from the next preceding Interest Payment Date or, if the date of authentication is after the Record Date next preceding the next succeeding Interest Payment Date, from the next succeeding Interest Payment Date until the payment of such principal amount in full, at the rate of interest per annum specified above, such interest being payable on each Interest Payment Date in each year, by check mailed to the registered owner hereof at his or her address as it appears on the registration books kept by the Registrar and Paying Agent pursuant to the Indenture hereinafter mentioned; provided, that (i) while the Securities Depository (as defined in the Indenture) is the registered owner of the Bonds, all payments of principal of and premium, if any, and interest on the Bonds shall be paid to the Securities Depository by wire transfer, (ii) prior to and including any Fixed Rate Conversion Date, interest on the Bonds shall be payable, at the option of any registered owner of at least one million dollars ($1,000,000) in aggregate principal amount of the Bonds, by wire transfer upon written notice received by the Registrar and Paying Agent from such registered owner at least five days prior to the Record Date, containing the wire transfer address (which shall be in the continental United States) to which such registered owner wishes to have such wire directed, and (iii) during a Commercial Paper Rate Period, interest on this Bond shall be payable only upon presentation and surrender hereof to the Registrar and Paying Agent upon purchase thereof pursuant to the Indenture, and if such presentation and surrender is made by 2:00 p.m. (New York City time) such payment shall be by wire transfer. If interest is in default it shall be paid to the person in whose name this Bond is registered as of a special record date as set forth in the Indenture. Except as set forth above, principal of and premium, if any, on this Bond are payable at the applicable Principal Corporate Trust Office of Citibank, N.A., in New York, New York, as Registrar and Paying Agent of the Bonds. Principal of and premium, if any, and interest on this Bond are payable in lawful money of the United States of America.

     This Bond is one of a duly authorized issue of Bonds of the Authority designated as "Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B", issued in the aggregate principal amount of fifty-five million dollars ($55,000,000) (the "Bonds"). In order to distinguish between Bonds which are subject to different interest rate determination methods and other features and to distinguish the portion of the Bonds to be offered or remarketed by any particular underwriter or Remarketing Agent, the Bonds may be designated and redesignated from time to time by the Authority in such a way as to identify one or more subseries of the Bonds pursuant to Article II of the Indenture. This Bond and the issue of which it is one are authorized to be issued and are issued under, pursuant to and in full compliance with the Constitution and statutes of the State of New York, including particularly the New York State Energy Research and Development Authority Act, Title 9 of Article 8 of the Public Authorities Law of the State of New York, as amended (the "Act"), a resolution of the Authority adopted on September 19, 2005, and an Indenture of Trust dated as of November 1, 2005 between the Authority and Citibank, N.A. as Trustee (herein, as it may be amended from time to time, called the "Indenture"). The Bonds are being issued pursuant to a Participation Agreement dated as of November 1, 2005 (hereinafter, as it may be amended or supplemented from time to time, called the "Participation Agreement"), between the Authority and The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company") for the purpose of refinancing certain prior obligations originally issued to provide funds for the acquisition, construction, and installation of certain facilities for the local furnishing of gas within The City of New York (all of said facilities being referred to herein as the "Project"). Pursuant to the Participation Agreement, the Company delivered the Company Obligation to the Trustee, pursuant to which the Company is required to make payments to the Trustee for deposit to the Bond Fund established pursuant to the Indenture in an amount sufficient to pay principal of and premium, if any, and interest on the Bonds when due. A copy of the Participation Agreement is on file at the applicable Principal Corporate Trust Office of the Trustee, and reference is hereby directed to the Participation Agreement for the provisions thereof.

     The terms and provisions pertaining to Bonds bearing an Auction Period Rate are set forth in a separate bond certificate.

     A copy of the Indenture is on file at the applicable Principal Corporate Trust Office of the Trustee. Reference is hereby directed to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Bonds; the collection and disposition of revenues; a description of the nature and extent of the security for the Bonds, the funds and monies pledged for the payment of the principal of and premium, if any, and interest on the Bonds; the nature and extent and manner of enforcement of the pledge; the rights and remedies of the registered owners of Bonds with respect thereto; the conditions for and the permissible extent of alteration, modification and amendment of the Indenture; the terms and conditions upon which this Bond and the issue of which it is one are issued; the rights, duties and obligations of the Authority and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the maturity, purchase or redemption of this issue and pursuant to which this Bond thereafter will no longer be secured by the Indenture, or be deemed to be outstanding thereunder, if sufficient monies or certain specified securities shall have been deposited with the Trustee and held in trust solely for the payment thereof; and for all other terms and provisions thereof. The provisions of the Act and the Indenture shall be a contract with the registered owner of this Bond, and the duties of the Authority and any employee thereof under said Act and the Indenture shall be enforceable by the registered owner hereof, by mandamus or other appropriate suit, action or proceeding, in any court of competent jurisdiction in the State of New York.

     The Bonds are not general obligations of the Authority, and shall not constitute indebtedness of or a charge against the general credit of the Authority or give rise to any pecuniary liability of the Authority. The liability of the Authority under the Bonds shall be enforceable only to the extent provided in the Indenture, and the Bonds shall be payable solely from the monies and revenues received from the payments made by the Company pursuant to the Company Obligation and the Participation Agreement and the other monies, rights and properties pledged under the Indenture including the proceeds of a Credit Facility (other than a Policy), if any, and not from any other fund or source. Pursuant to the Indenture, the Authority has pledged and assigned to the Trustee its right, title and interest (with certain exceptions) in the Participation Agreement to secure the payment of the principal of and premium, if any, and interest on the Bonds. The Bonds are and shall be secured by a prior and paramount lien and charge on said monies and revenues. The Bonds shall not be a debt of the State of New York, and the State of New York shall not be liable thereon. The Bonds are payable solely from the payments made under the Company Obligation and the monies and revenues pledged under the Indenture to the payment thereof. Neither the Authority nor the State of New York is obligated to provide for the payment of the Purchase Price of tendered Bonds or payment of principal, premium, if any, or interest on the Bonds.

     This Bond shall not be entitled to any security, right or benefit under the Indenture or become valid or obligatory for any purpose until it shall have been authenticated by the Trustee by its execution of the certificate of authentication endorsed hereon.

     No covenant or agreement contained in this Bond or the Indenture shall be deemed to be a covenant or agreement of any member, agent or employee of the Authority in his or her individual capacity, and neither the members of the Authority nor any officer thereof executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

     It is hereby certified, recited and declared that all acts, conditions and things required by the Constitution and laws of the State of New York and the Indenture to exist, to have happened and to have been performed precedent to and in the issuance of this Bond and the issue of which this Bond is a part, do exist, have happened and have been performed in due time, form and manner as required by such Constitution, laws and the Indenture; that the amount of this Bond and the issue of which this Bond is a part does not exceed any constitutional or statutory limitations of indebtedness; and that provision has been made for the payment of the principal of and premium, if any, and interest on this Bond and the series of which it is a part as provided in the Indenture.

     EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.03 OF THE INDENTURE, THIS GLOBAL BOND MAY, AT THE REQUEST OF THE COMPANY, BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF THE SECURITIES DEPOSITORY OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.

     The Bonds will bear interest at one of the following interest rates: a "Commercial Paper Rate", an "Auction Period Rate", a "Daily Rate," a "Weekly Rate," a "Monthly Rate," a "Semi-annual Rate" or a "Term Rate" (each of the foregoing referred to as an "Adjustable Rate") or a "Fixed Rate". Each Adjustable Rate other than an Auction Period Rate shall be equal to the lesser of (i) the Maximum Allowed Rate (as defined in the Indenture), (ii) 110% of the rate index for such rate on the applicable determination date and (iii) an adjustable rate which, with respect to the first day of each Calculation Period (as herein defined) applicable to such Adjustable Rate, shall be equal to the rate or rates of interest per annum established and certified to the Trustee by the Remarketing Agent (as herein defined) no later than 12:00 noon (New York City time) (except that such rate or rates of interest per annum must be established and certified to the Trustee by the Remarketing Agent (as herein defined) no later than 10:00 a.m. (New York City time) with respect to a Daily Rate, 12:30 (New York City time) with respect to a Commercial Paper Rate, and 4:00 p.m. with respect to a Term Rate), on and as of the Determination Date (as defined in the Indenture) as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of the date of such certification to remarket Bonds at a price equal to the principal amount thereof plus accrued interest thereon, if any, except as otherwise provided in the Indenture. Anything in the Indenture to the contrary notwithstanding, in no event shall the interest rate borne by any Bond exceed the maximum rate allowable by applicable law.

     During any Commercial Paper Rate Period, at or prior to 12:30 noon (New York City time) on each Determination Date, the Remarketing Agent shall establish Calculation Periods and related Commercial Paper Rates. In determining Calculation Periods, the Remarketing Agent shall take into account certain factors set forth in the Indenture. The Remarketing Agent shall select the Calculation Periods and the applicable Commercial Paper Rates that, together with all other Calculation Periods and related Commercial Paper Rates, in the sole judgment of the Remarketing Agent, will result in the lowest overall borrowing cost on the Bonds or are otherwise in the best financial interests of the Company, as determined in consultation with the Company. Any Calculation Period established under the Indenture may not extend beyond the second Business Day next preceding the expiration date of the Support Facility or the day prior to the maturity date of the Bonds. The Authority, at the request of the Company, may place limitations upon the establishment of the Calculation Periods in accordance with the Indenture.

     While the Bonds bear interest at a Commercial Paper Rate, a Daily Rate, a Weekly Rate or a Monthly Rate, interest accrued on such Bonds shall be computed on the basis of a 365-day year, as applicable, for the number of days actually elapsed. While the Bonds bear interest at a Semi-annual Rate, Term Rate or a Fixed Rate, interest accrued on such Bonds shall be computed on the basis of a 360-day year, consisting of twelve (12) thirty (30) day months.

     The Bonds shall cease to bear interest at the Adjustable Rate or a Fixed Rate, as the case may be, then borne by the Bonds and shall bear interest at such different Adjustable Rate or Fixed Rate as shall be specified by the Authority, at the request of the Company, in accordance with the terms of the Indenture.

     Fixed Rate. On a Fixed Rate Conversion Date, the Bonds shall cease to bear interest at the Adjustable Rate then borne by the Bonds and shall bear interest at a Fixed Rate upon the election by the Authority, at the request of the Company, to exercise its Option to Convert (as defined in the Indenture). Fixed Rate means the lesser of (i) 18%, (ii) 110% of the Fixed Rate Index on such date and (iii) the rate of interest per annum established and certified to the Trustee by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of such date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such date to remarket the Bonds in a secondary market transaction at a price equal to 100% of the outstanding principal amount thereof. A Fixed Rate shall be established in accordance with the terms and subject to the conditions set forth in the Indenture. Anything in the Indenture to the contrary notwithstanding, in no event shall the interest rate borne by any Bond exceed the maximum rate allowable by applicable law.

Redemption Provisions

     Optional Redemption. The Bonds shall be subject to redemption at the option of the Authority upon the request of the Company:

     During any Commercial Paper Rate Period, the Bonds shall be subject to redemption on each Interest Payment Date, as a whole or in part, at the principal amount thereof.

     During any Daily Rate Period, the Bonds shall be subject to redemption on any Business Day, as a whole or in part, at the principal amount thereof, plus accrued and unpaid interest to the date fixed for redemption, if any.

     During any Weekly Rate Period, the Bonds shall be subject to redemption on any Business Day, as a whole or in part, at the principal amount thereof, plus accrued and unpaid interest to the date fixed for redemption, if any.

     During any Monthly Rate Period, the Bonds shall be subject to redemption on each Interest Payment Date, as a whole or in part, at the principal amount thereof.

     During any Semi-annual Rate Period, the Bonds shall be subject to redemption on each Interest Payment Date, as a whole or in part, at the principal amount thereof.

     During any Term Rate or Fixed Rate Period, such Bonds shall be subject to redemption in whole at any time on any Business Day or in part on any Interest Payment Date as follows: after the No-Call Period, which shall begin on the first day of the Calculation Period applicable to such Bonds or on a Fixed Rate Conversion Date, as the case may be, at a redemption price equal, initially, to the principal amount thereof, plus a premium equal to the percentage of the principal amount to be redeemed (the "Initial Premium"), plus accrued and unpaid interest if paid on a Business Day other than an Interest Payment Date. The premium percentage, if any, shall decline by the percentage shown in the Reduction in Premium column on each anniversary of the date on which such Bonds are first redeemable until the Bonds shall be redeemable without premium.

         Calculation Period or Period to Maturity
         Applicable to Subject Bonds
         ---------------------------
   Equal to or                 But Less               No-Call                Initial               Reduction
   Greater Than                  Than                 Period                 Premium               in Premium
   ------------                  ----                 ------                 -------               ----------
       18 years                   N/A                 8 Years                  1 1/2%                1/2%
       12 years              18 Years                 6 Years                  1                     1/2
        7 Years              12 Years                 3 Years                  0                     0
        5 Years               7 Years                 2 Years                  0                     0
        4 Years               5 Years                 2 Years                  0                     0
        3 Years               4 Years                 2 Years                  0                     0
        0 Years               3 Years            Not callable

     If upon establishment of a Term Rate Period or a Fixed Rate Period, as the case may be, the Remarketing Agent certifies to the Trustee, Bond Counsel and the Authority in writing that the schedule is not consistent with then-prevailing market conditions, the Authority at the request of the Company may revise the Initial Premium, Reductions in Premium and No-Call Periods without the approval of the Holders to reflect then-prevailing market conditions, upon receipt of an opinion of Bond Counsel to the effect that any revisions pursuant to this paragraph, either by itself or in conjunction with the establishment of a Calculation Period or a Fixed Rate, as the case may be, are made in accordance with the Indenture, is permitted under the Act and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.

     Special Tax Redemption Provisions. The Bonds shall be subject to mandatory redemption as a whole (provided, however, that the Bonds shall be redeemed in part if the Company obtains an opinion of Bond Counsel to the effect that, by redeeming such portion of the Bonds, the interest on the remaining Bonds will not be included for Federal income tax purposes in the gross income of any owner of the Bonds (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a)(1) of the Code)) at any time at a redemption price equal to 100% of the principal amount thereof, together with unpaid interest accrued thereon to the redemption date, if, in a published or private ruling of the Internal Revenue Service or in a final, nonappealable judicial decision by a court of competent jurisdiction (provided that the Company has been afforded the opportunity to participate at its own expense in the proceeding resulting in such ruling or in the litigation resulting in such decision, as the case may be), it is determined that, as a result of a failure by the Company to observe any covenant, agreement or representation in the Participation Agreement or the Tax Regulatory Agreement, interest on the Bonds is included for Federal income tax purposes in the gross income (as defined in Section 61 of the Code) of any owner of a Bond (other than a "substantial user" of the Project or a "related person" within the meaning of
Section 147(a)(1) of the Code), and, in such event, the Bonds shall be subject to such mandatory redemption not more than one hundred eighty (180) days after receipt by the Trustee of notice of such published or private ruling or judicial decision and a demand for redemption of the Bonds. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole obligation in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by the Indenture.

     The Bonds may be redeemed in whole or in part at any time at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon to the redemption date, if the Company has determined, on the basis of the advice of Bond Counsel that, as a result of any action taken or expected to be taken, or failure to take action, a reasonable risk exists that interest on the bonds will not be excludable from gross income for federal tax purposes. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a copy of such advice of Bond Counsel. While the Bonds bear interest at an Auction Period Rate, in any Auction Period other than a daily Auction Period, the redemption shall occur on the Interest Payment Date immediately preceding such redemption date. When in a Special Auction Rate Period, the Bonds may be redeemed prior to the end of the Special Auction Rate Period. The occurrence of an event permitting the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole option in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

     The Bonds will also be subject to mandatory redemption at a redemption price equal to one hundred three percent (103%) of the principal amount thereof plus unpaid interest accrued thereon to the redemption date if the Company reasonably concludes and certifies to the Trustee that the business, properties, condition (financial or otherwise), operations or business prospects of the Company will be materially and adversely affected unless the Company takes or omits to take a specified action and that the Company has been advised in writing by Bond Counsel that the specified action or omission would cause the use of the Project to be such that, pursuant to Section 150 of the Code, the Company would not be entitled to deduct the interest on the Bonds for purposes of determining the Company's Federal taxable income, for a period of not less than ninety (90) consecutive or nonconsecutive days during a twelve-month period. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a certified copy of a resolution of the Board of Trustees of the Company authorizing such certificate and a copy of such advice of Bond Counsel. In the event that the Bonds become subject to redemption as provided in this paragraph, the Bonds will be redeemed in whole unless redemption of a portion of the Bonds outstanding would, in the opinion of Bond Counsel, have the result that interest payable on the Bonds remaining outstanding after such redemption would be deductible for purposes of determining the Federal taxable income of the Company, and, in such event, the Bonds to be redeemed shall be selected (in the principal amount of $5,000 or any integral multiple thereof) by lot, in such amount as is necessary to accomplish that result. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole option in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

     Mandatory Redemption Upon State Furnishing Funds. Pursuant to Section 1864 of the Act, the State of New York may, upon furnishing sufficient funds therefor, require the Authority to redeem prior to maturity, as a whole, the Bonds on any Interest Payment Date not less than twenty years after the date of initial delivery of the Bonds. Any such redemption shall be at a redemption price equal to the optional redemption price, if any, applicable on such date or if no such optional redemption price is applicable at a redemption price of 105% of the principal amount thereof, in either case, together with accrued and unpaid interest, if any, to the date fixed for redemption, all in the manner provided in the Indenture.

     Purchase Upon Election of Holder. During any Daily Rate Period or Weekly Rate Period, any Bond or portion thereof in a principal amount equal to an authorized denomination (so long as the principal amount not purchased is an authorized denomination) shall be purchased on the demand of the registered owner thereof, on any Business Day at the Purchase Price, upon delivery to the Registrar and Paying Agent at the applicable Principal Corporate Trust Office and to the Remarketing Agent at its principal office by the close of business on any Business Day of a Notice of Election to Tender (the substance of which notice must also be given telephonically to the Remarketing Agent prior to or simultaneously with such notice). The date on which such Bond shall be purchased shall, at the request of the registered owner, (i) if the Bond then bears interest at a Daily Rate, be the date of delivery of such notice if such notice is delivered to the Registrar and Paying Agent and the Remarketing Agent by 10:00 a.m. (New York City time) on such date or may be any Business Day thereafter, and (ii) if the Bond then bears interest at a Weekly Rate, shall be a Business Day not prior to the 7th day next succeeding the date of the delivery of such notice to the Registrar and Paying Agent and the Remarketing Agent.

     During any Monthly Rate Period or Semi-annual Rate Period, this Bond or portion hereof in a principal amount equal to an authorized denomination (so long as the principal amount not purchased is an authorized denomination) shall be purchased on the demand of the registered owner thereof on the first Business Day following each Calculation Period at a price equal to the principal amount thereof, upon delivery to the Registrar and Paying Agent at the applicable Principal Corporate Trust Office and to the Remarketing Agent at its principal office of a Notice of Election to Tender (the substance of which notice must also be given telephonically to the Remarketing Agent prior to or simultaneously with the delivery of such notice) on or prior to a Business Day which is not less than 10 days, in the case of Bonds bearing interest at a Semi-annual Rate, or 7 days, in the case of Bonds bearing interest at a Monthly Rate, prior to the proposed date of purchase. No tender may occur pursuant to the above without the consent of the Bond Insurer unless a Liquidity Facility is in effect.

     Mandatory Tender for Purchase Upon a Change in the Interest Rate Mode. Upon a Change in the Interest Rate Mode, the Bonds shall be subject to mandatory tender for purchase in accordance with the Indenture on the effective date of such Change in the Interest Rate Mode at the Purchase Price (as defined in the Indenture).

     Mandatory Tender for Purchase on Business Day following Calculation Periods. Bonds bearing a Commercial Paper Rate or a Term Rate shall be subject to mandatory tender for purchase in accordance with the Indenture on the Business Day immediately following each Calculation Period at a price equal to the Purchase Price.

     Mandatory Tender For Purchase Upon Expiration of any Support Facility or Upon Delivery of an Alternate Support Facility. On the third Business Day next preceding the date of expiration of any Support Facility, the Bonds shall be subject to mandatory purchase at the Purchase Price, unless on or prior to the 35th day prior to such date of expiration the Company on behalf of the Authority has furnished to the Trustee an agreement to extend such Support Facility. The Bonds shall also be subject to mandatory purchase at the Purchase Price on the date there is delivered an Alternate Support Facility meeting the requirements of the Indenture. No tender for purchase of any Bonds shall be required if a Fixed Rate Conversion Date shall have occurred with respect to such Bonds or if such Bonds have been converted to bear interest at an Auction Period Rate on a date prior to such date of expiration.

     Mandatory Tender Upon Occurrence of any Terminating Event. Upon the occurrence of any Terminating Event, the Bonds shall be subject to mandatory tender for purchase on a Business Day selected by the Trustee; provided, however, such mandatory tender shall not occur later than the 5th day after the receipt of notice thereof by the Trustee at the Purchase Price. The Bonds will not be subject to such mandatory tender for purchase during any Auction Period Rate Period or any Fixed Rate Period.

     Procedure for Redemption. In the event any of the Bonds are called for redemption, the Trustee shall give notice, or cause the Registrar and Paying Agent to give notice in the name of the Authority, of the redemption of such Bonds in accordance with the Indenture.

     Notice of redemption shall be given by mailing a copy of the redemption notice by first-class mail at least 30 days prior to the date fixed for redemption to the registered owners of the Bonds to be redeemed at the addresses shown on the registration books maintained by the Registrar and Paying Agent; provided, however, that failure to give notice or any defects in such notice shall not affect the proceedings for the redemption of the Bonds for which notice has been given.

     General  Provisions  Applicable  to  Mandatory  and  Optional  Tenders  for
Purchase of Bonds. If interest has been paid on the Bonds, or an amount sufficient to pay interest thereon has been deposited in the Bond Fund Account, or an amount sufficient to pay accrued interest thereon, if any, has been set aside in the Bond Purchase Fund under the Bond Purchase Trust Agreement, and the Purchase Price shall be available under the Bond Purchase Fund for payment of Bonds subject to tender for purchase in accordance with the Indenture and if a registered owner fails to deliver or does not properly deliver the Bonds to the Registrar and Paying Agent for which a Notice of Election to Tender has been properly filed or which are subject to mandatory tender for purchase on the purchase date therefor, such Bonds shall nevertheless be deemed tendered and purchased on the date established for the purchase thereof, no interest shall accrue on such Bonds from and after the date of purchase and such former registered owners shall have no rights, benefits or security hereunder as the registered owners of such Bonds, except the right to receive the Purchase Price of and accrued and unpaid interest to the purchase date, if any, on such Bonds upon delivery thereof to the Registrar and Paying Agent in accordance with the provisions hereof. The purchaser of any such Bonds remarketed by the Remarketing Agent, or the issuer of any Support Facility, to the extent Bonds are purchased with the proceeds of a draw on, or borrowing or payment under, the Support Facility, shall be treated as the registered owner thereof for all purposes of the Indenture. The payment of Bonds tendered upon the election of the registered owner shall be subject to delivery of such Bonds duly endorsed in blank for transfer or accompanied by an instrument of transfer thereof in form satisfactory to the Registrar and Paying Agent executed in blank for transfer at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent at or prior to 10:00 a.m. (11:30 a.m. for Bonds bearing interest at the Weekly Rate and 12:00 noon, for Bonds bearing interest at the Daily Rate) (New York City time), on a specified purchase date. The Registrar and Paying Agent may refuse to make payment with respect to any Bonds tendered for purchase not endorsed in blank or for which an instrument of transfer satisfactory to the Registrar and Paying Agent has not been provided.

     The Purchase Price of Bonds subject to tender for purchase in an aggregate principal amount of at least one million dollars ($1,000,000) shall be payable in immediately available funds or by wire transfer upon written notice from the registered owner thereof containing the wire transfer address (which shall be in the continental United States) to which such registered owner wishes to have such wire directed, if such written notice is received by the Registrar and Paying Agent not less than five days prior to the related purchase date.

     The Bonds may be transferred or exchanged by the registered owners thereof, in person or by his or her attorney duly authorized in writing, at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent but only in the manner, subject to limitations and upon payment of the charges, if any, provided in the Indenture and upon the surrender thereof to the Registrar and Paying Agent for cancellation. Upon such transfer or exchange, a new Bond or Bonds of authorized denominations and of like aggregate principal amount as the Bond surrendered will be issued in exchange therefor.

     All terms used herein which are defined in the Indenture and not otherwise defined herein shall have the respective meanings set forth in the Indenture.

     This Bond shall be governed by and construed in accordance with laws of the State of New York.

     IN WITNESS WHEREOF, the Authority has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its President, Vice President or Treasurer and its seal or a facsimile thereof to be impressed, imprinted or otherwise reproduced hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary, as of the date set forth in the Certificate of Authentication.

                                               NEW YORK STATE ENERGY RESEARCH
                                                AND DEVELOPMENT AUTHORITY

[SEAL]


                                               By_____________________________
                                                    President

Attest:



--------------------------------------------
         Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

     This Bond is one of an issue described in the Indenture mentioned herein.



                                                     Citibank, N.A.,
                                                     as Trustee



                                                     By:_____________________
                                                           Authorized Officer

Date of Authentication:

                             STATEMENT OF INSURANCE


     Financial Guaranty Insurance Company ("Financial Guaranty") has issued a policy containing the following provisions with respect to the Bonds, such policy being on file at the applicable Principal Corporate Trust Office of Citibank, N.A., as paying agent (the "Paying Agent"):

     Financial Guaranty hereby unconditionally and irrevocably agrees to pay for disbursement to the Bondholders that portion of the principal of and interest on the Bonds which is then due for payment and which the Authority shall have failed to provide. Due for payment means, with respect to principal, the stated maturity date thereof and the date on which the Bonds shall have been duly called for mandatory redemption as a result of the interest on the Bonds having been determined to have become subject to federal income taxation, and does not refer to any earlier date on which the payment of principal of the Bonds is due by reason of call for redemption, acceleration or other advancement of maturity, and with respect to interest, the stated date for payment of such interest.

     Upon receipt of telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from a Bondholder or the Paying Agent to Financial Guaranty that the required payment of principal or interest (as applicable) has not been made by the Authority to the Paying Agent, Financial Guaranty on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with U.S. Bank Trust National Association, or its successor as its agent (the "Fiscal Agent"), sufficient to make the portion of such payment not paid by the Authority. Upon presentation to the Fiscal Agent of evidence satisfactory to it of the Bondholder's right to receive such payment and any appropriate instruments of assignment required to vest all of such Bondholder's right to such payment in Financial Guaranty, the Fiscal Agent will disburse such amount to the Bondholder.

     As used herein the term "Bondholder" means the person other than the Authority or the borrower(s) of bond proceeds who at the time of nonpayment of a Bond is entitled under the terms of such Bond to payment thereof.

     The policy is non-cancellable for any reason.

                      FINANCIAL GUARANTY INSURANCE COMPANY

                              [FORM OF ASSIGNMENT]

     For value received ____________________________ hereby sells, assigns and transfers unto _____________________ the within mentioned Bond and hereby irrevocably constitutes and appoints _______________________, Attorney, to transfer the same on the registration books in the office of the Registrar and Paying Agent with full power of substitution in the premises.



                                            ___________________________




Dated: _________________________



     I hereby certify that the above signature is true and genuine.

                                               _________________________
                                               Authorized Officer


                                               __________________________Bank

                  [Form of Bond Bearing an Auction Period Rate]

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Authority's agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       NEW YORK STATE ENERGY RESEARCH AND
                              DEVELOPMENT AUTHORITY
                          Gas Facilities Revenue Bonds
(The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project),
                                  2005 Series B


No. 2005 BR-                                                       $55,000,000


 INTEREST RATE
OR INTEREST RATE
 MODE ON DATE OF                                                  ORIGINAL
 AUTHENTICATION                   MATURITY DATE                   ISSUE DATE                   CUSIP
 --------------                   -------------                   ----------                   -----
                                   June 1, 2025                November 1, 2005

REGISTERED OWNER:

PRINCIPAL SUM:  FIFTY-FIVE MILLION DOLLARS

     NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY (the "Authority"), a body corporate and politic, constituting a public benefit corporation, organized and existing under and by virtue of the laws of the State of New York, for value received, hereby promises to pay, but solely from the revenues, income and other monies hereinafter specified and not otherwise, to the registered owner named above or registered assigns, the principal amount specified above on the maturity date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this Bond, and to pay interest on such principal amount, but solely from such revenues, income and other monies hereinafter specified and not otherwise, from the date of authentication hereof, or if such date shall not be an Interest Payment Date (as hereinafter defined) from the next preceding Interest Payment Date, or if the date of authentication is after the Record Date next preceding the next succeeding Interest Payment Date from the next succeeding Interest Payment Date until the payment of such principal amount in full, at the Auction Period Rate hereinafter described, such interest being payable on each Interest Payment Date in each year, by check mailed to the registered owner hereof at such owner's address as it appears on the registration books kept by the Registrar and Paying Agent pursuant to the Indenture hereinafter mentioned; provided, that (i) while the Securities Depository (as defined in the Indenture) is the registered owner of the Bonds, all payments of principal of and premium, if any, and interest on the Bonds shall be paid to the Securities Depository by wire transfer, (ii) prior to any Fixed Rate Conversion Date, interest on the Bonds shall be payable, at the option of any registered owner of at least one million dollars ($1,000,000) in aggregate principal amount of the Bonds, by wire transfer upon written notice received by the Registrar and Paying Agent from such registered owner at least five days prior to the Record Date, containing the wire transfer address (which shall be in the continental United States) to which such registered owner wishes to have such wire directed, all as set forth in such registration books at the close of business on the appropriate Record Date preceding an Interest Payment Date. If interest is in default it shall be paid to the person in whose name this bond is registered as set forth on the registration books as of the record date as set forth in the Indenture. Except as set forth above, principal of and premium, if any, on this Bond are payable at the applicable Principle Corporate Trust Office of Citibank, N.A., in New York, New York, as Registrar and Paying Agent of the Bonds. Principal of and premium, if any, and interest on this Bond are payable in lawful money of the United States of America.

     This Bond is one of a duly authorized issue of Bonds of the Authority designated as "Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B", issued in the aggregate principal amount of fifty-five million dollars ($55,000,000) (the "Bonds"). In order to distinguish between Bonds which are subject to different interest rate determination methods and other features and to distinguish the portion of the Bonds to be offered or remarketed by any particular underwriter or Remarketing Agent, the Bonds may be designated and redesignated from time to time by the Authority in such a way as to identify one or more subseries of the Bonds pursuant to Article II of the Indenture. This Bond and the issue of which it is one are authorized to be issued and are issued under, pursuant to and in full compliance with the Constitution and statutes of the State of New York, including particularly the New York State Energy Research and Development Authority Act, Title 9 of Article 8 of the Public Authorities Law of the State of New York, as amended (the "Act"), a resolution of the Authority adopted on September 19, 2005, and an Indenture of Trust dated as of November 1, 2005 between the Authority and Citibank, N.A. as Trustee (herein, as it may be amended from time to time, called the "Indenture"). The Bonds are being issued pursuant to a Participation Agreement dated as of November 1, 2005 (hereinafter, as it may be amended or supplemented from time to time, called the "Participation Agreement"), between the Authority and The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company") for the purpose of refinancing certain prior obligations originally issued to provide funds for the acquisition, construction, and installation of certain facilities for the local furnishing of gas within The City of New York (all of said facilities being referred to herein as the "Project"). Pursuant to the Participation Agreement, the Company delivered the Company Obligation to the Trustee, pursuant to which the Company is required to make payments to the Trustee for deposit to the Bond Fund Account established pursuant to the Indenture in an amount sufficient to pay principal of and premium, if any, and interest on the Bonds when due. A copy of the Participation Agreement is on file at the applicable Principal Corporate Trust Office of the Trustee, and reference is hereby directed to the Participation Agreement for the provisions thereof.

     The terms and provisions pertaining to Bonds bearing a Fixed Rate or another Adjustable Rate are set forth in a separate bond certificate.

     A copy of the Indenture is on file at the applicable Principal Corporate Trust Office of the Trustee. Reference is hereby directed to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Bonds; the collection and disposition of revenues; a description of the nature and extent of the security for the Bonds, the funds and monies pledged for the payment of the premium, if any, and interest on and the principal of the Bonds; the nature and extent and manner of enforcement of the pledge; the rights and remedies of the registered owners of Bonds with respect thereto; the conditions for and the permissible extent of alteration, modification and amendment of the Indenture; the terms and conditions upon which this Bond and the issue of which it is one are issued; the rights, duties and obligations of the Authority and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the maturity, purchase or redemption of this issue and pursuant to which this Bond thereafter will no longer be secured by the Indenture, or be deemed to be outstanding thereunder, if sufficient monies or certain specified securities shall have been deposited with the Trustee and held in trust solely for the payment thereof; and for all other terms and provisions thereof. The provisions of the Act and the Indenture shall be a contract with the registered owner of this Bond, and the duties of the Authority and any employee thereof under said Act and the Indenture shall be enforceable by the registered owner hereof, by mandamus or other appropriate suit, action or proceeding, in any court of competent jurisdiction in the State of New York.

     The Bonds are not general obligations of the Authority, and shall not constitute indebtedness of or a charge against the general credit of the Authority or give rise to any pecuniary liability of the Authority. The liability of the Authority under the Bonds shall be enforceable only to the extent provided in the Indenture, and the Bonds shall be payable solely from the monies and revenues received from the payments made by the Company pursuant to the Company Obligation and the Participation Agreement and the other monies, rights and properties pledged under the Indenture including the proceeds of a Credit Facility (other than a Policy), if any, and not from any other fund or source. Pursuant to the Indenture, the Authority has pledged and assigned to the Trustee its right, title and interest (with certain exceptions) in the Participation Agreement to secure the payment of the principal of and premium, if any, and interest on the Bonds. The Bonds are and shall be secured by a prior and paramount lien and charge on said monies and revenues. The Bonds shall not be a debt of the State of New York, and the State of New York shall not be liable thereon. The Bonds are payable solely from the payments made under the Company Obligation and the monies and revenues pledged under the Indenture to the payment thereof. Neither the Authority nor the State of New York is obligated to provide for the payment of the Purchase Price of tendered Bonds or payment of principal, premium, if any, or interest on the Bonds.

     This Bond shall not be entitled to any security, right or benefit under the Indenture or become valid or obligatory for any purpose until it shall have been authenticated by the Trustee by its execution of the certificate of authentication endorsed hereon.

     No covenant or agreement contained in this Bond or the Indenture shall be deemed to be a covenant or agreement of any member, agent or employee of the Authority in his or her individual capacity, and neither the members of the

Authority nor any officer thereof executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

     It is hereby certified, recited and declared that all acts, conditions and things required by the Constitution and laws of the State of New York and the Indenture to exist, to have happened and to have been performed precedent to and in the issuance of this Bond and the issue of which this Bond is a part, do exist, have happened and have been performed in due time, form and manner as required by such Constitution, laws and the Indenture; that the amount of this Bond and the issue of which this Bond is a part does not exceed any constitutional or statutory limitations of indebtedness; and that provision has been made for the payment of the principal of and premium, if any, and interest on this Bond and the series of which it is a part as provided in the Indenture.

     EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.03 OF THE INDENTURE, THIS GLOBAL BOND MAY, AT THE REQUEST OF THE COMPANY, BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF THE SECURITIES DEPOSITORY OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.

Interest Rate Provisions

     THE AUCTION PERIOD, THE AUCTION PERIOD RATE, THE SELECTION OF THE METHOD OF DETERMINING THE AUCTION PERIOD RATE AND DATES OF PAYMENT OF INTEREST ON THE BONDS AND THE AUCTION PROCEDURES RELATED THERETO WILL BE DETERMINED UPON THE TERMS AND CONDITIONS, INCLUDING REQUIRED NOTICES THEREOF TO THE OWNERS, DESCRIBED IN THE INDENTURE, INCLUDING APPENDIX B THERETO, TO WHICH PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE AND ALL OF WHICH PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

     During any Auction Rate Period, the Bonds shall bear interest at the Auction Period Rate as provided in the Indenture, including, without limitation, Appendix B thereto.

     The Bonds may also bear interest at one of the following interest rates at the times and in the manner set forth in the Indenture: a "Commercial Paper Rate," a "Daily Rate," a "Weekly Rate," a "Monthly Rate," a "Semi-annual Rate", a "Term Rate" or a "Fixed Rate".

Redemption Provisions

     Optional Redemption. The Bonds shall be subject to redemption, at the option of the Authority upon the request of the Company, on the Business Day immediately succeeding each Auction Date, as a whole or in part, at the principal amount thereof plus accrued interest to the date fixed for redemption.

     Special Tax Redemption Provisions. The Bonds shall be subject to mandatory redemption as a whole (provided, however, that the Bonds shall be redeemed in part if the Company obtains an opinion of Bond Counsel to the effect that, by redeeming such portion of the Bonds, the interest on the remaining Bonds will not be included for Federal income tax purposes in the gross income of any owner of the Bonds (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a)(1) of the Code)) at any time at a redemption price equal to 100% of the principal amount thereof, together with unpaid interest accrued thereon to the redemption date, if, in a published or private ruling of the Internal Revenue Service or in a final, nonappealable judicial decision by a court of competent jurisdiction (provided that the Company has been afforded the opportunity to participate at its own expense in the proceeding resulting in such ruling or in the litigation resulting in such decision, as the case may be), it is determined that, as a result of a failure by the Company to observe any covenant, agreement or representation in the Participation Agreement or the Tax Regulatory Agreement, interest on the Bonds is included for Federal income tax purposes in the gross income (as defined in Section 61 of the Code) of any owner of a Bond (other than a "substantial user" of the Project or a "related person" within the meaning of
Section 147(a)(1) of the Code), and, in such event, the Bonds shall be subject to such mandatory redemption not more than one hundred eighty (180) days after receipt by the Trustee of notice of such published or private ruling or judicial decision and a demand for redemption of the Bonds. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole obligation in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by the Indenture.

     The Bonds may be redeemed in whole or in part at any time at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon to the redemption date, if the Company has determined, on the basis of the advice of Bond Counsel that, as a result of any action taken or expected to be taken, or failure to take action, a reasonable risk exists that interest on the bonds will not be excludable from gross income for federal tax purposes. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a copy of such advice of Bond Counsel. The occurrence of an event permitting the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole option in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

     The Bonds will also be subject to mandatory redemption at a redemption price equal to one hundred three percent (103%) of the principal amount thereof plus unpaid interest accrued thereon to the redemption date if the Company reasonably concludes and certifies to the Trustee that the business, properties, condition (financial or otherwise), operations or business prospects of the Company will be materially and adversely affected unless the Company takes or omits to take a specified action and that the Company has been advised in writing by Bond Counsel that the specified action or omission would cause the use of the Project to be such that, pursuant to Section 150 of the Code, the Company would not be entitled to deduct the interest on the Bonds for purposes of determining the Company's Federal taxable income, for a period of not less than ninety (90) consecutive or nonconsecutive days during a twelve-month period. Such conclusion and certification shall be evidenced by delivery to the Trustee of a written certificate of an Authorized Company Representative to the effect that the Company has reached such conclusion, together with a certified copy of a resolution of the Board of Trustees of the Company authorizing such certificate and a copy of such advice of Bond Counsel. In the event that the Bonds become subject to redemption as provided in this paragraph, the Bonds will be redeemed in whole unless redemption of a portion of the Bonds outstanding would, in the opinion of Bond Counsel, have the result that interest payable on the Bonds remaining outstanding after such redemption would be deductible for purposes of determining the Federal taxable income of the Company, and, in such event, the Bonds to be redeemed shall be selected (in the principal amount of $5,000 or any integral multiple thereof) by lot, in such amount as is necessary to accomplish that result. The occurrence of an event requiring the redemption of the Bonds under this paragraph does not constitute an event of default under the Company Obligation or under the Indenture and the sole option in such event shall be for the Company to prepay the Company Obligation in an amount sufficient to redeem the Bonds to the extent required by this paragraph.

     Mandatory Redemption Upon State Furnishing Funds. Pursuant to Section 1864 of the Act, the State of New York may, upon furnishing sufficient funds therefor, require the Authority to redeem prior to maturity, as a whole, the Bonds on any Interest Payment Date not less than twenty years after the date of initial delivery of the Bonds. Any such redemption shall be at a redemption price equal to the optional redemption price, if any, applicable on such date or if no such optional redemption price is applicable at a redemption price of 105% of the principal amount thereof, in either case, together with accrued and unpaid interest, if any, to the date fixed for redemption, all in the manner provided in the Indenture.

     Procedure for Redemption. In the event any of the Bonds are called for redemption, the Trustee shall give notice, or cause the Registrar and Paying Agent to give notice in the name of the Authority, of the redemption of such Bonds in accordance with the Indenture.

     Notice of redemption shall be given by mailing a copy of the redemption notice by first-class mail at least 30 days prior to the date fixed for redemption to the registered owners of such Bonds to be redeemed at the addresses shown on the registration books maintained by the Registrar and Paying Agent; provided, however, that failure to give notice to any Holder of a Bond or any defects in such notice shall not affect the proceedings for the redemption of the Bonds for which notice has been given.

     Mandatory Tender for Purchase Upon a Change in the Interest Rate Mode . Upon a Change in the Interest Rate Mode, the Bonds shall be subject to mandatory tender for purchase in accordance with the Indenture on the effective date of such Change in the Interest Rate Mode at the Purchase Price.

     General Provisions Applicable to Mandatory Tenders for Purchase of Bonds. If interest has been paid on the Bonds, or an amount sufficient to pay interest thereon has been deposited in the Bond Fund Account, or an amount sufficient to pay accrued interest thereon, if any, has been set aside in the Bond Purchase Fund held under the Bond Purchase Trust Agreement, and the Purchase Price shall be available under the Bond Purchase Fund for payment of Bonds subject to tender for purchase upon a Change in the Interest Rate Mode and if a registered owner fails to deliver or does not properly deliver such Bonds to the Registrar and Paying Agent on the purchase date therefor, such Bonds shall nevertheless be deemed tendered and purchased on the date established for the purchase thereof, no interest shall accrue on such Bonds from and after the date of purchase and such former registered owners shall have no rights, benefits or security hereunder as the registered owners of such Bonds, except the right to receive the Purchase Price of and interest to the purchase date, if any, on such Bonds upon delivery thereof to the Registrar and Paying Agent in accordance with the provisions hereof. The purchaser of any such Bonds remarketed by the Remarketing Agent, or the issuer of any Support Facility, to the extent Bonds are purchased with the proceeds of a draw on, or borrowing or payment under, the Support Facility, shall be treated as the registered owner thereof for all purposes of the Indenture. The payment of Bonds tendered upon the election of the registered owner shall be subject to delivery of such Bonds duly endorsed in blank for transfer or accompanied by an instrument of transfer thereof in form satisfactory to the Registrar and Paying Agent executed in blank for transfer at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent at or prior to 10:00 a.m. (New York City time), on a specified purchase date. The Registrar and Paying Agent may refuse to make payment with respect to any Bonds tendered for purchase not endorsed in blank or for which an instrument of transfer satisfactory to the Registrar and Paying Agent has not been provided.

     The Purchase Price of Bonds subject to tender for purchase in an aggregate principal amount of at least one million dollars ($1,000,000) shall be payable in immediately available funds or by wire transfer upon written notice from the registered owner thereof containing the wire transfer address (which shall be in the continental United States) to which such registered owner wishes to have such wire directed, if such written notice is received by the Registrar and Paying Agent not less than five days prior to the related purchase date.

     Registered owners of Auction Rate Bonds subject to mandatory tender for purchase upon a Change in the Interest Rate Mode to or from an Auction Period Rate Period shall have no right to retain such Bonds and shall be required to tender such Auction Rate Bonds on the date established for the mandatory tender for purchase thereof.

     The Bonds may be transferred or exchanged by the registered owner hereof, in person or by his or her attorney duly authorized in writing, at the applicable Principal Corporate Trust Office of the Registrar and Paying Agent but only in the manner, subject to limitations and upon payment of the charges, if any, provided in the Indenture and upon the surrender hereof to the Registrar and Paying Agent for cancellation. Upon such transfer or exchange, a new Bond or Bonds of authorized denominations and of like aggregate principal amount as the Bond surrendered will be issued in exchange herefor. Transfer of Bonds bearing an Auction Period Rate is subject to the provisions of the Indenture. The Indenture is available for inspection at the office of the Trustee.

     All terms used herein which are defined in the Indenture and not otherwise defined herein shall have the respective meanings set forth in the Indenture.

     This Bond shall be governed by and construed in accordance with laws of the State of New York.

     IN WITNESS WHEREOF, the Authority has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its President, Vice President or Treasurer and its seal or a facsimile thereof to be impressed, imprinted or otherwise reproduced hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary, as of the date set forth in the Certificate of Authentication.

                                              NEW YORK STATE ENERGY RESEARCH
                                               AND DEVELOPMENT AUTHORITY

[SEAL]


                                              By____________________________
                                                     President

Attest:



____________________________
    Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

     This Bond is one of an issue described in the Indenture mentioned herein.

                                                   Citibank, N.A.,
                                                   as Trustee



                                                   By:________________________
                                                            Authorized Officer

Date of Authentication:

                             STATEMENT OF INSURANCE


     Financial Guaranty Insurance Company ("Financial Guaranty") has issued a policy containing the following provisions with respect to the Bonds, such policy being on file at the applicable Principal Corporate Trust Office of Citibank, N.A., as paying agent (the "Paying Agent"):

     Financial Guaranty hereby unconditionally and irrevocably agrees to pay for disbursement to the Bondholders that portion of the principal of and interest on the Bonds which is then due for payment and which the Authority shall have failed to provide. Due for payment means, with respect to principal, the stated maturity date thereof, and the date on which the Bonds shall have been duly called for mandatory redemption as a result of the interest on the Bonds having been determined to have become subject to federal income taxation, and does not refer to any earlier date on which the payment of principal of the Bonds is due by reason of call for redemption, acceleration or other advancement of maturity, and with respect to interest, the stated date for payment of such interest.

     Upon receipt of telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from a Bondholder or the Paying Agent to Financial Guaranty that the required payment of principal or interest (as applicable) has not been made by the Authority to the Paying Agent, Financial Guaranty on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with U.S. Bank Trust National Association, or its successor as its agent (the "Fiscal Agent"), sufficient to make the portion of such payment not paid by the Authority. Upon presentation to the Fiscal Agent of evidence satisfactory to it of the Bondholder's right to receive such payment and any appropriate instruments of assignment required to vest all of such Bondholder's right to such payment in Financial Guaranty, the Fiscal Agent will disburse such amount to the Bondholder.

     As used herein the term "Bondholder" means the person other than the Authority or the borrower(s) of bond proceeds who at the time of nonpayment of a Bond is entitled under the terms of such Bond to payment thereof.

     The policy is non-cancellable for any reason.

                      FINANCIAL GUARANTY INSURANCE COMPANY

                              (FORM OF ASSIGNMENT)

     For value received ________________________ hereby sells, assigns and transfers unto ___________________________ the within mentioned Bond and hereby irrevocably constitutes and appoints ________________________, Attorney, to transfer the same on the registration books in the office of the Registrar and Paying Agent with full power of substitution in the premises.



                                                     ______________________




Dated: _________________________



     I hereby certify that the above signature is true and genuine.

                                                     __________________
                                                     Authorized Officer


                                                     ___________________Bank

                                                                      APPENDIX B

                             AUCTION RATE PROVISIONS

                                   ARTICLE I

                                   Definitions

Section 1.01. Definitions. In addition to the words and terms elsewhere defined in the Indenture, the following words and terms as used in this Appendix B and elsewhere in the Indenture have the following meanings with respect to Bonds in an Auction Rate Period unless the context or use indicates another or different meaning or intent:

     "Agent Member" means a member of, or participant in, the Securities Depository who shall act on behalf of a Bidder.

     "All Hold Rate" means, as of any Auction Date, 45% of the Reference Rate in effect on such Auction Date.

     "Applicable Percentage" means, as of any Auction Date, the Percentage of Reference Rate (in effect on such Auction Date) determined as set forth below, based on the Prevailing Rating of Bonds in effect at the close of business on the Business Day immediately preceding such Auction Date:

                                                          Percentage
                   Prevailing Rating                  of Reference Rate
                   -----------------                  -----------------

                   AAA/AAA/Aaa                                175%
                   AA/AA/Aa                                   200
                   A/A/A                                      250
                   BBB/BBB/Baa                                275
                   Below BBB/BBB/Baa                          300



     "Auction" means each periodic implementation of the Auction Procedures.

     "Auction  Agent" means the auctioneer  appointed in accordance with Section
2.01 or 2.02 of this Appendix B.

     "Auction Agreement" means an agreement between the Company, the Auction Agent and the Trustee pursuant to which the Auction Agent agrees to follow the procedures specified in this Appendix B, with respect to the Bonds in an Auction Rate Period, as such agreement may from time to time be amended or supplemented.

                                  Appendix B-1

     "Auction Date" means during any period in which the Auction Procedures are not suspended in accordance with the provisions hereof:

     (a) if the Bonds are in a daily Auction Period, each Business Day;

     (b) if the Bonds are in a Special Rate Period, the last Business Day of the Special Rate Period; and

     (c) if the Bonds are in any other Auction Period, the Business Day next preceding each Interest Payment Date for such Bonds (whether or not an Auction shall be conducted on such date);

provided, however, that the last Auction Date with respect to Bonds in an Auction Period other than a daily Auction Period or Special Rate Period shall be the earlier of (i) the Business Day next preceding the Interest Payment Date next preceding the effective date of a Change in the Interest Rate Mode, and
(ii) the Business Day next preceding the Interest Payment Date next preceding the Stated Maturity for such Bonds; and provided, further, that if the Bonds are in a daily Auction Period, the last Auction Date shall be the earlier of (x) the Business Day next preceding the effective date of a Change in the Interest Rate Mode and (y) the Business Day next preceding the Stated Maturity for the Bonds.

     The last Business Day of a Special Rate Period shall be the Auction Date for the Auction Period which begins on the next succeeding Business Day, if any. On the Business Day preceding the conversion from a daily Auction Period to another Auction Period, there shall be two Auctions, one for the last daily Auction Period and one for the first Auction Period following the conversion.

     "Auction Period" means:

     (a) a Special Rate Period;

     (b) with respect to Bonds in a daily Auction Period, a period beginning on each Business Day and extending to but not including the next succeeding Business Day;

     (c) with respect to Bonds in a seven-day Auction Period and with Auctions generally conducted on (i) Fridays, a period of generally seven days beginning on a Monday (or the day following the last day of the prior Auction Period if the prior Auction Period does not end on a Sunday) and ending on the Sunday thereafter (unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (ii) Mondays, a period of generally seven days beginning on a Tuesday (or the day following the last day of the prior Auction Period if the prior Auction Period does not end on a Monday) and ending on the Monday thereafter (unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (iii) Tuesdays, a period of generally seven days beginning on a Wednesday (or the day following the last day of the prior Auction Period if the prior Auction Period does not end on a Tuesday) and ending on the Tuesday thereafter (unless such Tuesday is not followed by a Business Day, in


                                  Appendix B-2
which case on the next succeeding day which is followed by a Business Day), (iv) Wednesdays, a period of generally seven days beginning on a Thursday (or the day following the last day of the prior Auction Period if the prior Auction Period does not end on a Wednesday) and ending on the Wednesday thereafter (unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), and (v) Thursdays, a period of generally seven days beginning on a Friday (or the day following the last day of the prior Auction Period if the prior Auction Period does not end on a Thursday) and ending on the Thursday thereafter (unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day);

     (d) with respect to Bonds in a 14-day Auction Period and with Auctions generally conducted on (i) Fridays, a period of generally 14 days beginning on a Monday (or the last day of the prior Auction Period if the prior Auction Period does not end on a Sunday) and ending on the second Sunday thereafter (unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (ii) Mondays, a period of generally 14 days beginning on a Tuesday (or the last day of the prior Auction Period if the prior Auction Period does not end on a Monday) and ending on the second Monday thereafter (unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day),
(iii) Tuesdays, a period of generally 14 days beginning on a Wednesday (or the last day of the prior Auction Period if the prior Auction Period does not end on a Tuesday) and ending on the second Tuesday thereafter (unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (iv) Wednesdays, a period of generally 14 days beginning on a Thursday (or the last day of the prior Auction Period if the prior Auction Period does not end on a Wednesday) and ending on the second Wednesday thereafter (unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), and (v) Thursdays, a period of generally 14 days beginning on a Friday (or the last day of the prior Auction Period if the prior Auction Period does not end on a Thursday) and ending on the second Thursday thereafter (unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day);

     (e) with respect to Bonds in a 28-day Auction Period and with Auctions generally conducted on (i) Fridays, a period of generally 28 days beginning on a Monday (or the last day of the prior Auction Period if the prior Auction Period does not end on a Sunday) and ending on the fourth Sunday thereafter (unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (ii) Mondays, a period of generally 28 days beginning on a Tuesday (or the last day of the prior Auction Period if the prior Auction Period does not end on a Monday) and ending on the fourth Monday thereafter (unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day),
(iii) Tuesdays, a period of generally 28 days beginning on a Wednesday (or the last day of the prior Auction Period if the prior Auction Period does not end on a Tuesday) and ending on the fourth Tuesday thereafter (unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (iv) Wednesdays, a period of generally 28 days beginning on a Thursday (or the last day of the prior Auction Period if the prior Auction Period does not end on a Wednesday) and ending on the fourth

                                  Appendix B-3

Wednesday thereafter (unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), and (v) Thursdays, a period of generally 28 days beginning on a Friday (or the last day of the prior Auction Period if the prior Auction Period does not end on a Thursday) and ending on the fourth Thursday thereafter (unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day);

     (f) with respect to Bonds in a 35-day Auction Period and with Auctions generally conducted on (i) Fridays, a period of generally 35 days beginning on a Monday (or the last day of the prior Auction Period if the prior Auction Period does not end on Sunday) and ending on the fifth Sunday thereafter (unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (ii) Mondays, a period of generally 35 days beginning on a Tuesday (or the last day of the prior Auction Period if the prior Auction Period does not end on Monday) and ending on the fifth Monday thereafter (unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (iii) Tuesdays, a period of generally 35 days beginning on a Wednesday (or the last day of the prior Auction Period if the prior Auction Period does not end on Tuesday) and ending on the fifth Tuesday thereafter (unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (iv) Wednesdays, a period of generally 35 days beginning on a Thursday (or the last day of the prior Auction Period if the prior Auction Period does not end on Wednesday) and ending on the fifth Wednesday thereafter (unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), and (v) Thursdays, a period of generally 35 days beginning on a Friday (or the last day of the prior Auction Period if the prior Auction Period does not end on Thursday) and ending on the fifth Thursday thereafter (unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day);

     (g) with respect to Bonds in a three-month Auction Period, a period of generally three months (or shorter period upon a conversion from another Auction Period) beginning on the day following the last day of the prior Auction Period and ending on the first day of the month that is the third calendar month following the beginning date of such Auction Period (unless such first day of the month is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day); and

     (h) with respect to Bonds in a six-month Auction Period, a period of generally six months (or shorter period upon a conversion from another Auction Period) beginning on the day following the last day of the prior Auction Period and ending on the next succeeding April 30 or October 31;

provided, however, that
--------  -------

     (a) if there is a conversion of Bonds with Auctions generally conducted on Fridays (i) from a daily Auction Period to a seven-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the next succeeding


                                  Appendix B-4

Sunday (unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (ii) from a daily Auction Period to a 14-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the Sunday (unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than seven days but not more than 14 days from such date of conversion, (iii) from a daily Auction Period to a 28-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the Sunday (unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than 21 days but not more than 28 days from such date of conversion, and (iv) from a daily Auction Period to a 35-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on Sunday (unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than 28 days but no more than 35 days from such date of conversion;

     (b) if there is a conversion of Bonds with Auctions generally conducted on Mondays (i) from a daily Auction Period to a seven-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the next succeeding Monday (unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (ii) from a daily Auction Period to a 14-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the Monday (unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than seven days but not more than 14 days from such date of conversion, (iii) from a daily Auction Period to a 28-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the Monday (unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than 21 days but not more than 28 days from such date of conversion, and (iv) from a daily Auction Period to a 35-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on Monday (unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than 28 days but no more than 35 days from such date of conversion;

     (c) if there is a conversion of Bonds with Auctions generally conducted on Tuesdays (i) from a daily Auction Period to a seven-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the next succeeding Tuesday (unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (ii) from a daily Auction Period to a 14-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the Tuesday (unless such Tuesday is not


                                  Appendix B-5
followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than seven days but not more than 14 days from such date of conversion, (iii) from a daily Auction Period to a 28-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the Tuesday (unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than 21 days but not more than 28 days from such date of conversion, and (iv) from a daily Auction Period to a 35-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on Tuesday (unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than 28 days but no more than 35 days from such date of conversion;

     (d) if there is a conversion of Bonds with Auctions generally conducted on Wednesdays (i) from a daily Auction Period to a seven-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the next succeeding Wednesday (unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (ii) from a daily Auction Period to a 14-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the Wednesday (unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than seven days but not more than 14 days from such date of conversion, (iii) from a daily Auction Period to a 28-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the Wednesday (unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business
Day) which is more than 21 days but not more than 28 days from such date of conversion, and (iv) from a daily Auction Period to a 35-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on Wednesday (unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than 28 days but no more than 35 days from such date of conversion; and

     (e) if there is a conversion of Bonds with Auctions generally conducted on Thursdays (i) from a daily Auction Period to a seven-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the next succeeding Thursday (unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day), (ii) from a daily Auction Period to a 14-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on the Thursday (unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than seven days but not more than 14 days from such date of conversion, (iii) from a daily Auction Period to a 28-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and


                                  Appendix B-6
shall end on the Thursday (unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business
Day) which is more than 21 days but not more than 28 days from such date of conversion, and (iv) from a daily Auction Period to a 35-day Auction Period, the next Auction Period shall begin on the date of the conversion (i.e. the Interest Payment Date for the prior Auction Period) and shall end on Thursday (unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day) which is more than 28 days but no more than 35 days from such date of conversion.

     "Auction Period Rate" means the rate of interest to be borne by the Bonds during each Auction Period determined in accordance with Section 2.03 of this Appendix B; provided, however, in no event may the Auction Period Rate exceed the Maximum Allowed Rate.

     "Auction Procedures" means the procedures for conducting Auctions for Bonds in an Auction Rate Period set forth in this Appendix B.

     "Auction Rate" means for each Auction Period, (i) if Sufficient Clearing Bids exist, the Winning Bid Rate, provided, however, if all of such Bonds are the subject of Submitted Hold Orders, the All Hold Rate with respect to such Bonds and (ii) if Sufficient Clearing Bids do not exist, the Maximum Auction Rate with respect to such Bonds, provided, however, if the preceding Auction Period was a period of 35 days or less, the new Auction Period shall be the same as the preceding Auction Period, and if the preceding Auction Period was a period of greater than 35 days, the new Auction Period shall be a seven-day Auction Period.

     "Authorized Denominations" means $25,000 and integral multiples thereof, so long as the Bonds bear interest at an Auction Period Rate.

     "Available Bonds" means on each Auction Date, the aggregate principal amount of such Bonds that are not the subject of Submitted Hold Orders.

     "Bid" has the meaning specified in subsection (a) of Section 2.01 of this Appendix B.

     "Bidder" means each Existing Owner and Potential Owner who places an Order.

     "Broker-Dealer" means any entity that is permitted by law to perform the function required of a Broker-Dealer described in this Appendix B that is a member of, or a direct participant in, the Securities Depository, that has been selected by the Company with the consent of the Authority, and that is a party to a Broker-Dealer Agreement with the Auction Agent.

     "Broker-Dealer Agreement" means an agreement among the Auction Agent, the Company and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures described in this Appendix B, as such agreement may from time to time be amended or supplemented.


                                  Appendix B-7

     "Business Day" in addition to any other definition of "Business Day" included in the Indenture while the Bonds bear interest at an Auction Period Rate, the term Business Day shall not include days on which the Auction Agent or any Broker-Dealer are not open for business.

     "Default Rate" means, in respect of any Auction Period other than a daily Auction Period, a per annum rate equal to three hundred percent (300%) of the Reference Rate determined on the Auction Date next preceding the first day of such Auction Period or in the case of Bonds in a daily Auction Period, three hundred percent (300%) of the Reference Rate determined on the Auction Date which was the first day of such Auction Period, provided, however, the Default Rate shall not exceed the Maximum Allowed Rate.

     "Existing Owner" means (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Auction Agent's registry at the close of business on the Business Day immediately preceding the Auction Date for such Auction and (b) with respect to and for the purpose of dealing with a Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of the Bonds.

     "Fitch" shall mean Fitch Ratings and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if Fitch shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "Fitch" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

     "Hold Order" has the meaning specified in subsection (a) of Section 2.01 of this Appendix B.

     "Interest Payment Date" means:

     (a) when used with respect to any Auction Period (including the initial Auction Period commencing on and including the Effective Date or the effective date of a Change in the Interest Rate Mode, as the case may be, and expiring on and including the initial Auction Date specified in Section 3.03 of the Indenture or determined and certified by the Company in writing to the Trustee on or prior to the effective date of a Change in the Interest Rate Mode (or, if such initial Auction Date is not followed by a Business Day, the next day which is followed by a Business Day)) other than a daily Auction Period or a Special Rate Period, the Business Day immediately following such Auction Period; and

     (b) when used with respect to a daily Auction Period, the first Business Day of the month immediately succeeding such Auction Period; and

     (c) when used with respect to a Special Rate Period of (i) more than seven but fewer than 92 days, the Business Day immediately following such Special Rate Period, or (ii) 92 or more days, (A) in the case of Bonds with Auctions generally conducted on Fridays, each thirteenth Monday after the first day of such Special Rate Period or the next Business Day if such Monday is not a


                                  Appendix B-8

Business Day and on the Business Day immediately following such Special Rate Period, (B) in the case of Bonds with Auctions generally conducted on Mondays, each thirteenth Tuesday after the first day of such Special Rate Period or the next Business Day if such Tuesday is not a Business Day and on the Business Day immediately following such Special Rate Period, (C) in the case of Bonds with Auctions generally conducted on Tuesdays, each thirteenth Wednesday after the first day of such Special Rate Period or the next Business Day if such Wednesday is not a Business Day and on the Business Day immediately following such Special Rate Period, (D) in the case of Bonds with Auctions conducted on Wednesdays, each thirteenth Thursday after the first day of such Special Rate Period or the next Business Day if such Thursday is not a Business Day and on the Business Day immediately following such Special Rate Period and (E) in the case of Bonds with Auctions generally conducted on Thursdays, each thirteenth Friday after the first day of such Special Rate Period or the next Business Day if such Friday is not a Business Day and on the Business Day immediately following such Special Rate Period.

     "LIBOR" on any date of determination for any Auction Period, means (i) for any Auction Period of fewer than 49 days, the offered rate for deposits in U.S. dollars for a one-month period which appears on the Telerate Page 3750 at approximately 11:00 A.M., London time, on such date, or if such date is not a date on which dealings in U.S. dollars are transacted in the London interbank market, then on the next preceding day on which such dealings were transacted in such market (the "calculation date") and (ii) for any Auction Period of (A) 49 or more but fewer than 70 days, such rates for deposits in U.S. dollars for a two-month period, (B) 70 or more but fewer than 85 days, the arithmetic average of such rates for deposits in U.S. dollars for two and three-month periods, (C) 85 or more but fewer than 120 days, such rate for deposits in U.S. dollars for a three-month period, (D) 120 or more but fewer than 148 days, the arithmetic average of such rates for deposits in U.S. dollars for three and six-month periods, (E) 148 or more but fewer than 180 days, such rate for deposits in U.S. dollars for a six-month period, (F) 180 or more but fewer than 225 days, the arithmetic average of such rates for deposits in U.S. dollars for six and nine-month periods, (G) 225 or more but fewer than 290 days, such rate for deposits in U.S. dollars for a nine-month period, (H) 290 or more but fewer than 325 days, the arithmetic average of such rates for deposits in U.S. dollars for nine-month and one-year periods and (I) 325 or more but fewer than 365 days, such rate for deposits in U.S. dollars for a one-year period.

     "Maximum Auction Rate" means as of any Auction Date, the product of the Reference Rate multiplied by the Applicable Percentage; provided, however, that in no event shall the Maximum Auction Rate exceed the Maximum Allowed Rate, anything herein to the contrary notwithstanding.

     "Moody's" shall mean Moody's Investors Service and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if Moody's shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "Moody's" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.


                                  Appendix B-9

     "Order" means a Hold Order, Bid or Sell Order.

     "Potential Owner" means (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Auction Agent's registry at the close of business on the Business Day immediately preceding the Auction Date for such Auction and (b) with respect to and for the purpose of dealing with a Broker-Dealer in connection with an Auction, a Person who is or will be a beneficial owner of the Bonds.

     "Prevailing Rating" means (a) AAA/AAA/Aaa, if the Bonds shall have a rating of AAA by S&P and Fitch and a rating of Aaa by Moody's, (b) if not AAA/AAA/Aaa, AA/AA/Aa if the Bonds shall have a rating of AA- or better by S&P and Fitch and a rating of Aa3 or better by Moody's, (c) if not AAA/AAA/Aaa or AA/AA/Aa, A/A/A if the Bonds shall have a rating of A- or better by S&P and Fitch and a rating of A3 or better by Moody's, (d) if not AAA/AAA/Aaa, AA/AA/Aa or A/A/A, BBB/BBB/Baa if the Bonds shall have a rating of BBB- or better by S&P and Fitch and a rating of Baa3 or better by Moody's, and (e) if not AAA/AAA/Aaa, AA/AA/Aa, A/A/A or BBB/BBB/Baa, then below BBB/BBB/Baa, whether or not the Bonds are rated by any Rating Agency. For purposes of this definition, S&P's and Fitch's rating categories of "AAA," "AA-," "A-" and "BBB-" and Moody's rating categories of "Aaa," "Aa3," "A3" and "Baa3" shall be deemed to refer to and include the respective rating categories correlative thereto in the event that any such Rating Agencies shall have changed or modified their generic rating categories or if any successor thereto appointed in accordance with the definitions thereof shall use different rating categories. If the Bonds are not rated by a Rating Agency, the requirement of a rating by such Rating Agency shall be disregarded. If the ratings for the Bonds are split between the foregoing categories, the lowest rating shall determine the Prevailing Rating.

     "Reference Rate" shall have the meaning specified in Section 2.06 of this Appendix B.

     "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if S&P shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "S&P" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

     "Sell Order" has the meaning specified in subsection (a) of Section 2.01 of this Appendix B.

     "Special Rate Period" means any period of more than seven days but less than five years which is not another Auction Period and which begins on an Interest Payment Date and ends (i) in the case of Bonds with Auctions generally conducted on Fridays, on a Sunday unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a


                                       Appendix B-10

Business Day, (ii) in the case of Bonds with Auctions generally conducted on Mondays, on a Monday unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (iii) in the case of Bonds with Auctions generally conducted on Tuesdays, on a Tuesday unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (iv) in the case of Bonds with Auctions generally conducted on Wednesdays, on a Wednesday unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, and (v) in the case of Bonds with Auctions generally conducted on Thursdays, on a Thursday unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day.

     "Submission Deadline" means 1:00 p.m., New York City time, on each Auction Date for Bonds not in a daily Auction Period and 11:00 a.m., New York City time, on each Auction Date for Bonds in a daily Auction Period, or such other time on such date as shall be specified from time to time by the Auction Agent pursuant to the Auction Agreement as the time by which Broker-Dealers are required to submit Orders to the Auction Agent.

     "Submitted Bid" has the meaning specified in subsection (b) of Section 2.03 of this Appendix B.

     "Submitted  Hold  Order" has the meaning  specified  in  subsection  (b) of
Section 2.03 of this
Appendix B.

     "Submitted  Order" has the meaning  specified in subsection  (b) of Section
2.03 of this Appendix B.

     "Submitted  Sell  Order" has the meaning  specified  in  subsection  (b) of
Section 2.03 of this Appendix B.

     "Sufficient Clearing Bids" means with respect to Bonds, an Auction for which the aggregate principal amount of Bonds that are the subject of Submitted Bids by Potential Owners specifying one or more rates not higher than the Maximum Auction Rate is not less than the aggregate principal amount of Bonds that are the subject of Submitted Sell Orders and of Submitted Bids by Existing Owners specifying rates higher than the Maximum Auction Rate.

     "United States Treasury Securities" means direct obligations issued by the United States government.

     "Winning Bid Rate" means with respect to Bonds the lowest rate specified in any Submitted Bid for such Bond which if selected by the Auction Agent as the Auction Period Rate would cause the aggregate principal amount of Bonds that are the subject of Submitted Bids specifying a rate not greater than such rate to be not less than the aggregate principal amount of Available Bonds.

     Section 1.02. Rules of Construction. (a) This Appendix B constitutes an integral part of the Appendix A and, except to the extent provided in the next sentence, has the same force and effect as if set forth in Appendix A. In the event of any conflict between this Appendix B and Appendix A, Appendix A shall control.


                                  Appendix B-11

     (b) References in this Appendix B to Articles or Sections are to such Article or Section of this Appendix B.

                                   ARTICLE II

                               Auction Procedures

     Section 2.01. Orders by Existing Owners and Potential Owners. (a) Prior to the Submission Deadline on each Auction Date:

     (i) each Existing Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, information as to:

          (A) the principal amount of Bonds, if any, held by such Existing Owner which such Existing Owner irrevocably commits to continue to hold for the next succeeding Auction Period without regard to the rate determined by the Auction Procedures for such Auction Period,

          (B) the principal amount of Bonds, if any, held by such Existing Owner which such Existing Owner irrevocably commits to continue to hold for the next succeeding Auction Period if the rate determined by the Auction Procedures for such Auction Period shall not be less than the rate per annum then specified by such Existing Owner (and which such Existing Owner irrevocably offers to sell on the next succeeding Interest Payment Date (or the same day in the case of a daily Auction Period) if the rate determined by the Auction Procedures for the next succeeding Auction Period shall be less than the rate per annum then specified by such Existing Owner), and/or

          (C) principal amount of Bonds, if any, held by such Existing Owner which such Existing Owner irrevocably offers to sell on the next succeeding Interest Payment Date (or on the same day in the case of a daily Auction Period) without regard to the rate determined by the Auction Procedures for the next succeeding Auction Period; and

     (ii) for the purpose of implementing the Auctions and thereby to achieve the lowest possible interest rate on the Bonds, the Broker-Dealers shall contact Potential Owners, including Persons that are Existing Owners, to determine the principal amount of Bonds, if any, which each such Potential Owner irrevocably offers to purchase if the rate determined by the Auction Procedures for the next succeeding Auction Period is not less than the rate per annum then specified by such Potential Owner.


                                  Appendix B-12

     For the purposes hereof, an Order containing the information referred to in clause (i)(A) above is herein referred to as a "Hold Order", an Order containing the information referred to in clause (i)(B) or (ii) above is herein referred to as a "Bid", and an Order containing the information referred to in clause (i)(C) above is herein referred to as a "Sell Order."

     (b) (i) A Bid by an Existing Owner shall constitute an irrevocable offer to sell:

          (A) the principal amount of Bonds specified in such Bid if the rate determined by the Auction Procedures on such Auction Date shall be less than the rate specified therein; or

          (B) such principal amount or a lesser principal amount of Bonds to be determined as described in subsection (a)(v) of Section 2.04 hereof if the rate determined by the Auction Procedures on such Auction Date shall be equal to such specified rate; or

          (C) a lesser principal amount of Bonds to be determined as described in subsection (b)(iv) of Section 2.04 hereof if such specified rate shall be higher than the Maximum Auction Rate and Sufficient Clearing Bids do not exist.

     (ii) A Sell Order by an Existing Owner shall constitute an irrevocable offer to sell:

          (A) the principal amount of Bonds specified in such Sell Order; or

               (B) such principal  amount or a lesser  principal amount of Bonds
          as  described  in  subsection   (b)(iv)  of  Section  2.04  hereof  if
          Sufficient Clearing Bids do not exist.

     (iii) A Bid by a Potential Owner shall constitute an irrevocable offer to purchase:

          (A) the principal amount of Bonds specified in such Bid if the rate determined by the Auction Procedures on such Auction Date shall be higher than the rate specified therein; or

          (B) such principal amount or a lesser principal amount of Bonds as described in subsection (a)(vi) of Section 2.04 hereof if the rate determined by the Auction Procedures on such Auction Date shall be equal to such specified rate.

          (c) Anything herein to the contrary notwithstanding:

     (i) for purposes of any Auction, any Order which specifies Bonds to be held, purchased or sold in a principal amount which is not equal to the Authorized Denomination for Bonds or an integral multiple thereof shall be rounded down to the nearest amount that is equal to the Authorized Denomination for Bonds, and the Auction Agent shall conduct the Auction Procedures as if such Order had been submitted in such lower amount;


                                       Appendix B-13

     (ii) for purposes of any Auction other than during a daily Auction Period, any portion of an Order of an Existing Owner which relates to a Bond which has been called for redemption on or prior to the Interest Payment Date next succeeding such Auction shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted;

     (iii) for purposes of any Auction other than during a daily Auction Period, no portion of a Bond which has been called for redemption on or prior to the Interest Payment Date next succeeding such Auction shall be included in the calculation of Available Bonds for such Auction; and

     (iv) the Auction Procedures shall be suspended with respect to the Bonds during the period commencing on the date of the Auction Agent's receipt of notice from the Trustee of the occurrence of a Payment Default but shall resume two Business Days after the date on which the Auction Agent receives notice from the Trustee that such Payment Default has been waived or cured, with the next Auction to occur on the next regularly scheduled Auction Date occurring thereafter.

     Section 2.02.  Submission  of Orders by  Broker-Dealers  to Auction  Agent.

     (a) Each Broker-Dealer shall submit to the Auction Agent in writing or by such other method as shall be reasonably acceptable to the Auction Agent, including such electronic communication acceptable to the parties, prior to the Submission Deadline on each Auction Date, all Orders obtained by such Broker-Dealer and, if requested, specifying with respect to each Order:

          (i) the name of the Bidder placing such Order;

          (ii) the aggregate principal amount of Bonds, if any, that are the subject of such Order;

          (iii) to the extent that such Bidder is an Existing Owner:

               (A) the principal amount of Bonds, if any, subject to any Hold Order placed by such Existing Owner;

               (B) the principal amount of Bonds, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

               (C) the principal amount of Bonds, if any, subject to any Sell Order placed by such Existing Owner;

          (iv) to the extent such Bidder is a Potential Owner, the rate specified in such Bid.


                                       Appendix B-14

               (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth of one percent (0.001%).

               (c) If an Order or Orders covering all of the Bonds of a particular Series held by an Existing Owner is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the principal amount of Bonds held by such Existing Owner and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to another Auction Period or an amendment or modification to the Indenture pursuant to Section 2.07(b) of this Appendix B and Orders have not been submitted to the Auction Agent prior to the Submission Deadline covering the aggregate principal amount of Bonds of the Series held by such Existing Owner, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Existing Owner covering the principal amount of Bonds held by such Existing Owner and not subject to Orders submitted to the Auction Agent.

               (d) If one or more Orders covering in the aggregate more than the principal amount of Outstanding Bonds held by any Existing Owner are submitted to the Auction Agent, such Orders shall be considered valid as follows:

               (i) all Hold Orders shall be considered Hold Orders, but only up to and including in the aggregate the principal amount of Bonds held by such Existing Owner;

               (ii) (A) any Bid of an Existing Owner shall be considered valid as a Bid of an Existing Owner up to and including the excess of the principal amount of Bonds held by such Existing Owner over the principal amount of the Bonds subject to Hold Orders referred to in paragraph (i) above;

               (B) subject to clause (A) above, all Bids of an Existing Owner with the same rate shall be aggregated and considered a single Bid of an Existing Owner up to and including the excess of the principal amount of Bonds held by such Existing Owner over the principal amount of Bonds held by such Existing Owner subject to Hold Orders referred to in paragraph (i) above;

               (C) subject to clause (A) above, if more than one Bid with different rates is submitted on behalf of such Existing Owner, such Bids shall be considered Bids of an Existing Owner in the ascending order of their respective rates up to the amount of the excess of the principal amount of Bonds held by such Existing Owner over the principal amount of Bonds held by such Existing Owner subject to Hold Orders referred to in paragraph (i) above; and

               (D) the principal amount, if any, of such Bonds subject to Bids not considered to be Bids of an Existing Owner under this paragraph
          (ii) shall be treated as the subject of a Bid by a Potential Owner;


                                       Appendix B-15

     (iii) all Sell Orders shall be considered Sell Orders, but only up to and including a principal amount of Bonds equal to the excess of the principal amount of Bonds held by such Existing Owner over the sum of the principal amount of the Bonds considered to be subject to Hold Orders pursuant to paragraph (i) above and the principal amount of Bonds considered to be subject to Bids of such Existing Owner pursuant to paragraph (ii) above.

     (e) If more than one Bid is submitted on behalf of any Potential Owner, each Bid submitted with the same rate shall be aggregated and considered a single Bid and each Bid submitted with a different rate shall be considered a separate Bid with the rate and the principal amount of Bonds specified therein.

     (f) Neither the Authority, the Company, the Trustee nor the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

     Section 2.03. Determination of Auction Period Rate. (a) Not later than 9:30 a.m., New York City time, on each Auction Date in an Auction Rate Period, the Auction Agent shall advise the Broker-Dealers and the Trustee by telephone or other electronic communication acceptable to the parties of the All Hold Rate, the Maximum Auction Rate and the Reference Rate for the Bonds.

     (b) Promptly after the Submission Deadline on each Auction Date in an Auction Rate Period, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, and collectively as a "Submitted Order") and shall determine (i) the Available Bonds, (ii) whether there are Sufficient Clearing Bids, and (iii) the Auction Rate.

     (c) Promptly after the Auction Agent has made the determinations pursuant to subsection (b) above, the Auction Agent shall advise the Trustee by telephone (promptly confirmed in writing), telex or facsimile transmission or other electronic communication acceptable to the parties of the Auction Rate for the next succeeding Auction Period and the Trustee shall promptly notify the Securities Depository of such Auction Rate.

     (d) In the event the Auction Agent fails to calculate, or for any reason fails to timely provide, the Auction Rate for any Auction Period, (i) if the preceding Auction Period was a period of 35 days or less, the new Auction Period shall be the same as the preceding Auction Period and the Auction Rate for the new Auction Period shall be the same as the Auction Rate for the preceding Auction Period, and (ii) if the preceding Auction Period was a period of greater than 35 days, the new Auction Period shall be a seven-day Auction Period and the Auction Rate for the new Auction Period shall be the same as the Auction Rate for the preceding Auction Period; provided, however, that if the Auction Procedures are suspended pursuant to paragraph (iv) of subsection (c) of Section
2.01 of this Appendix B with respect to any Bond, the Auction Period Rate for the next succeeding Auction Period shall be the Default Rate.


                                  Appendix B-16

     (e) In the event that the  conditions  referred to in (B),(C),(D) or (E) of
Section 4.01.3 of the Indenture or in (B) of Section 4.02.3 of the Indenture have not been met with respect to a Change in the Interest Rate Mode from an Auction Rate Period to any other interest rate mode or in the event of a failure to change the length of the current Auction Period due to the lack of Sufficient Clearing Bids at the Auction on the Auction Date for the first new Auction Period, the Auction Period Rate for the next Auction Period shall be the Maximum Auction Rate and the Auction Period shall be a seven-day Auction Period.

     (f) If on any Auction Date the Bonds are no longer maintained in book-entry form by the Securities Depository, then the Auction Period Rate for the subsequent Auction Period shall be the Maximum Auction Rate and such Auction Period shall be a seven-day Auction Period.

     Section 2.04. Allocation of Bonds.

     (a) In the event of Sufficient Clearing Bids for Bonds, subject to the further provisions of subsections (c) and (d) below, Submitted Orders for such Series shall be accepted or rejected as follows in the following order of priority:

     (i) the Submitted Hold Order of each Existing Owner shall be accepted, thus requiring each such Existing Owner to continue to hold the Bonds that are the subject of such Submitted Hold Order;

     (ii) the Submitted Sell Order of each Existing Owner shall be accepted and the Submitted Bid of each Existing Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each such Existing Owner to sell the Bonds that are the subject of such Submitted Sell Order or Submitted Bid;

     (iii) the Submitted Bid of each Existing Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the Bonds that are the subject of such Submitted Bid;

     (iv) the Submitted Bid of each Potential Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Owner to purchase the Bonds that are the subject of such Submitted Bid;

     (v) the Submitted Bid of each Existing Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the Bonds that are the subject of such Submitted Bid, but only up to and including the principal amount of Bonds obtained by multiplying (A) the aggregate principal amount of Outstanding Bonds which are not the subject of Submitted Hold Orders described in paragraph (i) above or of Submitted Bids described in paragraphs (iii) or (iv) above by (B) a fraction the numerator of which shall be the principal amount of Outstanding
Bonds held by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of Outstanding Bonds subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Winning Bid Rate, and the remainder, if any, of such Submitted Bid shall be rejected, thus requiring each such Existing Owner to sell any excess amount of Bonds;


                                       Appendix B-17

     (vi) the Submitted Bid of each Potential Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Owner to purchase the Bonds that are the subject of such Submitted Bid, but only in an amount equal to the principal amount of Bonds obtained by multiplying (A) the aggregate principal amount of Outstanding Bonds which are not the subject of Submitted Hold Orders described in paragraph (i) above or of Submitted Bids described in paragraphs (iii), (iv) or (v) above by (B) a fraction the numerator of which shall be the principal amount of Outstanding Bonds subject to such Submitted Bid and the denominator of which shall be the sum of the aggregate principal amount of Outstanding Bonds subject to such Submitted Bids made by all such Potential Owners that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and

     (vii) the Submitted Bid of each Potential Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected.

     (b) In the event there are not Sufficient Clearing Bids for Bonds, subject to the further provisions of subsections (c) and (d) below, Submitted Orders for each Bond shall be accepted or rejected as follows in the following order of priority:

     (i) the Submitted Hold Order of each Existing Owner shall be accepted, thus requiring each such Existing Owner to continue to hold the Bonds that are the subject of such Submitted Hold Order;

     (ii) the Submitted Bid of each Existing Owner specifying any rate that is not higher than the Maximum Auction Rate with respect to Bonds, shall be accepted, thus requiring each such Existing Owner to continue to hold the Bonds that are the subject of such Submitted Bid;

     (iii) the Submitted Bid of each Potential Owner specifying any rate that is not higher than the Maximum Auction Rate with respect to Bonds, shall be accepted, thus requiring each such Potential Owner to purchase the Bonds that are the subject of such Submitted Bid;

     (iv) the Submitted Sell Orders of each Existing Owner shall be accepted as Submitted Sell Orders and the Submitted Bids of each Existing Owner specifying any rate that is higher than the Maximum Auction Rate with respect to Bonds, shall be deemed to be and shall be accepted as Submitted Sell Orders, in both cases only up to and including the principal amount of Bonds obtained by multiplying (A) the aggregate principal amount of Bonds subject to Submitted Bids described in paragraph (iii) of this subsection (b) by (B) a fraction the numerator of which shall be the principal amount of Outstanding Bonds held by such Existing Owner subject to such Submitted Sell Order or such Submitted Bid deemed to be a Submitted Sell Order and the denominator of which shall be the principal amount of Outstanding Bonds subject to all such Submitted Sell Orders and such Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such Existing Owner shall be required to continue to hold such excess amount of Bonds; and


                                  Appendix B-18

     (v) the Submitted Bid of each Potential Owner specifying any rate that is higher than the Maximum Auction Rate with respect to the Bonds shall be rejected.

     (c) If, as a result of the procedures described in subsection (a) or (b) above, any Existing Owner or Potential Owner would be required to purchase or sell an aggregate principal amount of Bonds which is not an integral multiple of the Authorized Denomination for Bonds on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, round up or down the principal amount of Bonds to be purchased or sold by any Existing Owner or Potential Owner on such Auction Date so that the aggregate principal amount of Bonds purchased or sold by each Existing Owner or Potential Owner on such Auction Date shall be an integral multiple of the Authorized Denomination for Bonds or such Series, even if such allocation results in one or more of such Existing Owners or Potential Owners not purchasing or selling any Bonds on such Auction Date.

     (d) If, as a result of the procedures described in subsection (a) above, any Potential Owner would be required to purchase a principal amount of Bonds that is less than the Authorized Denomination for Bonds on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, allocate such Bonds for purchase among Potential Owners so that the principal amount of Bonds purchased on such Auction Date by any Potential Owner shall be an integral multiple of the Authorized Denomination for Bonds, even if such allocation results in one or more of such Potential Owners not purchasing such Bonds on such Auction Date.

     Section 2.05. Notice of Auction Period Rate. (a) On each Auction Date, the Auction Agent shall notify by telephone or other telecommunication device or other electronic communication acceptable to the parties or in writing each Broker-Dealer that participated in the Auction held on such Auction Date of the following with respect to Bonds for which an Auction was held on such Auction
Date:

     (i) the Auction Period Rate determined on such Auction Date for the succeeding Auction Period;

     (ii) whether Sufficient Clearing Bids existed for the determination of the Winning Bid Rate;

     (iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Owner, whether such Bid or Sell Order was accepted or rejected and the principal amount of Bonds, if any, to be sold by such Existing Owner;

     (iv) if such Broker-Dealer submitted a Bid on behalf of a Potential Owner, whether such Bid was accepted or rejected and the principal amount of Bonds, if any, to be purchased by such Potential Owner;


                                  Appendix B-19

     (v) if the aggregate principal amount of the Bonds to be sold by all Existing Owners on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different from the aggregate principal amount of Bonds to be purchased by all Potential Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Broker-Dealers (and the Agent Member, if any, of each such other Broker Dealer) and the principal amount of Bonds to be (A) purchased from one or more Existing Owners on whose behalf such other Broker-Dealers submitted Bids or Sell Orders or (B) sold to one or more Potential Owners on whose behalf such Broker-Dealer submitted Bids; and

     (vi) the immediately succeeding Auction Date.

     (b) On each Auction Date, with respect to Bonds for which an Auction was held on such Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Owner or Potential Owner shall: (i) advise each Existing Owner and Potential Owner on whose behalf such Broker-Dealer submitted an Order as to
(A) the Auction Period Rate determined on such Auction Date, (B) whether any Bid or Sell Order submitted on behalf of each such Owner was accepted or rejected and (C) the immediately succeeding Auction Date; (ii) instruct each Potential Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Existing Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the principal amount of such Bonds to be purchased pursuant to such Bid (including, with respect to such Bonds in a daily Auction Period, accrued interest if the purchase date is not an Interest Payment Date for such Bond) against receipt of such Bonds; and (iii) instruct each Existing Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted or a Bid that was rejected, in whole or in part, to instruct such Existing Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the principal amount of such Bonds to be sold pursuant to such Bid or Sell Order against payment therefor.

     Section 2.06. Reference Rate. (a) The Reference Rate on any Auction Date with respect to Bonds in any Auction Period of less than 180 days shall be the greater of LIBOR or the Thirty-Day "AA" Composite Commercial Paper Rate on such date. The Reference Rate with respect to Bonds in any Auction Period of 180 days or more but less than one year shall be the greater of LIBOR or the yield on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period, as last published in The Wall Street Journal. The Reference Rate with respect to Bonds in any Auction Period of one year or more but less than five years shall be the yield on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period, as last published in The Wall Street Journal. If any such rate is unavailable, the Reference Rate will be an index or rate agreed to by all Broker-Dealers and consented to by the Issuer.

     "Thirty-Day   `AA'  Composite   Commercial  Paper  Rate"  on  any  date  of
determination, means the interest equivalent of the Thirty-Day rate on commercial paper placed on behalf of non financial issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by S&P, as made available on a discount basis or otherwise by (A) the Federal Reserve Bank of New York for


                                  Appendix B-20
the Business Day immediately preceding such date of determination, or (B) if the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. or, in lieu of any thereof, their respective affiliates or successors which are commercial paper dealers (the "Commercial Paper Dealers"), to the Auction Agent before the close of business on the Business Day immediately preceding such date of determination.

     For purposes of the definitions of Thirty-Day "AA" Composite Commercial Paper Rate, the "interest equivalent" means the equivalent yield on a 360-day basis of a discount-basis security to an interest-bearing security. If any Commercial Paper Dealer does not quote a commercial paper rate required to determine the Thirty-Day "AA" Composite Commercial Paper Rate, the Thirty-Day "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any substitute commercial paper dealer not included within the definition of Commercial Paper Dealer above, which may be the entity or entities named by the Company with the consent of the Authority (a "Substitute Commercial Paper Dealer") selected by the Trustee (who will be under no liability for such selection) to provide such commercial paper rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or if the Trustee does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers.

     (b) If for any reason on any Auction Date the Reference Rate shall not be determined as hereinabove provided in this Section, the Reference Rate shall be the Reference Rate for the Auction Period ending on such Auction Date.

     (c) The determination of the Reference Rate by the Auction Agent as provided herein shall be conclusive and binding upon the Authority, the Company, the Trustee, the Broker-Dealers, the Auction Agent and the Holders of the Bonds.

     Section 2.07. Miscellaneous Provisions Regarding Auctions.

     (a) In this Appendix B, each reference to the purchase, sale or holding of "Bonds" shall refer to beneficial interests in such Bonds, unless the context clearly requires otherwise.

     (b) During an Auction Rate Period only, with respect to the Bonds, the provisions of the Indenture, including this Appendix B and the definitions contained in this Appendix B, including, without limitation, the definitions of Maximum Auction Rate, All Hold Rate, Reference Rate, Default Rate, Applicable Percentage and the Auction Period Rate, may be modified or amended, with the consent of the Bond Insurer, pursuant to the Indenture by obtaining, when required by the Indenture, the consent of the Holders of all Outstanding Bonds as follows; provided, however, that no such modification or amendment that adversely affect the rights, duties or obligations of the Auction Agent or the


                                  Appendix B-21

Trustee shall be made without the consent of the Auction Agent or the Trustee, respectively. If on the first Auction Date occurring at least 20 days after the date on which the Trustee mailed notice of such proposed modification or amendment to the registered owners of the Outstanding Bonds as required by the Indenture, the Auction Period Rate which is determined on such date is the Winning Bid Rate, the proposed modification or amendment shall be deemed to have been consented to by the Holders of all affected Outstanding Bonds.

     (c) If the Securities Depository notifies the Authority that it is unwilling or unable to continue as Holder of the Bonds or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor to the Securities Depository is not appointed by the Authority within 90 days after the Authority receives notice or becomes aware of such condition, as the case may be, the Authority shall execute and the Trustee shall authenticate and deliver certificates representing the Bonds. Such Bonds shall be authorized in such names and authorized denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Authority and the Trustee.

     (d) During an Auction Rate Period, so long as the ownership of the Bonds is maintained in book-entry form by the Securities Depository, an Existing Owner or a beneficial owner may sell, transfer or otherwise dispose of a Bond only pursuant to a Bid or Sell Order in accordance with the Auction Procedures or to or through a Broker-Dealer, provided that (i) in the case of all transfers other than pursuant to Auctions such Existing Owner or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (ii) a sale, transfer or other disposition of Bonds from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such Bonds to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph if such Broker-Dealer remains the Existing Owner of Bonds so sold, transferred or disposed of immediately after such sale, transfer or disposition.

     Section 2.08. Changes in Auction Period or Auction Date.

     (a) Changes in Auction Period. (i) During any Auction Rate Period, and with the consent of the Bond Insurer for changes to Auction Periods over 35 days, the Authority, at the request of the Company, may from time to time on any Interest Payment Date, change the length of the Auction Period with respect to all of the Bonds among daily, seven-days, 14-days, 28-days, 35-days, three months, six months and a Special Rate Period in order to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by such Bonds. The Authority shall initiate the change in the length of the Auction Period by giving written notice to the Bond Insurer, the Auction Agent, the Broker-Dealers, the Trustee and the Securities Depository that the Auction Period shall change if the conditions described herein are satisfied and the proposed effective date of the change, at least 10 Business Days prior to the Auction Date for such Auction Period; provided, however, that in the case of a change from a Special Rate Period of 92 or more days, the date of such change shall be the Interest Payment Date immediately following the last day of such Special Rate Period. The Bond Insurer may direct a change in the length of the Auction Period following an Event of Default.


                                  Appendix B-22

     (ii) Any such changed Auction Period shall be for a period of one day, seven-days, 14-days, 28-days, 35-days, three months, six months or a Special Rate Period and shall be for all of the Bonds in an Auction Rate Period.

     (iii) The change in the length of the Auction Period for Bonds shall not be allowed unless Sufficient Clearing Bids existed at both the Auction before the date on which the notice of the proposed change was given as provided in this subsection (a) and the Auction immediately preceding the proposed change.

     (iv) The change in length of the Auction Period for Bonds shall take effect only if (A) the Trustee and the Auction Agent receive, by 11:00 a.m., New York City time, on the Business Day before the Auction Date for the first such Auction Period, a certificate from the Company consenting to the change in the length of the Auction Period specified in such certificate and (B) Sufficient Clearing Bids exist at the Auction on the Auction Date for such first Auction Period. For purposes of the Auction for such first Auction Period only, each Existing Owner shall be deemed to have submitted Sell Orders with respect to all of its Bonds for which there is to be a change in the length of the Auction Period except to the extent such Existing Owner submits an Order with respect to such Bonds. If the condition referred to in (A) above is not met, the Auction Rate for the next Auction Period shall be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred to in (B) above is not met, the Auction Rate for the next Auction Period shall be the Maximum Auction Rate and the Auction Period shall be a seven-day Auction Period.

     (v) On the conversion date for Bonds from one Auction Period to another, any Bonds which are not the subject of a specific Hold Order or Bid shall be deemed to be subject to a Sell Order.

     (b) Changes in Auction Date. During any Auction Rate Period, the Auction Agent, with the written consent of the Authority and the Company, may specify an earlier Auction Date for Bonds (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the interest rate borne on such Bonds. The Auction Agent shall provide notice of its determination to specify an earlier Auction Date for an Auction Period by means of a written notice delivered at least 45 days prior to the proposed changed Auction Date to the Trustee, the Authority, the Company, the Bond Insurer, the Broker-Dealers and the Securities Depository.




                                  Appendix B-23